Exhibit 10.2

EXECUTION VERSION

TERM CREDIT AGREEMENT

dated as of

June 14, 2012,

among

ASCENA RETAIL GROUP, INC.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Bookrunners and Joint Lead Arrangers

BANK OF AMERICA, N.A.,

as Syndication Agent

i

SCHEDULES:

Schedule 1.01A	—	Certain Non-Designated Subsidiaries
Schedule 1.01B	—	Excluded Real Properties
Schedule 2.01	—	Commitments
Schedule 3.05	—	Real Properties
Schedule 3.06	—	Disclosed Matters
Schedule 3.12	—	Subsidiaries and Joint Ventures
Schedule 3.13	—	Insurance
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens
Schedule 6.04	—	Existing Investments
Schedule 6.09	—	Affiliate Transactions
Schedule 6.10	—	Existing Restrictions

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Request
Exhibit C	—	Form of Guarantee and Collateral Agreement
Exhibit D	—	Form of Compliance Certificate
Exhibit E	—	Form of Interest Election Request
Exhibit F	—	Form of Perfection Certificate
Exhibit G	—	Form of Supplemental Perfection Certificate
Exhibit H-1	—	Form of U.S. Tax Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit H-2	—	Form of U.S. Tax Certificate for Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit H-3	—	Form of U.S. Tax Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit H-4	—	Form of U.S. Tax Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit I	—	Form of Intercreditor Agreement

iv

TERM CREDIT AGREEMENT dated as of June 14, 2012, among ASCENA RETAIL GROUP, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Company (such term and each other capitalized term used herein having the meaning assigned to it in Article I of this Agreement), the Lenders and the Administrative Agent have agreed to enter into this Agreement to provide for, among other things, an extension of credit in the form of Tranche B Term Loans from the Lenders to the Company in an aggregate principal amount of up to $300,000,000.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Second Restatement Agreement” means the Amendment and Restatement Agreement dated as of June 14, 2012, among the Company, the other Loan Parties party thereto, the lenders party thereto, the issuing banks party thereto and JPMCB, as administrative agent and swingline lender.

“ABL Credit Agreement” means the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of the date hereof, among the Company, certain Subsidiaries party thereto, the lenders party thereto and JPMCB, as administrative agent.

“ABL Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Alternate Base Rate.

“Acquired Company” means Charming Shoppes, Inc., a Pennsylvania corporation.

“Acquired Company Convertible Notes” means the 1.125% Senior Convertible Notes due 2014 of the Acquired Company outstanding as of the Effective Date.

“Acquired Company Acquisition Agreement Representations” means the representations and warranties made by the Acquired Company in the Acquisition Agreement, but only to the extent that the Company or Merger Sub has the right under the Acquisition Agreement not to consummate the Acquisition Tender Offer or the Merger as a result of such representations and warranties in the Acquisition Agreement being inaccurate.

“Acquisition” means the Acquisition Tender Offer and the Merger, collectively.

“Acquisition Agreement” means the Agreement and Plan of Merger dated as of May 1, 2012, among the Company, Merger Sub and the Acquired Company, together with the exhibits thereto and the related disclosure letter.

“Acquisition Tender Offer” means the offer to purchase for cash all the outstanding shares of common stock in the Acquired Company commenced by Merger Sub pursuant to the Acquisition Agreement.

“Administrative Agent Fee Letter” means the Amended and Restated Administrative Agent Fee Letter dated May 11, 2012, between the Company and the Administrative Agent.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that, notwithstanding the foregoing, in the case of the Tranche B Term Loans, the Adjusted LIBO Rate shall at no time be less than 1.00% per annum.

“Administrative Agent” means JPMCB, in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” means this Term Credit Agreement, as modified, amended or restated from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the rate per annum appearing on the Reuters LIBOR01 screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day (without any rounding) for deposits in dollars with a maturity of one month. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively; provided that, notwithstanding the foregoing, in the case of the Tranche B Term Loans, the Alternate Base Rate shall at no time be less than 2.00% per annum.

“Applicable Rate” means, for any day, (a) with respect to any Tranche B Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, based upon the Total Leverage Ratio as of the end of the fiscal quarter of the Company for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b), provided that until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the fiscal quarter ended January 28, 2013, the Applicable Rate for purposes of this clause (a) shall be based on the rates per annum set forth in Level III, and (b) with respect to any Incremental Term Loan of any Series, the rate per annum specified in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series:

Level	Total Leverage Ratio	ABR Spread	Eurodollar Spread

I	< 0.50x	2.25%	3.25%

II	< 0.75x but ≥ 0.50x	2.50%	3.50%

III	≥ 0.75x	2.75%	3.75%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate shall be based on the rates per annum set forth in Level III if the Company fails to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or any Compliance Certificate required to be delivered pursuant hereto, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in their capacities as joint bookrunners and joint lead arrangers for the credit facility established hereby.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Arranger Fee Letter” means the Amended and Restated Arranger Fee Letter dated May 1, 2012, among the Arrangers, the Initial Lenders, and the Company.

“Available Amount” means, as of any date of determination: (a) $5,000,000, plus (b) $50,000,000 for each fiscal year of the Company commencing on and after July 29, 2012 and prior to such date of determination, minus (c) the sum of the aggregate amounts of (i) all Restricted Payments made pursuant to Section 6.08(a)(vi) and (ii) all payments of or in respect of Indebtedness made pursuant to Section 6.08(b)(vi), in each case as of such date of determination.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“BofA” means Bank of America, N.A., a national banking association, in its individual capacity, and its successors.

“Borrowing” means Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Company for a Borrowing in accordance with Section 2.03, which shall be, in the case of any such written request, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Canadian Subsidiary” means any Subsidiary that has been formed or is organized under the laws of Canada or any province or territory thereof.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, and the final maturity of such obligations shall be the date of the last payment of such amounts due under such lease (or other arrangement) prior to the first date on which such lease (or other arrangement) may be terminated by the lessee without payment of a premium or a penalty. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“CFC” means each Person that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Effective Date), other than the Permitted Investors, of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Company and the percentage of the aggregate ordinary voting power represented by Equity Interests in the Company owned by such Person or group then exceeds the percentage of the aggregate ordinary voting power represented by Equity Interests in the Company owned by the Permitted Investors; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated; or (c) the occurrence of a “change of control” (or a similar event, however denominated) in any agreement or instrument governing Material Indebtedness or any Permitted Revolving Indebtedness.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

“Charges” has the meaning set forth in Section 9.15.

“Class,” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche B Term Loans or Incremental Term Loans of any Series, (b) any Commitment, refers to whether such Commitment is a Tranche B Term Commitment or an Incremental Term Commitment of any Series and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. Additional Classes of Loans, Borrowings, Commitments and Lenders may be established pursuant to Sections 2.19 and 2.20.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Collateral Documents as security for the Secured Obligations.

“Collateral Agreement” means the Guarantee and Collateral Agreement among the Company, the other Loan Parties and the Administrative Agent, substantially in the form of Exhibit C, together with all supplements thereto.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Company and each Designated Subsidiary either (i) a counterpart of the Collateral Agreement, duly executed and delivered on behalf of such Person, or (ii) in the case of any Person that becomes a Designated Subsidiary after the Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, together with such documents and opinions with respect to such Designated Subsidiary as may reasonably be requested by the Administrative Agent;

(b) all Equity Interests owned by or on behalf of any Loan Party shall have been pledged pursuant to, and to the extent required by, the Collateral Agreement and, in the case of Equity Interests in any Foreign Subsidiary, where the Administrative Agent so requests in connection with the pledge of such Equity Interests, a Foreign Pledge Agreement (provided that the Loan Parties shall not be required to pledge Equity Interests in Foreign Subsidiaries that are not Eligible Foreign Subsidiaries, and provided further that the Loan Parties shall not be required to pledge more than 65% of the outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of any such Eligible Foreign Subsidiary), and the Administrative Agent shall, to the extent required by the Collateral Agreement, have received certificates or other instruments representing all such certificated Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) (i) all Indebtedness of the Company and any Subsidiary and (ii) all Indebtedness of any other Person in a principal amount of $5,000,000 or more that, in each case, is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(d) all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to perfect the Liens intended to be created by the Collateral Documents with the priority required by the Collateral Documents shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid and enforceable Lien on the Mortgaged Property described therein, free of any other Liens except as permitted under Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors, and (iv) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property;

(f) the Administrative Agent shall have received a counterpart, duly executed and delivered by the applicable Loan Party and the applicable depositary bank or securities intermediary, as the case may be, of a Control Agreement with respect to (i) each Deposit Account maintained by any Loan Party (other than any Excluded Deposit Account) and (ii) each securities account maintained by any Loan Party with any securities intermediary; and

(g) each Loan Party shall have obtained all material consents and approvals required in connection with the execution and delivery of all Collateral Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

Notwithstanding the foregoing, any Designated Subsidiary formed or acquired after the Effective Date shall not be required to comply with the foregoing requirements prior to the time specified in Section 5.03. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or, subject to the requirements of applicable law, flood insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary, if and for so long as the Administrative Agent, in consultation with the Company, determines that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance or flood insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees, shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in (including delivery of promissory notes as required by clause (c) above) or the obtaining of title insurance or, subject to the requirements of applicable law, flood insurance, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Effective Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents.

“Collateral Documents” means the Collateral Agreement, each Control Agreement, each Mortgage, each Foreign Pledge Agreement, each IP Security Agreement and each other document granting a Lien upon any assets of any Loan Party as security for payment of the Secured Obligations.

“Commitment” means a Tranche B Term Commitment, an Incremental Term Commitment of any Series or a combination thereof (as the context requires).

“Commitment Letter” means the Amended and Restated Commitment Letter dated May 11, 2012, among JPMCB, J.P. Morgan Securities LLC, BofA, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Company.

“Communications” means, collectively, any written notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through the Platform.

“Company” means Ascena Retail Group, Inc., a Delaware corporation.

“Compliance Certificate” means a Compliance Certificate in the form of Exhibit D or any other form approved by the Administrative Agent.

“Confidential Information Memorandum” means the Confidential Information Memorandum dated May 2012, relating to the credit facility provided for herein.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations), (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non-cash extraordinary charges for such period, (v) any non-cash compensation charges, including charges arising from restricted stock and stock-option grants, for such period, (vi) any other non-cash charges (other than the write-down or write-off of current assets, any additions to bad debt reserve or bad debt expense or any accruals for estimated sales discounts, returns or allowances) for such period, (vii) any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement, (viii) any fees and expenses for such period paid in connection with, and other non-recurring charges for such period relating to, the Acquisition, provided that such fees, expenses and non-recurring charges are incurred on or prior to January 26, 2014, (ix) charges for such period attributable to restructuring activities commenced by the Acquired Company and its subsidiaries prior to the Effective Date, provided that the aggregate amount added back pursuant to this clause (ix) may not exceed $25,000,000 in the aggregate for all periods (with not more than $10,000,000 thereof in the aggregate being for periods commencing after July 28, 2012), (x) severance charges for such period attributable to reorganization of certain operations of the Acquired Company and its subsidiaries, provided that the aggregate amount added back pursuant to this clause (x) may not exceed $5,000,000 in the aggregate for all periods, and (xi) charges for such period attributable to the sale, transfer or other disposition of, or cessation of the operation of, certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent, provided that the aggregate amount added back pursuant to this clause (xi) may not exceed $50,000,000 in the aggregate for all periods, and minus (b) without duplication (i) to the extent not deducted in determining such Consolidated Net Income, all cash payments made during such period on account of non-cash charges that were or would have been added to Consolidated Net Income pursuant to clauses (a)(iv), (a)(v) or (a)(vi) above in such period or in a previous period and (ii) to the extent included in determining such Consolidated Net Income, (A) any extraordinary gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period and (B) any gains for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement, all determined on a consolidated basis in accordance with GAAP; provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets by the Company or any Subsidiary, other than dispositions of inventory and other dispositions in the ordinary course of business. For purposes of calculating Consolidated EBITDA for any period, if during such period the Company or any Subsidiary shall have consummated a Material Acquisition or a Material Disposition, Consolidated EBITDA for such period shall be calculated on a Pro Forma Basis after giving effect thereto.

“Consolidated Net Income” means, for any period, the net income or loss of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any

Person (other than the Company) that is not a Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Company or, subject to clauses (b) and (c) below, any of the Subsidiaries during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any Subsidiary (other than a Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is restricted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, statute, rule or regulation applicable to such Subsidiary, and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any Subsidiary that is not wholly owned by the Company to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such Subsidiary.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means, with respect to any deposit account or securities account maintained by any Loan Party, a control agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by such Loan Party and the depositary bank or the securities intermediary, as the case may be, with which such account is maintained.

“Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account” has the meaning set forth in the Collateral Agreement.

“Designated Subsidiary” means each Subsidiary other than (a) any Subsidiary that is a Foreign Subsidiary, (b) any Subsidiary set forth on Schedule 1.01A, (c) any Inactive Subsidiary, (d) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by White Marsh Distribution, LLC, White Marsh Distribution, LLC and (e) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by FB Distro Distribution Center, LLC, FB Distro Distribution Center, LLC (it being agreed, in the case of clauses (d) and (e), that the Company will cause each such release to occur as promptly as reasonably practicable following the expiration or termination of such Existing Acquired Company Mortgage in accordance with the terms thereof as in effect on the Effective Date).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 3.06.

“Disqualified Stock” means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such capital stock outstanding on the date hereof, the date hereof), or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) cash, (ii) debt securities or (iii) any capital stock referred to in (a) above, in each case at any time prior to the first anniversary of the latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such capital stock outstanding on the date hereof, the date hereof).

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived in accordance with Section 9.02).

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person or the Company, any Subsidiary or any other Affiliate of the Company.

“Eligible Foreign Subsidiary” means a Foreign Subsidiary that is (a) a first-tier CFC owned directly by the Company or any Domestic Subsidiary that is a U.S. Person or (b) described in clause (b) of the definition of the term “Foreign Subsidiary”.

“Environmental Laws” means all applicable federal, state, and local laws (including common law), regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and binding agreements with any Governmental Authority in each case, relating to pollution or protection of the environment, natural resources, human health and safety (to the extent related to exposure to Hazardous Materials), or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” means any liability, claim, action, suit, agreement, judgment or order arising under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to: (a) compliance or non-compliance with any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest (other than, prior to the date of such conversion, any Indebtedness that is convertible into any such Equity Interests).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or 414(o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is reasonably expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 305 of ERISA or Section 432 of the Code, (i) the occurrence of a non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) with respect to which any Loan Party or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or could otherwise reasonably be expected to be liable or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in material liability of any Loan Party or any ERISA Affiliate.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Events of Default” has the meaning set forth in Article VII.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Excluded Deposit Account” means (a) any Deposit Account that is an operating account maintained by any Loan Party solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Loan Parties are swept, provided that (i) such Loan Party shall cause all amounts on deposit in such Deposit Account (other than amounts reasonably determined by such Loan Party to be required for the operating needs of the retail store or stores to which such Deposit Account relates), to be swept on each business day into one or more Deposit Accounts that are not Excluded Deposit Accounts and (ii) no such Deposit Account shall contain payment of or in respect of any Credit Card Account Receivable of any Loan Party, (b) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.17(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.15(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Acquired Company Credit Agreement” means the Fourth Amended and Restated Loan and Security Agreement dated as of July 14, 2011, by and among the Acquired Company, certain of its subsidiaries party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as agent for such lenders, and certain other parties thereto.

“Existing Acquired Company Mortgages” means the mortgage, deed of trust, assignment of leases and rents or other security document, as applicable, granting a Lien, as of the Effective Date, on the parcels of real property of the Acquired Company or its subsidiaries set forth on Schedule 1.01B.

“Extending Lender” has the meaning set forth in Section 2.19(a).

“Extension Agreement” means an Extension Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Company, the Administrative Agent and one or more Extending Lenders, effecting an Extension Permitted Amendment and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.19.

“Extension Offer” has the meaning set forth in Section 2.19(a).

“Extension Permitted Amendment” means an amendment to this Agreement and the other Loan Documents, effected in connection with an Extension Offer pursuant to Section 2.19, providing for an extension of the Maturity Date applicable to the Extending Lenders’ Loans of the applicable Extension Request Class (such Loans being referred to as the “Extended Loans”) and, in connection therewith, (a) an increase or decrease in the rate of interest accruing on such Extended Loans, (b) a modification of the scheduled amortization applicable to such Extended Loans, provided that the weighted average life to maturity of such Extended Loans shall be no shorter than the remaining weighted average life to maturity (determined at the time of such Extension Offer) of the Loans of the applicable Extension Request Class, (c) a modification of voluntary or mandatory prepayments applicable thereto (including prepayment premiums and other restrictions thereon), provided that such requirements may provide that such Extended Loans may participate in any mandatory prepayments on a pro rata basis (or on a basis that is less than a pro rata basis) with the Loans of the applicable Extension Request Class, but may not provide for mandatory prepayment requirements that are more favorable than those applicable to the Loans of the applicable Extension Request Class, (d) an increase in the fees payable to, or the inclusion of new fees to be payable to, the Extending Lenders in respect of such Extension Offer or their Extended Loans and/or (e) an addition of any affirmative or negative covenants applicable to the Company and the Subsidiaries, provided that any such additional covenant with which the Company and the Subsidiaries shall be required to comply prior to the latest Maturity Date in effect immediately prior to such Extension Permitted Amendment for the benefit of the Extending Lenders providing such Extended Loans shall also be for the benefit of all other Lenders.

“Extension Request Class” has the meaning set forth in Section 2.19(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letters” means the Administrative Agent Fee Letter and the Arrangers Fee Letter.

“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Pledge Agreement” means a pledge or charge agreement granting a Lien on Equity Interests in a Foreign Subsidiary to secure the Secured Obligations, governed by the law of the jurisdiction of organization of such Foreign Subsidiary and in form and substance reasonably satisfactory to the Administrative Agent.

“Foreign Subsidiary” means a Subsidiary that (a) is organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia or (b) substantially all the assets of which consist of Equity Interests in Subsidiaries described in clause (a) above.

“GAAP” means generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of Indebtedness or other obligation guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by the chief financial officer of the Company)).

“Hazardous Materials” means any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any applicable Environmental Law, including, without limitation, any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances or mold.

“Inactive Subsidiary” means any Subsidiary that (a) does not conduct any business operations and (b) either (i) has assets with a total book value of $1,000,000 or less or (ii) (A) was formed to conduct operations of one or more retail stores each of which has since closed and ceased to be in operation, (B) does not own any assets material to the Company and the Subsidiaries and (C) is (or after the closing of such retail stores will be) in the process of voluntary liquidation, dissolution or merger in compliance with Section 6.03.

“Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Company, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Term Commitments of any Series and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.18.

“Incremental Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant an Incremental Facility Agreement and Section 2.18, to make Incremental Term Loans of any Series hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans of such Series to be made by such Lender.

“Incremental Term Loan” means a Loan made by an Incremental Lender to the Company pursuant to Section 2.18.

“Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any Series, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Agreement.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers or employees of the Company or any Subsidiary and (iii) any purchase price adjustment or earnout incurred in connection with an acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is, or becomes, reasonably determinable), (e) all Capital Lease Obligations and Synthetic Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person (but only to the extent of the lesser of (x) the amount of such Indebtedness and (y) the fair market value of such property, if such Indebtedness has not been assumed by such Person), and (i) all Guarantees by such Person of Indebtedness of others. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor by contract, as a matter of law or otherwise as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. It is acknowledged and agreed that private label letters of credit issued by the Company or any Subsidiary for the making of payment for the purchase of Inventory in the ordinary course of business (and in respect of which no Issuing Bank or other financial institution is an issuer thereof or has any disbursement obligations thereunder) do not constitute Indebtedness of the Company or such Subsidiary.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Initial Lenders” means JPMCB and BofA

“Intercreditor Agreement” means the Intercreditor Agreement among the Loan Parties, the Administrative Agent and the administrative agent, collateral agent, collateral trustee or a similar representative for any Permitted Revolving Indebtedness, in substantially the form of Exhibit I, with such changes therefrom as are contemplated or permitted by Section 9.19.

“Interest Election Request” means a request by the Company to convert or continue a Borrowing in accordance with Section 2.05, which shall be, in the case of any such written request, in the form of Exhibit E or any other form approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan, the first Business Day of each calendar quarter and the Maturity Date applicable to such ABR Loan and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, such day or days prior to the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date applicable to such Eurodollar Loan.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender participating therein, nine or twelve months) thereafter, as the Company may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” means, with respect to a specified Person, any Equity Interests, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or any capital contribution or loans or advances (other than advances made in the ordinary course of business that would be recorded as accounts receivable on the balance sheet of the specified Person prepared in accordance with GAAP) to, Guarantees of any Indebtedness or other obligations of, or any other investment (including any investment in the form of transfer of property for consideration that is less than the fair value thereof (as determined reasonably and in good faith by the chief financial officer of the Company)) in, any other Person that are held or made by the specified Person. The amount, as of any date of determination, of (a)

any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be determined in accordance with the definition of the term “Guarantee”, (c) any Investment in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any Person shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of the consideration therefor (including any Indebtedness assumed in connection therewith), plus the fair value (as so determined) of all additions, as of such date of determination, thereto, and minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such Investment, (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) in the form of a transfer of Equity Interests or other property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of such Equity Interests or other property as of the time of such transfer (less, in the case of any investment in the form of transfer of property for consideration that is less than the fair value thereof, the fair value (as so determined) of such consideration as of the time of the transfer), minus the amount, as of such date of determination, of any portion of such Investment repaid to the investor in cash as a return of capital, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the time of such transfer, and (e) any Investment (other than any Investment referred to in clause (a), (b), (c) or (d) above) in any Person resulting from the issuance by such Person of its Equity Interests to the investor shall be the fair value (as determined reasonably and in good faith by the chief financial officer of the Company) of such Equity Interests at the time of the issuance thereof.

“IP Security Agreements” has the meaning set forth in the Collateral Agreement.

“IRS” means the United States Internal Revenue Service.

“JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Facility Agreement or a Refinancing Facility Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters LIBOR01 screen (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Document Obligations” has the meaning set forth in the Collateral Agreement.

“Loan Documents” means this Agreement, the Incremental Facility Agreements, the Extension Agreements, the Refinancing Facility Agreements, the Collateral Agreement, the other Collateral Documents, the Intercreditor Agreement and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.05(e).

“Loan Parties” means the Company and the Subsidiary Loan Parties.

“Loans” means the loans made by the Lenders to the Company pursuant to this Agreement.

“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, Lenders holding outstanding Loans of such Class representing more than 50% of all Loans of such Class outstanding at such time.

“Material Acquisition” means any acquisition, or a series of related acquisitions, of (a) Equity Interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $50,000,000.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform any of its monetary obligations under the Loan Documents to which it is a party or (c) the rights of or benefits available to the Administrative Agent or the Lenders under the Loan Documents (other than, in the case of this clause (c) only, a material adverse effect caused by an improper act or omission of the Administrative Agent or any Lender).

“Material Disposition” means any sale, transfer or other disposition, or a series of related sales, transfers or other dispositions, of (a) all or substantially all the issued and outstanding Equity Interests in any Person that are owned by the Company or any Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $50,000,000.

“Material Indebtedness” means Indebtedness (other than the Loans and Guarantees under the Loan Documents), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and the Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Subsidiary” means each Subsidiary (a) the consolidated total assets of which equal 5.0% or more of the consolidated total assets of the Company and the Subsidiaries or (b) the consolidated revenues of which equal 5.0% or more of the consolidated revenues of the Company and the Subsidiaries, in each case as of the end of or for the most recent period of four consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first delivery of any such financial statements, as of the end of or for the period of four consecutive fiscal quarters of the Company ended April 28, 2012); provided that if at the end of or for any such most recent period of four consecutive fiscal quarters the combined consolidated total assets or combined consolidated revenues of all Subsidiaries that under clauses (a) and (b) above would not constitute Material Subsidiaries shall have exceeded 10.0% of the consolidated total assets of the Company and the Subsidiaries or 10.0% of the consolidated revenues of the Company and the Subsidiaries, then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets or consolidated revenues, as the case may be, until such excess shall have been eliminated. For purposes of this definition, the consolidated total assets and consolidated revenues of the Company as of any date prior to, or for any period that commenced prior to, the Effective Date shall be determined on a pro forma basis to give effect to the Acquisition and the other Transactions to occur on the Effective Date.

“Maturity Date” means the Tranche B Term Maturity Date or the Incremental Term Maturity Date with respect to Incremental Term Loans of any Series, as the context requires.

“Maximum Rate” has the meaning set forth in Section 9.15.

“Merger” means the merger of Merger Sub with and into the Acquired Company, with the Acquired Company surviving such merger as a wholly owned Subsidiary of the Company.

“Merger Sub” means Colombia Acquisition Corp., a Delaware corporation.

“MNPI” means material information concerning the Company, any Subsidiary or any Affiliate of any of the foregoing or their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Company, the Subsidiaries or any Affiliate of any of the foregoing, or any of their securities, that could reasonably be expected to be material for purposes of the United States federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Secured Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Mortgaged Property” means each parcel of real property located in the United States of America owned in fee by a Loan Party, and the improvements thereto, that (together with such improvements) has a book value of $5,000,000 or more; provided that for so long as such real property shall be subject to any Existing Acquired Company Mortgage, the real property set forth on Schedule 1.01B shall not constitute a “Mortgaged Property”.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the cash (which term, for purposes of this definition, shall include cash equivalents) proceeds (including, in the case of any casualty, condemnation or similar proceeding, insurance, condemnation or similar proceeds) received in respect of such event, including any cash received in respect of any noncash proceeds, but only as and when received, net of (b) the sum, without duplication, of (i) all actual fees and out-of-pocket expenses paid in connection with such event by the Company and the Subsidiaries to Persons that are not Affiliates of the Company or any Subsidiary, (ii) in the case of a sale, transfer, lease or other disposition (including pursuant to a Sale/Leaseback Transaction or a casualty or a condemnation or similar proceeding) of an asset, the amount of all payments required to be made by the Company and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans and Permitted Revolving Indebtedness) secured by such asset and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Subsidiaries, and the amount of any reserves established by the Company and the Subsidiaries in accordance with GAAP to fund purchase price adjustment, indemnification and similar contingent liabilities (other than any earnout obligations) reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to the occurrence of such event (as determined reasonably and in good faith by the chief financial officer of the Company). For purposes of this definition, in the event any contingent liability reserve established with respect to any event as described in clause (b)(iii) above shall be reduced, the amount of such reduction shall, except to the extent such reduction is made as a result of a payment having been made in respect of the contingent liabilities with respect to which such reserve has been established, be deemed to be receipt, on the date of such reduction, of cash proceeds in respect of such event.

“OFAC” means the United States Treasury Department Office of Foreign Assets Control.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Participant Register” has the meaning set forth in Section 9.04(c)(ii).

“Participants” has the meaning set forth in Section 9.04(c)(i).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub.L. No. 107-56 (Signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” means a certificate in the form of Exhibit F or any other form approved by the Administrative Agent.

“Permitted Acquisition” means the purchase or other acquisition by the Company or any Subsidiary of Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of), any Person if (a) in the case of any purchase or other acquisition of Equity Interests in a Person, such Person will be, upon the consummation of such acquisition a wholly owned Subsidiary (or, in the case of any such purchase or other acquisition structured as a two-step tender offer, such Person will become a wholly owned Subsidiary reasonably promptly thereafter upon the consummation of the second-step merger), in each case including as a result of a merger or consolidation between any Subsidiary and such Person, or (b) in the case of any purchase or other acquisition of other assets, such assets will be owned by the Company or a wholly owned Subsidiary; provided that (i) all transactions related thereto are consummated in accordance with applicable law, (ii) the business of such Person, or such assets, as the case may be, constitute a business permitted under Section 6.03(b) and (iii) with respect to each such purchase or other acquisition, all actions required to be taken with respect to each newly created or acquired Subsidiary or assets in order to satisfy the requirements set forth in Section 5.03 and the Collateral Documents shall be taken in accordance therewith.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.06;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code), arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.06;

(c) pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;

(d) deposits made to secure the performance of bids, trade contracts (other than Indebtedness for borrowed money), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, rights-of-way and similar encumbrances and exceptions to title on real property imposed by law or arising in the ordinary course of business or in the ordinary operation of such real property that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary or the ordinary operation of such real property;

(g) customary rights of setoff upon deposits of cash in favor of banks and other depository institutions and Liens of a collecting bank arising under the UCC in respect of payment items in the course of collection;

(h) Liens arising from precautionary UCC financing statement filings (or similar filings under applicable law) regarding operating leases or consignments;

(i) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Lease Obligations), license or sublicense or concession agreement permitted by this Agreement;

(j) Liens arising in the ordinary course of business in favor of custom and forwarding agents and similar Persons in respect of imported goods and merchandise in the custody of such Persons;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(l) Liens or rights of setoff against credit balances of the Company or any Subsidiary with credit card issuers or credit card processors to secure obligations of the Company or such Subsidiary, as the case may be, to any such credit card issuer or credit card processor incurred in the ordinary course of business as a result of fees and chargebacks; and

(m) other Liens that are contractual rights of set-off;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, other than Liens referred to in clause (c) above securing letters of credit, bank guarantees or similar instruments.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(f) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof and rated, at the time of the acquisition thereof, at least A by S&P or Moody’s; and

(g) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes.

“Permitted Investors” means David Jaffe (or any member of his family that is actively involved in the management of the Company) and Armand Correia.

“Permitted Revolving Indebtedness” means Indebtedness of the Company or any other Loan Party, and the Guarantees thereof by any Loan Party, provided that (a) no Subsidiary that is not a Loan Party shall guarantee obligations of the Company or any other Loan Party under such Indebtedness, (b) such Indebtedness shall not be secured by any Lien on any assets of the Company or any Subsidiary other than assets that constitute Collateral and (c) if such Indebtedness or Guarantees thereof is secured, the administrative agent, collateral agent, trustee and/or any similar representative (in each case, as determined by the Administrative Agent) acting on behalf of the holders of such Indebtedness shall become party to the Intercreditor Agreement and Liens on the Term First Priority Collateral securing such Indebtedness and Guarantees shall be junior and subordinate to the Liens thereon securing the Secured Obligations pursuant to the Intercreditor Agreement. As of the date hereof, Indebtedness under the ABL Credit Agreement constitutes Permitted Revolving Indebtedness.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 9.01(d).

“Post-Closing Letter Agreement” means the certain Post-Closing Letter Agreement, dated as of the date hereof, between the Company and the Administrative Agent.

“Prepayment Event” means:

(a) any sale, transfer, lease or other disposition (including pursuant to a Sale/Leaseback Transaction or by way of merger or consolidation) of any asset of the Company or any Subsidiary, including any sale or issuance to a Person other than the Company or any Subsidiary of Equity Interests in any Subsidiary, other than (i) dispositions described in clauses (a) through (f) of Section 6.05 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $5,000,000 during any fiscal year of the Company;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Company or any Subsidiary resulting in aggregate Net Proceeds of $5,000,000 or more;

(c) any issuance by the Company of any Equity Interests, or the receipt by the Company or any Subsidiary of any capital contribution, other than (i) any issuance of directors’ qualifying shares or of nominal amounts of other Equity Interests that are required to be held by specified Persons under applicable law and (ii) any issuance of common stock in the Company to management or employees of the Company or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan; or

(d) the incurrence by the Company or any Subsidiary of any Indebtedness, other than any Indebtedness permitted to be incurred by Section 6.01.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Pro Forma Basis” means, with respect to any computation hereunder required to be made on a pro forma basis giving effect to any proposed Investment or other acquisition (including any Permitted Acquisition or any Material Acquisition), any Material Disposition, any Restricted Payment or any payment of or in respect of any Indebtedness (collectively, “Pro Forma Events”), computation thereof after giving pro forma effect to such Pro Forma Event in accordance with Regulation S-X under the Securities Act (including pro forma adjustments arising out of events which are directly attributable to such Pro Forma Event, are factually supportable and are expected to have a continuing impact), using, for purposes of making such computation, the consolidated financial statements of the Company and the Subsidiaries (and, to the extent applicable, the historical financial statements of any entities or assets so acquired or to be acquired, or so disposed or to be disposed), which shall be reformulated as if such Pro Forma Event (and, in the case of any pro forma computations made hereunder to determine whether such Pro Forma Event is permitted to be consummated hereunder, to any other Pro Forma Event consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation), and any Indebtedness or other liabilities incurred in connection with any such Pro Forma Event, had been consummated and incurred at the beginning of such period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness if such Swap Agreement has a remaining term in excess of 12 months).

“Pro Forma Compliance” means, at any date of determination, that the Company shall be in compliance with the covenant set forth in Section 6.12, calculated on a Pro Forma Basis.

“Proceeds Collateral Account” means a Deposit Account in which the Net Proceeds in respect of any Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event” are deposited by the Company or any Subsidiary to be held pending release as contemplated by Section 2.09(b) for reinvestment or prepayment, and which has no other funds contained therein (other than interest on any such proceeds) and is subject to a Control Agreement in favor of the Administrative Agent.

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Recipient” means the Administrative Agent, any Lender or any combination thereof (as the context requires).

“Refinancing Facility Agreement” means a Refinancing Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Company, the Administrative Agent and one or more Refinancing Lenders, establishing Refinancing Term Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.20.

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness; (c) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness and shall constitute an obligation of such Subsidiary only to the extent of their obligations in respect of such Original Indebtedness; and (d) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof).

“Refinancing Term Commitments” has the meaning set forth in Section 2.20(a).

“Refinancing Term Lender” has the meaning set forth in Section 2.20(a).

“Refinancing Term Loan” has the meaning set forth in Section 2.20(a).

“Register” has the meaning set forth in Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates.

“Release” means any actual release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Repricing Event” means (a) any prepayment or repayment of any Tranche B Term Loan with the proceeds of any Indebtedness (other than Permitted Revolving Indebtedness), or any conversion of any Tranche B Term Loan into any new or replacement tranche of term loans, in each case having a Weighted Average Yield lower than the Weighted Average Yield of such Tranche B Term Loan at the time of such prepayment or repayment or conversion and (b) any amendment or other modification of this Agreement that, directly or indirectly, reduces the Weighted Average Yield of any Tranche B Term Loan.

“Required Lenders” means, at any time, Lenders having aggregate Loans (or, prior to the borrowing hereunder on the date hereof, Commitments) representing more than 50% of the aggregate principal amount of the Loans (or, prior to the borrowing hereunder on the date hereof, the aggregate Commitments) at such time.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, conversion, cancellation or termination of any Equity Interests in the Company or any Subsidiary.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.

“SEC” means the United States Securities and Exchange Commission.

“Secured Obligations” has the meaning set forth in the Collateral Agreement.

“Secured Parties” has the meaning set forth in the Collateral Agreement.

“Securities Act” means the United States Securities Act of 1933.

“Senior Secured Indebtedness” means, as of any date, the sum, without duplication, of (a) the aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date that is secured by any Lien on any asset of the Company or any Subsidiary (other than Indebtedness of any Foreign Subsidiary that is secured by a Lien only on assets of one or more Foreign Subsidiaries), in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a), or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness), (b) the aggregate amount of Capital Lease Obligations and Synthetic Lease Obligations of the Company and the Subsidiaries outstanding as of such date (other than Capital Lease Obligations and Synthetic Lease Obligations of any Foreign Subsidiary that is not Guaranteed by, or otherwise recourse to, the Company or any Domestic Subsidiary), determined on a consolidated basis, and (c) the aggregate obligations of the Company and the Subsidiaries as an account party in respect of letters of credit or letters of guaranty that is secured by any Lien on any asset of the Company or any Subsidiary (other than any such obligations of any Foreign Subsidiary that is not Guaranteed by, or otherwise recourse to, the Company or any Domestic Subsidiary), other than contingent obligations in respect of any letter of credit or letter of guaranty to the extent such letter of credit or letter of guaranty does not support Indebtedness.

“Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

“Series” has the meaning set forth in Section 2.18(b).

“Specified Representations” means the representations and warranties set forth in Sections 3.01, 3.02, 3.03(b), 3.03(c), 3.07(b), 3.08, 3.14, 3.15 and 3.16.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Company.

“Subsidiary Loan Party” means each Subsidiary that is a party to the Collateral Agreement.

“Supplemental Perfection Certificate” means a certificate in the form of Exhibit G or any other form approved by the Administrative Agent.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Syndication Agent” means BofA.

“Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for US federal income tax purposes, other than any such lease under which such Person is the lessor.

“Synthetic Lease Obligations” means, as to any Person, an amount equal to the sum, without duplication, of (a) the obligations of such person to pay rent or other amounts under any Synthetic Lease which are attributable to principal and (b) the amount of any purchase price payment under any Synthetic Lease assuming the lessee exercises the option to purchase the leased property at the end of the lease term. For purposes of Section 6.02, a Synthetic Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Total Indebtedness” means, as of any date, the sum, without duplication, of (a) the aggregate principal amount of Indebtedness of the Company and the

Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a), or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness), (b) the aggregate amount of Capital Lease Obligations and Synthetic Lease Obligations of the Company and the Subsidiaries outstanding as of such date, determined on a consolidated basis, and (c) the aggregate obligations of the Company and the Subsidiaries as an account party in respect of letters of credit or letters of guaranty, other than contingent obligations in respect of any letter of credit or letter of guaranty to the extent such letter of credit or letter of guaranty does not support Indebtedness.

“Total Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.

“Tranche B Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche B Term Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche B Term Commitment, as applicable. The initial aggregate amount of the Lenders’ Tranche B Term Commitments is $300,000,000.

“Tranche B Term Lender” means a Lender with a Tranche B Term Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan” means a Loan made pursuant to Section 2.01.

“Tranche B Term Maturity Date” means June 14, 2018.

“Transactions” means the (a) execution, delivery and performance by the Loan Parties of this Agreement, the borrowing of the Loans and the use of the proceeds thereof, (b) the execution, delivery and performance by the Loan Parties of the ABL Second Restatement Agreement, (c) the creation and perfection of the security interests provided for in the Collateral Documents, (d) the consummation of the Acquisition, (e) the repayment in full of all principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Acquired Company Credit Agreement, the termination of the commitments and letters of credit outstanding thereunder and the discharge and release of the guarantees and liens existing in connection therewith, and (f) the payment of all fees and expenses in connection with the foregoing.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the perfection of security interests created by the Collateral Documents.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.15(f)(ii)(B)(3).

“Weighted Average Yield” means, at any time, with respect to any Loan or other Indebtedness, the weighted average yield to stated maturity of such Loan or other Indebtedness based on the interest rate or rates applicable thereto and giving effect to all upfront or similar fees (but not, for the avoidance of doubt, any arrangement or other similar fees paid solely to the arrangers or persons acting in similar capacities) or original issue discount payable to the Lenders or other applicable creditor advancing such Loan or other Indebtedness with respect thereto (in each case, with upfront or similar fees being deemed to constitute like amounts of original issue discount, and such fees and original discount being equated to interest margins in a manner consistent with generally accepted financial practice based on an assumed life to maturity of the lesser of four years and the tenor of such Loan or other Indebtedness) and to any interest rate “floor”. For purposes of determining the Weighted Average Yield of any floating rate Indebtedness at any time, the rate of interest applicable to such Indebtedness at such time shall be assumed to be the rate applicable at all times prior to maturity; provided that appropriate adjustments shall be made for any scheduled changes in rates of interest provided for in the documents governing such Indebtedness. Determinations of the Weighted Average Yield of any Loans for purposes of Section 2.09 and Section 2.18 shall be made by the Administrative Agent at the request of the Company and in a manner determined by the Administrative Agent to be consistent with accepted financial practice, and any such determination shall be conclusive, absent manifest error.

“wholly-owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly-owned subsidiary of such Person or any combination thereof.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class or by Type or by Class and Type.

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (a) if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided that the Company, on the one hand, and the Lenders, on the other hand, agree to negotiate in good faith with respect to any proposed amendment to eliminate or adjust for the effect of any such change in GAAP; and (b) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Company or any Subsidiary at “fair value”, as defined therein, and (ii) any change in GAAP occurring after the date hereof as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 840), issued by the Financial Accounting Standards Board on August 17, 2010, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on the date hereof.

SECTION 1.05. Effectuation of Transactions. All references herein to the Company and the Subsidiaries shall be deemed to be references to such Persons, and all the representations and warranties of the Company and the other Loan Parties contained in this Agreement and the other Loan Documents shall be deemed made, in each case, after giving effect to the Acquisition and the other Transactions to occur on the Effective Date, unless the context otherwise requires.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make a Tranche B Term Loan to the Company on the Effective Date in a principal amount not exceeding its Tranche B Term Commitment. Additional Classes of Commitments may be established in accordance with Section 2.18. Amounts repaid or prepaid in respect of Loans may not be reborrowed.

SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.

(b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Company may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings unless the Company shall have given the notice required for a Eurodollar Borrowing under Section 2.03 and provided an indemnity letter, in form and substance reasonably satisfactory to the Administrative Agent, extending the benefits of Section 2.14 to Lenders in respect of such Borrowings. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that a Eurodollar Borrowing that results from a continuation of an outstanding Eurodollar Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $500,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 (or such greater number as may be agreed to by the Administrative Agent) Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert to or continue, any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable thereto.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Company shall notify the Administrative Agent of such request either in writing (delivered by hand or facsimile) or by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing (or, in the case of any Eurodollar Borrowing to be made on the Effective Date, such shorter period of time as may be agreed to by the Administrative Agent) or (b) in the case of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) whether the requested Borrowing is to be a Tranche B Term Borrowing or an Incremental Term Borrowing of a particular Series;

(ii) the aggregate amount of such Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi) the location and number of the account of the Company to which funds are to be disbursed.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Company by promptly remitting the amounts so received, in like funds, to an account of the Company specified by the Company in the applicable Borrowing Request.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Company, the interest rate applicable to ABR Loans of the applicable Class. If the Company and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Company may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a

Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Company shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month’s duration.

(c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d) If the Company fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing for an additional Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default under clause (i) or (j) of Article VII has occurred and is continuing with respect to the Company, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority in Interest of Lenders of any Class, has notified the Company of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing of such Class may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing of such Class shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06. Termination of Commitments. (a) Unless previously terminated, the Tranche B Term Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Effective Date.

(b) The Company may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

(c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.08.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to pay any amounts due hereunder in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.08. Amortization of Term Loans. (a) The Company shall repay Tranche B Term Borrowings on the last day of each December, March, June and September, beginning with September 30, 2012, and ending with the last such day to occur prior to the Tranche B Term Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Tranche B Term Borrowings outstanding on the Effective Date (as such amount may be adjusted pursuant to paragraph (c) of this Section). The Company shall repay Incremental Term Loans of any Series in such amounts and on such date or dates as shall be specified therefor in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series (as such amounts may be adjusted pursuant to paragraph (c) of this Section or pursuant to such Incremental Facility Agreement).

(b) To the extent not previously paid, (i) all Tranche B Term Loans shall be due and payable on the Tranche B Term Maturity Date and (ii) all Incremental Term Loans of any Series shall be due and payable on the Incremental Term Maturity Date applicable thereto.

(c) Any prepayment of a Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section ratably based on the amount of such scheduled repayments; provided that (i) any prepayment of a Borrowing of any Class made pursuant to Section 2.09(a) shall be applied to reduce the subsequent scheduled repayments of Borrowings of such Class to be made pursuant to this Section in the manner specified by the Company in the applicable notice of prepayment (or, if no such specification is made therein, ratably as provided above) and (ii) any prepayment of Borrowings of any Class contemplated by Section 2.20 shall be applied to reduce the remaining scheduled repayments as set forth in such Section. Any prepayment of an Incremental Term Borrowing of any Series shall be applied to reduce the subsequent scheduled repayments of Incremental Term Borrowings of such Series to be made pursuant to this Section as shall be specified therefor in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series.

(d) Prior to any repayment of any Borrowings of any Class under this Section, the Company shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Borrowings shall be accompanied by accrued interest on the amounts repaid.

SECTION 2.09. Prepayment of Loans. (a) The Company shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

(b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any Prepayment Event, the Company shall, on the day such Net Proceeds are received (or, in the case of a Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event”, within three Business Days after such Net Proceeds are received), prepay Borrowings in an amount equal to (i) in the case of a Prepayment Event described in clause (a), (b) or (d) of the definition of the term “Prepayment Event,” 100% of such Net Proceeds or (ii) in the case of a Prepayment Event described in clause (c) of the definition of the term “Prepayment Event,” 50% of such Net Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event” (other than any sale, transfer, or other disposition referred to in Section 6.05(g) or 6.05(j)), if the Company shall (a) prior to the date of the required prepayment, deliver to the Administrative Agent a certificate of a Financial Officer of the Company to the effect that the Company intends to cause the Net Proceeds from such event (or a portion thereof specified in such certificate) to be applied within 270 days after receipt of such Net Proceeds to acquire real property, equipment or other tangible assets to be used in the business of the Company or the Subsidiaries, or to consummate any Permitted Acquisition (or any other acquisition of all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person) permitted hereunder, and certifying that no Default has occurred and is continuing, and (b) deposit all such Net Proceeds in a Proceeds Collateral Account pending such application, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds from such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such 270-day period (or within a period of 120 days thereafter if by the end of such initial 270-day period the Company or one or more Subsidiaries shall have entered into an agreement with a third party to acquire such real property, equipment or other tangible assets, or to consummate such Permitted Acquisition or other acquisition, with such Net Proceeds), at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied; provided further that to the extent any such Net Proceeds shall be received in respect of assets owned by a Loan Party, such Net Proceeds may be reinvested only in assets owned by a Loan Party or, in the case of a Permitted Acquisition or other acquisition, by any Person that shall become a Subsidiary Loan Party upon the consummation thereof (other than, in each case, Equity Interests in Foreign Subsidiaries, except to the extent such Net Proceeds shall have resulted from the sale of Equity Interests in one or more Foreign Subsidiaries). Notwithstanding the foregoing, the Net Proceeds received by the Company or any Subsidiary in respect of any Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event” involving any ABL Priority Collateral (whether in the form of a direct sale, transfer or other disposition of such ABL Priority Collateral or a sale, transfer or other disposition of Equity Interests in any Subsidiary owning such ABL Priority Collateral) that secures any Permitted Revolving Indebtedness at the time such Prepayment Event occurs shall not, solely to the extent such Net Proceeds are attributable to the fair value of such ABL Priority Collateral (net of any related transferred liabilities, in each case as determined reasonably and in good faith by the chief financial officer of the Company), be subject to the requirements of this Section 2.09(b).

(c) Prior to any optional or mandatory prepayment of Borrowings under this Section, the Company shall, subject to the next sentence, specify the Borrowing or Borrowings to be prepaid in the notice of such prepayment delivered pursuant to paragraph (e) of this Section. In the event of any mandatory prepayment of Borrowings made at a time when Borrowings of more than one Class remain outstanding, the Company shall select Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Borrowings pro rata based on the aggregate principal amounts of outstanding Borrowings of each such Class; provided that the amounts so allocable to Incremental Term Loans of any Series may be applied to other Borrowings as provided in the applicable Incremental Facility Agreement. Notwithstanding the foregoing, any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day (or such shorter period as may be established by the Administrative Agent) prior to the required prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the payment that would have been applied to prepay Tranche B Term Loans but was so declined shall be retained by the Company.

(d) In the event any Tranche B Term Loans are subject to a Repricing Event prior to the first anniversary of the Effective Date, then each Lender whose Tranche B Term Loans are prepaid or repaid in whole or in part, or which is required to assign any of its Tranche B Term Loans pursuant to Section 2.17, in connection with such Repricing Event or which holds a Tranche B Term Loan the Weighted Average Yield of which is reduced as a result of a Repricing Event shall be paid an amount equal to 1.00% of the aggregate principal amount of such Lender’s Tranche B Term Loans so prepaid, repaid, assigned or repriced.

(e) The Company shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of any optional prepayment and, to the extent practicable, any mandatory prepayment hereunder (i) in the case of prepayment of a

Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of prepayment of Borrowings pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest as required by Section 2.11.

(f) In the case of any mandatory prepayment of any Eurodollar Borrowing pursuant to paragraph (c) of this Section, the Company may, at its option, instead of making such mandatory prepayment by the time otherwise due hereunder, deposit on or prior to such time into the Prepayment Escrow Account (as defined below) an amount in cash equal to the sum of (i) the amount of such mandatory prepayment and (ii) the aggregate amount of the accrued interest that would be due thereon pursuant to Section 2.11 on the last day of the Interest Period of such Eurodollar Borrowing. The Administrative Agent shall apply any funds on deposit in the Prepayment Escrow Account solely to prepay the Eurodollar Borrowing with respect to which such deposit was made, and to pay accrued interest thereon, on the last day of such Interest Period or, at the discretion of the Administrative Agent, on an earlier date if a Default shall have occurred and be continuing. For purposes of this paragraph, the term “Prepayment Escrow Account” means an account established by the Company with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right to withdraw funds. Other than any interest earned on the investment of the funds on deposit in the Prepayment Escrow Account, which investment shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such funds shall not bear interest. Any funds remaining in the Prepayment Escrow Account after the application of funds on deposit therein in accordance with the foregoing provisions of this paragraph shall be paid by the Administrative Agent to the Company.

SECTION 2.10. Fees. (a) The Company agrees to pay on the Effective Date to each Tranche B Term Lender, as fee compensation for the funding of such Lender’s Tranche B Term Loan, a closing fee in an amount equal to 1.00% of the aggregate principal amount of such Tranche B Term Lender’s Tranche B Term Loan.

(b) The Company agrees to pay to the Administrative Agent, for its own account, fees in the amounts and payable at the times separately agreed upon between the Company and the Administrative Agent.

(c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of closing fees, to the Tranche B Term Lenders entitled thereto. Fees paid shall not be refundable under any circumstances (absent manifest error in the amount paid).

SECTION 2.11. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Company hereunder is not paid when due (after giving effect to any applicable grace period), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other overdue amount, 2% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar quarter) shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing of any Class:

(a) the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by a Majority in Interest of the Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Eurodollar Borrowing for such Interest Period;

then the Administrative Agent shall give notice (which may be telephonic) thereof to the Company and the Lenders of such Class as promptly as practicable and, until the Administrative Agent notifies the Company and the Lenders of such Class that the circumstances giving rise to such notice no longer exist (which notification shall be made promptly after the Administrative Agent obtains knowledge of the cessation of such circumstances), (i) any Interest Election Request that requests the conversion of any Borrowing of such Class to, or continuation of any Borrowing of such Class as, a Eurodollar Borrowing of such Class shall be ineffective, and such Borrowing shall be continued as an ABR Borrowing, and (ii) any Borrowing Request for a Eurodollar Borrowing of such Class shall be treated as a request for an ABR Borrowing.

SECTION 2.13. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time upon request of such Lender or other Recipient, the Company will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other

Recipient, as the case may be, for such additional costs or expenses incurred or reduction suffered. Notwithstanding the foregoing, if the Company reasonably believes that any such Taxes were not correctly or legally asserted, the applicable Recipient will use commercially reasonable efforts to cooperate with the Company to obtain a refund of such Taxes so long as such efforts would not, in the sole determination of such Recipient result in any non-reimbursable additional costs, expenses or risks or be otherwise disadvantageous to it.

(b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then, from time to time upon request of such Lender, the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section delivered to the Company shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 270 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s or intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(e) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.17, then, in any such event, the Company shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. The Company shall also compensate each Lender for the loss, cost and expense attributable to any failure by the Company to deliver a timely Interest Election Request with respect to a Eurodollar Loan. A certificate of any Lender delivered to the Company and setting forth and explaining in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

SECTION 2.15. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.15(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such

Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Company shall make each payment required to be made by it hereunder or under any other Loan Document on or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, on or prior to 3:00 p.m., New York City time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to such account as may be specified by the Administrative Agent; provided that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder or under any other Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied towards payment of the amounts then due hereunder ratably among the parties entitled thereto, in accordance with the amounts then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value)

participations in the Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any Person that is an Eligible Assignee (as such term is defined from time to time). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged and/or (ii) hold any such amounts in a segregated account as cash collateral for, and apply any such amounts to, any future payment obligations of such Lender hereunder to or for the account of the Administrative Agent.

SECTION 2.17. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b) If (i) any Lender requests compensation under Section 2.13, (ii) the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15 or (iii) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Required Lenders (or, in circumstances where Section 9.02 does not require the consent of the Required Lenders, a Majority in Interest of the Lenders of the affected Class) shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent by the Company, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.13 or 2.15) and obligations under this Agreement and the other Loan Documents (or, in the case of any such assignment and delegation resulting from a failure to provide a consent, all its interests, rights and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including, if applicable, the prepayment fee pursuant to Section 2.09(d)) (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class) from the assignee (in the case of such principal and accrued interest and fees) or the Company (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments, (D) such assignment and delegation does not conflict with applicable law and (E) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.

SECTION 2.18. Incremental Term Facilities. (a) The Company may on one or more occasions, by written notice to the Administrative Agent, request the establishment of Incremental Term Commitments, provided that the aggregate amount of all the Incremental Term Commitments established hereunder shall not exceed $100,000,000 during the term of this Agreement. Each such notice shall specify (i) the date on which the Company proposes that the Incremental Term Commitments shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent, and (ii) the amount of Incremental Term Commitments being requested (it being agreed that (x) any Lender approached to provide any Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Term Commitment and (y) any Person that the Company proposes to become an Incremental Lender, if such Person is not then a Lender, must be an Eligible Assignee and must be reasonably acceptable to the Administrative Agent).

(b) The terms and conditions of any Incremental Term Commitments and the Incremental Term Loans to be made thereunder shall be, except as otherwise set forth herein or in the applicable Incremental Facility Agreement, identical to those of the Tranche B Term Commitments and the Tranche B Term Loans; provided that (i) if the Weighted Average Yield applicable to any Incremental Term Loans exceeds by more than 0.25% per annum the applicable Weighted Average Yield payable pursuant to the terms of this Agreement, as amended through the date of such calculation, with respect to Tranche B Term Loans, then the Applicable Rate then in effect for Tranche B Term Loans shall automatically be increased to eliminate such excess, (ii) no Incremental Term Maturity Date shall be earlier than the Tranche B Term Maturity Date, (iii) the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the Tranche B Term Loans and (iv) the Incremental Term Loans may participate on a pro rata basis (or on a basis that is less than pro rata) in any mandatory prepayments of the Tranche B Term Loans, but may not provide for mandatory prepayment requirements that are more favorable than those applicable to the Tranche B Term Loans. Any Incremental Term Commitments established pursuant to an Incremental Facility Agreement that have identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as a separate series (each a “Series”) of Incremental Term Commitments and Incremental Term Loans for all purposes of this Agreement.

(c) The Incremental Term Commitments shall be effected pursuant to one or more Incremental Facility Agreements executed and delivered by the Company, each Incremental Lender providing such Incremental Term Commitments and the Administrative Agent; provided that no Incremental Term Commitments shall become effective unless (i) on the date of effectiveness thereof, both immediately prior to and immediately after giving effect to such Incremental Term Commitments (and assuming that the full amount of such Incremental Term Commitments shall have been funded as

Loans on such date), no Default shall have occurred and be continuing, (ii) on the date of effectiveness thereof, and after giving effect to the making of Loans to be made on such date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date, (iii) after giving effect to such Incremental Term Commitments (and assuming that the full amount of such Incremental Term Commitments shall have been funded as Loans on such date), and any related transaction, the Company shall be in Pro Forma Compliance (calculated as of the last day of the fiscal quarter of the Company then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of April 28, 2012 ), provided that, for purposes of the foregoing, the Senior Secured Indebtedness shall be determined on a Pro Forma Basis as of the date of the effectiveness thereof) and (iv) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreement and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction. Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section.

(d) Upon the effectiveness of an Incremental Term Commitment of any Incremental Lender, such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents.

(e) Subject to the terms and conditions set forth herein and in the applicable Incremental Facility Agreement, each Lender holding an Incremental Term Commitment of any Series shall make a loan to the Company in an amount equal to such Incremental Term Commitment on the date specified in such Incremental Facility Agreement.

(f) The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Company referred to in Section 2.18(a) and of the effectiveness of any Incremental Term Commitments, in each case advising the Lenders of the details thereof.

SECTION 2.19. Extension Offers. (a) The Company may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, an “Extension Offer”) to all the Lenders of one or more Classes (each Class subject to such an Extension Offer, an “Extension Request Class”) to make one or more Extension Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Company. Such notice shall set forth (i) the terms and conditions of the requested Extension Permitted Amendment and (ii) the date on which such Extension Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Extension Permitted Amendments shall become effective only with respect to the Loans of the Lenders of the Extension Request Class that accept the applicable Extension Offer (such Lenders, the “Extending Lenders”) and, in the case of any Extending Lender, only with respect to such Lender’s Loans of such Extension Request Class as to which such Lender’s acceptance has been made.

(b) An Extension Permitted Amendment shall be effected pursuant to an Extension Agreement executed and delivered by the Company, each applicable Extending Lender and the Administrative Agent; provided that no Extension Permitted Amendment shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, and (iii) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreements and other documents as shall reasonably be requested by the Administrative Agent in connection therewith. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Agreement. Each Extension Agreement may, without the consent of any Lender other than the applicable Extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Loans of the Extending Lenders as a new “Class” of loans hereunder.

SECTION 2.20. Refinancing Term Facilities. (a) The Company may, on one or more occasions, by written notice to the Administrative Agent, request the establishment hereunder of one or more additional Classes of term loan commitments (the “Refinancing Term Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Company (the “Refinancing Term Loans”); provided that each Refinancing Term Loan Lender shall be an Eligible Assignee and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent.

(b) The Refinancing Term Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by the Company, each

Refinancing Term Lender providing such Refinancing Term Loan Commitment and the Administrative Agent; provided that no Refinancing Term Commitments shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreements and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction and (iv) substantially concurrently with the effectiveness of such Refinancing Term Commitment, the Company shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Borrowings and any reasonable fees, premium and expenses relating to such refinancing) (and any such prepayment of Borrowings of any Class shall be applied to reduce the subsequent scheduled repayments of Borrowings of such Class to be made pursuant to Section 2.09(a) ratably based on the amount of such scheduled repayments) and, in the case of a prepayment of Eurodollar Borrowings, shall be subject to Section 2.14.

(c) The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Term Commitments established thereby and the Refinancing Term Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Term Commitments and Refinancing Term Loans as a new “Class” for all purposes hereof, (ii) the stated termination and maturity dates applicable to the Refinancing Term Commitments or Refinancing Term Loans of such Class, provided that (A) such stated termination and maturity dates shall not be earlier than the Maturity Date applicable to the Loans of any Class repaid or prepaid with the proceeds thereof, (iii) any amortization applicable to the Refinancing Term Loans of such Class and the effect thereon of any prepayment of such Refinancing Term Loans, provided that the weighted average life to maturity of any Refinancing Term Loans shall be no shorter than the remaining weighted average life to maturity of the Loans of any Class repaid or prepaid with the proceeds thereof, (iv) the interest rate or rates applicable to the Refinancing Term Loans of such Class, (v) the fees applicable to the Refinancing Term Loan Commitment or Refinancing Term Loans of such Class, (vi) any original issue discount applicable to the Refinancing Term Loans of such Class, (vii) the initial Interest Period or Interest Periods applicable to the Refinancing Term Loans of such Class, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to the Refinancing Term Commitments or Refinancing Term Loans of such Class (which prepayment requirements may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis (or on a basis that is less than pro rata) with the Tranche B Term Loans, but may not provide for mandatory prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding Tranche B Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of the Refinancing Term Commitments or Refinancing Term Loans of such Class (including any prepayment premium) and (ix) any financial covenant with which the Company shall be required to comply (provided that any such financial covenant for the benefit of any Class of Refinancing Term Lenders shall also be for the benefit of all other Lenders). Except as contemplated by the preceding sentence, the terms of the Refinancing Term Commitments and Refinancing Term Loans shall be substantially the same as the terms of the Tranche B Term Commitments and the Tranche B Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Term Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Refinancing Term Commitments and Refinancing Term Loans as a new “Class” of loans and/or commitments hereunder.

ARTICLE III

Representations and Warranties

The Company represents and warrants to the Lenders as follows:

SECTION 3.01. Organization; Powers. The Company and each Subsidiary is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction and, in the case of any Subsidiary, except where the failure to be so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability; Benefit to Loan Parties. (a) The Transactions, insofar as they are to be carried out by each Loan Party, are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, shareholder or other equityholder action. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Company or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Company hereunder. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been (or, in the case of filings relating to the consummation of the Merger, substantially contemporaneously with the funding of Loans on the Effective Date will be) obtained or made and are (or will so be) in full force and effect and except for filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law, including any order of any Governmental Authority, or the charter, by-laws or other organizational documents of the Company or any Subsidiary, except, in the case of any applicable law, a violation which would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, material agreement (including the ABL Credit Agreement or other material instrument binding upon the Company or any Subsidiary or any of their assets, or give rise to a right thereunder to require any payment to be made by the Company or any Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary, except Liens created pursuant to the Loan Documents or Liens created in connection with the ABL Credit Agreement.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders (i)(A) the consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries as of and for the fiscal years ended July 30, 2011 and July 31, 2010, each audited by and accompanied by the unqualified opinion of Deloitte & Touche LLP, independent registered public accounting firm, and (B) the unaudited consolidated balance sheets and related statements of operations, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries as of and for each of the fiscal quarters and the portions of the fiscal year ended October 29, 2011, January 28, 2012 and April 28, 2012 and (ii)(A) the consolidated balance sheets and related statements of operations and comprehensive income, stockholders’ equity and cash flows of the Acquired Company and its consolidated subsidiaries as of and for the fiscal years ended January 28, 2012 and January 29, 2011, each audited by and accompanied by the unqualified opinion of Ernst & Young LLP, independent registered public accounting firm, and (B) the unaudited consolidated balance sheet and related statements of operations and cash flows of the Acquired Company and its consolidated subsidiaries as of and for the fiscal quarter ended April 28, 2012. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries or the Acquired Company and its consolidated subsidiaries, as the case may be, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (i)(B) and (ii)(B) above.

(b) The Company has heretofore furnished to the Lenders a pro forma consolidated balance sheet and related pro forma consolidated statement of operations of the Company and its consolidated Subsidiaries as of and for the period of 12 consecutive months ended January 28, 2012, prepared giving effect to the Transactions as if the Transactions had occurred on such date, in the case of such balance sheet, or at the beginning of such period, in the case of such statements of operations. Such pro forma consolidated balance sheet and pro forma statements of operations (i) have been prepared by the Company in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Confidential Information Memorandum (which assumptions are believed on the date hereof by the Company to be reasonable), (ii) are based on the best information available to the Company, (iii) accurately reflect all adjustments necessary to give effect to the Transactions and (iv) present fairly, in all material respects, the pro forma financial position and results of operations of the Company and its consolidated Subsidiaries as of and for the period of 12 consecutive months ended on January 28, 2012, as if the Transactions had occurred on such date or at the beginning of such period, as the case may be.

(c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Confidential Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, neither the Company nor any Subsidiary has, as of the Effective Date, any material contingent liabilities, material unusual long-term commitments or material unrealized losses.

(d) Since July 30, 2011, there has been no event, development or circumstance that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, results of operations or financial condition of the Company, the Acquired Company and their respective subsidiaries, taken as a whole.

SECTION 3.05. Properties. (a) The Company and each Subsidiary has good title to, or valid leasehold interests in, all its property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Liens expressly permitted by Section 6.02.

(b) The Company and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) Schedule 3.05 sets forth the address of each real property that is owned in fee by the Loan Parties as of the Effective Date and, with respect to any such real property that constitutes a Mortgaged Property, the proper jurisdiction for the filing of a Mortgage in respect thereof. As of the Effective Date, neither the Company nor any Subsidiary (i) has received notice, or has knowledge, of any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation or (ii) is or could be obligated under any right of first refusal, option or other contractual right to sell, transfer or otherwise dispose of any Mortgaged Property or any interest therein.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b) Except for the Disclosed Matters or matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements. (a) The Company and each Subsidiary is in compliance with all laws, including all orders of Governmental Authorities, applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect (it being agreed that this Section does not apply to any law which is specifically addressed in Section 3.06(b), 3.07(b), 3.08, 3.09, 3.10 or 3.14). No Default has occurred and is continuing.

(b) To the extent applicable, the Company and the Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the USA Patriot Act. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by OFAC that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No part of the proceeds of the Loans will be used, directly or indirectly, or otherwise made available (A) for any payments to any officer or employee of a Governmental Authority, or any Person controlled by a Governmental Authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977 or (B) to any Person for the purpose of financing the activities of any Person currently subject to any United States sanctions administered by OFAC.

SECTION 3.08. Investment Company Status. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. The Company and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) to the extent that the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA; Labor Matters. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan that is subject to Title IV of ERISA (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $2,000,000 the fair value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans that are subject to Title IV of ERISA (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not, as of the date or dates of the most recent financial statements reflecting such amounts, exceed the fair value of the assets of all such underfunded Plans by any material amount.

(b) As of the Effective Date, there are no strikes, lockouts, slowdowns or any other material labor disputes against the Company or any Subsidiary pending or, to the knowledge of the Company, threatened. The hours worked by and payments made to employees of the Company and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except for any such violation that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All payments due from the Company or any Subsidiary, or for which any claim may be made against the Company or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company or such Subsidiary to the extent required by GAAP. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any Subsidiary is bound.

SECTION 3.11. Disclosure. The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Company or any Subsidiary is subject, and all other matters known to the Company, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Confidential Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent, any Arranger or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to forecasts and projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time made and at the time so furnished and, if furnished prior to the Effective Date, as of the Effective Date (it being understood that such forecasts and projections may vary from actual results and that such variances may be material).

SECTION 3.12. Subsidiaries and Joint Ventures. Schedule 3.12 sets forth, as of the Effective Date, the name, type of organization and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Company or any Subsidiary in, (a) each Subsidiary and (b) each joint venture in which the Company or any Subsidiary owns any Equity Interests, and identifies each Designated Subsidiary and each Inactive Subsidiary as such. None of the Subsidiaries set forth on Schedule 1.01A conducts any business operations or owns any assets material to the Company and the Subsidiaries. All the issued and outstanding Equity Interests in each Subsidiary owned by any Loan Party have been (to the extent such concepts are relevant with respect to such Equity Interests) duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.12, as of the Effective Date, there is no existing option, warrant, call, right, commitment or other agreement to which the Company or any Subsidiary is a party requiring, and there are no Equity Interests in any Subsidiary outstanding that upon exercise, conversion or exchange would require, the issuance by any Subsidiary of any additional Equity Interests or other securities exercisable for, convertible into, exchangeable for or evidencing the right to subscribe for or purchase any Equity Interests in any Subsidiary.

SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Company and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums due and payable in respect of such insurance have been paid. The Company believes that the insurance maintained by or on behalf of the Company and the Subsidiaries is adequate.

SECTION 3.14. Federal Reserve Regulations. Neither the Company nor any Subsidiary is principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, in any manner or for any purpose that would entail a violation of Regulations T, U or X of the Board of Governors.

SECTION 3.15. Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date, (a) the fair value of the assets of the Company and its consolidated Subsidiaries, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Company and its consolidated Subsidiaries (determined on the basis of such property being liquidated with reasonable promptness in an arm’s-length transaction) will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and its consolidated Subsidiaries will be able to pay their debts and liabilities, subordinated, contingent or otherwise (it being understood and agreed that for purposes of this Section, contingent liabilities mean the maximum amount of liability that could reasonably be likely to result from pending litigation, asserted claims and assessments, guaranties, indemnification obligations, adjustment of purchase price or other post-closing payment adjustments (including earn-outs and other similar arrangements) and uninsured risks of the Company and its Subsidiaries), as such debts and liabilities become absolute and matured; and (d) the Company and its consolidated Subsidiaries will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Effective Date.

SECTION 3.16. Collateral Matters. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the UCC) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing UCC financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02.

(b) Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the Mortgages have been filed in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted under Section 6.02.

(c) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Collateral Agreement) in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, but subject to Liens permitted under Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the Effective Date).

ARTICLE IV

Conditions

The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02):

(a) The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Proskauer Rose LLP, New York counsel for the Loan Parties, (ii) Drinker Biddle & Reath LLP, counsel for the Acquired Company and California and Pennsylvania counsel to certain of the Loan Parties, (iii) Day Pitney LLP, Connecticut counsel to certain of the Loan Parties, (iv) Baker Donelson, Bearman, Caldwell & Berkowitz, PC, Tennessee counsel to certain of the Loan Parties, (v) Harrison & Moberly, LLP, Indiana counsel to certain of the Loan Parties, (vi) Wilcox & Savage PC, Virginia counsel to certain of the Loan Parties, (vii) Thompson Hine LLP, Ohio counsel to certain of the Loan Parties and (viii) Greenberg Traurig LLP, Nevada counsel to certain of the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(e) No Default shall have occurred and be continuing.

(f) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief financial officer of the Company, confirming compliance with the conditions set forth in the first sentence of paragraphs (h) of this Section, in paragraphs (d) and (e) and in the first sentence of paragraph (j) of this Section.

(g) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief financial officer of the Company, as to the solvency of the Loan Parties on a consolidated basis after giving effect to the Transactions, in form and substance reasonably satisfactory to the Administrative Agent.

(h) The Collateral and Guarantee Requirement shall have been satisfied (subject to the penultimate paragraph of this Section). The Administrative Agent shall have received a completed Perfection Certificate, dated the Effective Date and signed by an executive officer or a Financial Officer of each of the Company and the Acquired Company, together with all attachments contemplated thereby, including the results of a search of the UCC (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted under Section 6.02 or have been, or substantially contemporaneously with the initial funding of Loans on the Effective Date will be, released.

(i) The Administrative Agent shall have received evidence that the insurance required by Section 5.08 is in effect, together with endorsements naming the Administrative Agent, for the benefit of the Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.08.

(j) The Acquisition shall have been consummated, or substantially concurrently with the Effective Date shall be consummated, pursuant to and on the terms set forth in the Acquisition Agreement (and the Acquired Company shall have become, or substantially concurrently with the Effective Date shall become, a wholly owned Subsidiary of the Company), and all conditions precedent to the consummation of the Offer (as defined in the Acquisition Agreement as in effect on the original date thereof) and the Merger (as defined in the Acquisition Agreement as in effect on the original date thereof) shall have been satisfied, in each case without giving effect to any amendments, waivers or consents that are adverse in any material respect to the Loan Parties that have not been approved by the Arrangers. The Administrative Agent shall have received a copy of the Acquisition Agreement, certified by a Financial Officer or other executive officer of the Company as being complete and correct and as enclosing all closing certificates, opinions and other closing documents delivered in satisfaction of the closing conditions set forth in the Acquisition Agreement.

(k) All principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Acquired Company Credit Agreement shall have been paid in full, or substantially concurrently with the Effective Date shall be paid in full, the commitments and letters of credit outstanding thereunder shall have been terminated, or substantially concurrently with the Effective Date shall be terminated or backstopped by letters of credit issued under the ABL Credit Agreement, and all guarantees and liens existing in connection therewith shall have been discharged and released, or substantially concurrently with the Effective Date shall be released, and the Administrative Agent shall have received reasonably satisfactory evidence thereof.

(l) The Lenders shall have received projections for the Company and the Subsidiaries through end of the sixth fiscal year of the Company after the Effective Date.

(m) The Lenders shall have received the financial statements, opinions and certificates referred to in Section 3.04.

(n) The Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by any Loan Party under the Commitment Letter, the Administrative Agent Fee Letter or any Loan Document.

(o) The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, at least five days prior to the Effective Date.

Notwithstanding anything to the contrary in clauses (d) or (e) above, the only representations and warranties relating to the Acquired Company and its subsidiaries the making of which shall be a condition to the obligations of the Lenders to make Loans hereunder shall be the Acquired Company Acquisition Agreement Representations and the Specified Representations. Notwithstanding the foregoing, solely with respect to the matters expressly identified in the Post-Closing Letter Agreement, the satisfaction of the foregoing conditions shall not be required on the Effective Date, and shall not be a condition to the obligations of the Lenders to make Loans hereunder, but shall be required to be accomplished in accordance with the Post-Closing Letter Agreement.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived in accordance with Section 9.02) at or prior to 5:00 p.m., New York City time, on June 14, 2012 (and, in the event such conditions shall not have been so satisfied or waived, the Commitments shall terminate at such time).

ARTICLE V

Affirmative Covenants

Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent, on behalf of each Lender:

(a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related consolidated statements of operations, shareholders’ equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by and accompanied by the opinion of Deloitte & Touche LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification, exception or emphasis and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal year on a consolidated basis in accordance with GAAP;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet as of the end of such fiscal quarter, the related consolidated statements of operations for such fiscal quarter and the then elapsed portion of the fiscal year and the related consolidated statement of cash flows for the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal quarter and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with each delivery of financial statements under clause (a) or (b) above, a completed Compliance Certificate signed by a Financial Officer of the Company, (i) certifying, in the case of the financial statements delivered under clause (b) above, that such financial statements present fairly in all material respects the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12 and calculating the Total Leverage Ratio as of the end of the applicable fiscal year or fiscal quarter, (iv) if any change in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Company most recently theretofore delivered under clause (a) or (b) above (or, prior to the first such delivery, referred to in Section 3.04) that has had, or could have, a significant effect on the calculations of the Senior Secured Leverage Ratio or the Total Leverage Ratio, specifying the nature of such change and the effect thereof on such calculations and (v) certifying that all notices required to be provided under Sections 5.03 and 5.04 have been provided;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that audited such financial statements stating whether it obtained knowledge during the course of its examination of such financial statements of any Default and, in the case it shall have obtained knowledge of any Default, specifying the details thereof (which certificate may be limited to the extent required by accounting rules or guidelines); provided that such certificate shall not be required to be delivered if the Company has used commercially reasonable efforts to cause such certificate to be delivered by such accounting firm and such accounting firm has informed the Company that it is not willing to provide such certificate;

(e) within 90 days after the end of each fiscal year of the Company, a completed Supplemental Perfection Certificate, signed by a Financial Officer of the Company, setting forth the information required pursuant to the Supplemental Perfection Certificate;

(f) as soon as available, but within 15 days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, statement of operations and statement of cash flow) of the Company for each month of the upcoming fiscal year;

(g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;

(h) promptly after any request therefor by the Administrative Agent, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Loan Parties or any ERISA Affiliate may request with respect to any Multiemployer Plan (following the receipt thereof from the administrator or sponsor of the applicable Multiemployer Plan) and (ii) any notices described in Section 101(l)(1) of ERISA that the Loan Parties or any ERISA Affiliate may request with respect to any Multiemployer Plan (following the receipt thereof from the administrator or sponsor of the applicable Multiemployer Plan); provided that if an ERISA Event has occurred or, in the opinion of the Required Lenders, is reasonably likely to occur, and the Loan Parties or any ERISA Affiliate have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, upon request by the Administrative Agent, the applicable Loan Party or ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; and

(i) promptly after any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

Information required to be delivered pursuant to clause (a), (b) or (g) of this Section shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent (for distribution to the Lenders) written notice promptly upon any Financial Officer, or other officer or employee responsible for compliance with the Loan Documents, of the Company or any Subsidiary becoming aware of any of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary, or any adverse development in any such pending action, suit or proceeding not previously disclosed in writing by the Company to the Administrative Agent and the Lenders, that in each case could reasonably be expected to result in a Material Adverse Effect or that in any manner questions the validity of any Loan Document; or

(c) any other development that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Additional Subsidiaries. If any additional Domestic Subsidiary is formed or acquired after the Effective Date, the Company will promptly notify the Administrative Agent thereof and will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree in writing) after such Domestic Subsidiary is formed or acquired cause the Collateral and Guarantee Requirement to be satisfied with respect to such Domestic Subsidiary and with respect to any Equity Interests in or Indebtedness of such Domestic Subsidiary owned by or on behalf of any Loan Party. If any additional Eligible Foreign Subsidiary is formed or acquired after the Effective Date, the Company will promptly notify the Administrative Agent thereof and will, as promptly as practicable, and in any event within 60 days (or such longer period as the Administrative Agent may agree in writing) after such Eligible Foreign Subsidiary is formed or acquired, cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interests in or Indebtedness of such Eligible Foreign Subsidiary owned by or on behalf of any Loan Party.

SECTION 5.04. Information Regarding Collateral. (a) The Company will furnish to the Administrative Agent prompt written notice of any change in (i) the legal name of any Loan Party, as set forth in its organizational documents, (ii) the jurisdiction of organization or the form of organization of any Loan Party (including as a result of any merger or consolidation), (iii) the location of the chief executive office of any Loan Party or (iv) the organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a UCC financing statement, the Federal Taxpayer Identification Number of such Loan Party. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral affected thereby. The Company also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b) If (i) any Mortgaged Property is acquired by any Loan Party after the Effective Date or (ii) any material assets are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Collateral Documents that become subject to the Lien of the Collateral Documents upon the acquisition thereof), the Company will promptly notify the Administrative Agent thereof and will cause such assets to be subjected to a Lien securing the Secured Obligations and will take such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Lien, all at the expense of the Company. It is understood and agreed that, notwithstanding anything to the contrary set forth in this Agreement or in any Collateral Document, the Loan Parties shall not be required to (A) grant leasehold mortgages, (B) obtain landlord lien waivers or collateral access agreements with respect to any of their retail operating store locations or (C) enter into Control Agreements in respect of any Excluded Deposit Account

SECTION 5.05. Existence; Conduct of Business. The Company will, and will cause each Subsidiary to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution, disposition or other transaction permitted under Section 6.03 or 6.05.

SECTION 5.06. Payment of Obligations. The Company will, and will cause each Subsidiary to, pay or discharge all its material obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or (b) the failure to make payment could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 5.07. Maintenance of Properties. The Company will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.08. Insurance. The Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Each such policy of liability or casualty insurance maintained by or on behalf of Loan Parties shall (a) in the case of each liability insurance policy (other than workers’ compensation, director and officer liability or other policies in which such endorsements are not customary), name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder, (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as a loss payee thereunder and (c) provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent of any cancellation of such policy. With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable law, including Regulation H of the Board of Governors.

SECTION 5.09. Books and Records; Inspection and Rights. The Company will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct (in all material respects) entries in accordance with GAAP and applicable law are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent), upon reasonable prior notice (but in no event more than once each fiscal year of the Company unless an Event of Default has occurred and is continuing), to visit and inspect its properties, to examine and make extracts from its books and records and to discuss its affairs, finances and condition with its officers and, accompanied by one or more such officers or their designees if requested by the Company, independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested.

SECTION 5.10. Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all laws, including all orders of any Governmental Authority, applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.11. Use of Proceeds. The proceeds of the Tranche B Term Loans made on the Effective Date will be used solely to finance the Acquisition, fund the repayment in full of the Existing Acquired Company Credit Agreement, any redemption of the Acquired Company Convertible Notes required to be made by the Acquired Company as a result of the Acquisition and the payment of all fees and expenses in connection with the foregoing. The proceeds of the Incremental Term Loans will be used solely for the purpose or purposes set forth in the applicable Incremental Facility Agreement.

SECTION 5.12. Further Assurances. The Company will, and will cause each other Loan Party to, execute any and all further documents, financing statements,

agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times. The Company will provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.

SECTION 5.13. Maintenance of Ratings. The Company will use commercially reasonable efforts to maintain continuously in effect a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Company, and a rating of the credit facilities created hereunder by each of S&P and Moody’s.

SECTION 5.14. Certain Post-Closing Collateral Obligations. The Company will, and will cause the other Loan Parties to, deliver, when and as required by the terms of the Post-Closing Letter Agreement, the items referenced therein.

ARTICLE VI

Negative Covenants

Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

SECTION 6.01. Indebtedness; Certain Equity Securities. (a) The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i) Indebtedness created under the Loan Documents;

(ii) Indebtedness existing on the date hereof and set forth on Schedule 6.01 and Refinancing Indebtedness in respect thereof;

(iii) Indebtedness of the Company to any Subsidiary and of any Subsidiary to the Company or any other Subsidiary; provided that (A) such Indebtedness shall not have been transferred to any Person other than the Company or any Subsidiary, (B) any such Indebtedness owing by any Loan Party shall be unsecured and subordinated in right of payment to the Loan Document Obligations on terms customary for intercompany subordinated Indebtedness, as reasonably determined by the Administrative Agent, (C) any such Indebtedness owing to any Loan Party shall be evidenced by a promissory note (which may be a global promissory note) that shall have been pledged pursuant to the Collateral Agreement and (D) any such Indebtedness owing by any Subsidiary that is not a Loan Party to any Loan Party shall be incurred in compliance with Section 6.04;

(iv) Guarantees incurred in compliance with Section 6.04;

(v) Indebtedness of the Company or any Subsidiary (A) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations, provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets or (B) assumed in connection with the acquisition of any fixed or capital assets, and Refinancing Indebtedness in respect of any of the foregoing; provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $20,000,000 at any time outstanding;

(vi) Indebtedness in respect of netting services, overdraft protections (in an aggregate amount not to exceed $1,000,000 at any time outstanding) and otherwise in connection with deposit and checking accounts;

(vii) Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of the Company or any Subsidiary in the ordinary course of business supporting obligations under workers’ compensation, unemployment insurance and other social security laws;

(viii) Indebtedness of the Company or any Subsidiary in the form of purchase price adjustments or earn-outs incurred in connection with any Permitted Acquisition or other Investment permitted by Section 6.04;

(ix) the Acquired Company Convertible Notes;

(x) Permitted Revolving Indebtedness in an aggregate principal amount not to exceed $300,000,000 at any time outstanding;

(xi) Indebtedness of Loan Parties in respect of surety bonds (whether bid performance or otherwise) and other obligations of a like nature, in each case incurred in the ordinary course of business; and

(xii) other Indebtedness of the Company or any Subsidiary; provided that, after giving effect to the incurrence of such Indebtedness and any related transaction on a Pro Forma Basis the Total Leverage Ratio shall not exceed 2.50 to 1.00 and the Company shall be in Pro Forma Compliance (in each case calculated as of the last day of the fiscal quarter of the Company then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of April 28, 2012), provided that, for purposes of the foregoing, the Total Indebtedness and the Senior Secured Indebtedness shall be determined on a Pro Forma Basis as of the date of such incurrence); provided further that (A) the aggregate principal amount of Indebtedness of the Subsidiaries that are not Loan Parties permitted by this clause (xii) shall not exceed $100,000,000 at any time outstanding and (B) the aggregate principal amount of Indebtedness permitted by this clause (xii) that is secured by Liens on the assets of the Loan Parties may not exceed $20,000,000 at any time outstanding.

(b) The Company will not, and will not permit any Subsidiary to, issue any Disqualified Stock, other than, in the case of the Subsidiaries, to the Company or a Subsidiary; provided that any issuance of Equity Interests of any Subsidiary that is not a Loan Party to any Loan Party shall be subject to Section 6.04.

SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a) Liens created under the Loan Documents;

(b) Permitted Encumbrances;

(c) any Lien on any asset of the Company or any Subsidiary existing on the date hereof and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the date hereof and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;

(d) any Lien existing on any asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any asset of any Person that becomes (including pursuant to a Permitted Acquisition) a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the date hereof prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), (ii) such Lien shall not apply to any other assets of the Company or any Subsidiary (other than, in the case of any such merger or consolidation, the assets of any special purpose merger Subsidiary that is a party thereto) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated), and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;

(e) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens secure only Indebtedness permitted by Section 6.01(a)(v) and obligations relating thereto not constituting Indebtedness and (ii) such Liens shall not apply to any other asset of the Company or any Subsidiary (other than the proceeds and products thereof); provided further that in the event purchase money obligations are owed to any Person with respect to financing of more than one purchase of any fixed or capital assets, such Liens may secure all such purchase money obligations and may apply to all such fixed or capital assets financed by such Person;

(f) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.05, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(g) in the case of (i) any Subsidiary that is not a wholly-owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement;

(h) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;

(i) Liens securing Permitted Revolving Indebtedness permitted by Section 6.01(a)(x) and obligations relating thereto not constituting Indebtedness; provided that such Liens (i) attach only to the Collateral and (ii) are subject to the Intercreditor Agreement;

(j) any Lien on assets of any Foreign Subsidiary; provided that (i) such Lien shall not apply to any Collateral (including any Equity Interests in any Foreign Subsidiary that constitute Collateral) or any other asset of the Company or any Domestic Subsidiary and (B) such Lien shall secure only Indebtedness of such Foreign Subsidiary permitted by Section 6.01(a)(xii) and obligations relating thereto not constituting Indebtedness; and

(k) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $20,000,000 at any time outstanding.

SECTION 6.03. Fundamental Changes; Business Activities. (a) The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Person (other than the Company) may merge into or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger or consolidation is a Loan Party, a Loan Party, (iii) any Subsidiary may merge into or consolidate with any Person (other than the Company) in a transaction permitted under Section 6.05 in which, after giving effect to such transaction, the surviving entity is not a Subsidiary and (iv) any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that any such merger or consolidation involving a Person that is not a wholly owned Subsidiary immediately prior to such merger or consolidation shall not be permitted unless it is also permitted by Section 6.04. Nothing in this paragraph shall prohibit the Company or any Subsidiary from effecting the Acquisition.

(b) The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and the Subsidiaries on the date hereof and businesses reasonably related or complementary thereto, including development, operation and promotion of certain gift products, of other apparel or accessories in a specialty store, catalogue or e-commerce environment.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any Subsidiary to, purchase, hold, acquire (including pursuant to any merger or consolidation with any Person that was not a wholly-owned Subsidiary prior thereto), make or otherwise permit to exist any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all the assets of any other Person or of a business unit, division, product line or line of business of any other Person, except:

(a) Permitted Investments;

(b) Investments existing on the date hereof and set forth on Schedule 6.04 (but not any additions thereto (including any capital contributions) made after the date hereof);

(c) Investments by the Company and the Subsidiaries in Equity Interests in their respective subsidiaries; provided that (i) such subsidiaries are Subsidiaries prior to such Investments, (ii) any such Equity Interests held by a Loan Party shall be pledged in accordance with the requirements of the definition of the term “Collateral and Guarantee Requirement” and (iii) the aggregate amount of such Investments by the Loan Parties in, and loans and advances by the Loan Parties to, and Guarantees by the Loan Parties of Indebtedness and other obligations of, Subsidiaries that are not Loan Parties (excluding all such Investments, loans, advances and Guarantees existing on the date hereof and permitted by clause (b) above) shall not exceed $100,000,000 at any time outstanding;

(d) loans or advances made by the Company to any Subsidiary or made by any Subsidiary to the Company or any other Subsidiary; provided that (i) the Indebtedness resulting therefrom is permitted by Section 6.01(a)(iii), (ii) any such loans and advances made by a Loan Party shall be evidenced by a promissory note (which may be in the form of a grid note) pledged pursuant to the Collateral Agreement and (iii) the amount of such loans and advances made by the Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e) Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of the Company or any Subsidiary (including any such Guarantees (i) arising as a result of any such Person being a joint and several co-applicant with respect to any letter of credit or letter of guaranty or (ii) of any leases of retail store locations and related obligations arising thereunder); provided that the aggregate amount of Indebtedness and other obligations of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (c) above;

(f) Guarantees of the obligations of the Canadian Subsidiaries under real property leases; provided that the aggregate amount of Guarantees under this clause (f) may not exceed $100,000,000 at any time outstanding;

(g) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(h) any Permitted Acquisition; provided that (i) both before and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to such acquisition on a Pro Forma Basis, the Total Leverage Ratio shall not exceed 2.50 to 1.00 and the Senior Secured Leverage Ratio shall not exceed 1.25 to 1.00 (in each case calculated as of the last day of the fiscal quarter of the Company then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of April 28, 2012), provided that, for purposes of the foregoing, the Total Indebtedness and the Senior Secured Indebtedness shall be determined on a Pro Forma Basis as of the date of such acquisition), and (iii) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clause (ii) above and confirming that the other requirements of the definition of the term “Permitted Acquisition” and this clause (h) have been satisfied;

(i) deposits, prepayments and other credits to suppliers, lessors and landlords made in the ordinary course of business;

(j) advances by the Company or any Subsidiary to employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes;

(k) Investments made as a result of receipt of non-cash consideration from a sale, transfer or other disposition of assets permitted under Section 6.05; provided that any such Investment in the form of a promissory note in an amount in excess of $5,000,000 shall be pledged pursuant to the Collateral Agreement;

(l) Investments in the form of Swap Agreements permitted under Section 6.07;

(m) investments constituting deposits described in clauses (c) and (d) of the definition of “Permitted Encumbrances” and endorsements of instruments for collection or deposit in the ordinary course of business;

(n) acquisitions of individual retail store locations and leases;

(o) Investments in unconsolidated entities that do not constitute Subsidiaries of the Company; provided that the aggregate amount of Investments under this clause (o) may not exceed $35,000,000 at any time outstanding;

(p) other Investments and other acquisitions; provided that, at the time each such Investment or acquisition is purchased, made or otherwise acquired, (i) no Default shall have occurred and be continuing or would result therefrom, (ii) the Company shall be in Pro Forma Compliance (calculated as of the last day of the fiscal quarter of the Company then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of April 28, 2012), provided that, for purposes of the foregoing, the Senior Secured Indebtedness shall be determined on a Pro Forma Basis as of the date of such Investment or other acquisition), (iii) the aggregate amount of all Investments made in reliance on this clause (p) outstanding at any time, together with the aggregate amount of all consideration paid in connection with all other acquisitions made in reliance on this clause (p), shall not exceed $100,000,000 in the aggregate at any time and (iv) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form and detail reasonably satisfactory to the Administrative Agent setting forth computations demonstrating compliance with the requirement set forth in clause (ii) above and confirming that the other requirements of this clause (p) have been satisfied; and

(q) the Acquisition.

For the purposes of this Section, any unreimbursed payment by the Company or any Subsidiary for goods or services delivered to any Subsidiary shall be deemed to be an Investment in such Subsidiary.

SECTION 6.05. Asset Sales. The Company will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Company permit any Subsidiary to issue any additional Equity Interests in such Subsidiary (other than to the Company or any other Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law), except:

(a) (i) sales of inventory, (ii) sales, transfers and other dispositions of used, surplus, obsolete or outmoded machinery or equipment, (iii) contributions of merchandise to charitable organizations and (iv) dispositions of cash and Permitted Investments, in each case (other than in the case of clause (iv)) in the ordinary course of business;

(b) sales, transfers, leases and other dispositions to the Company or any Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.09;

(c) the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not in connection with any financing transaction;

(d) dispositions of assets subject to any casualty or condemnation proceeding (including in lieu thereof);

(e) leases or subleases of real property granted by the Company or any Subsidiary to third Persons not interfering in any material respect with the business of the Company or any Subsidiary, including retail store lease assignments and surrenders;

(f) the sale, transfer or other disposition of patents, trademarks, copyrights and other intellectual property (i) in the ordinary course of business, including pursuant to non-exclusive licenses of intellectual property, or (ii) which, in the reasonable judgment of the Company or any Subsidiary, are determined to be uneconomical, negligible or obsolete in the conduct of business;

(g) Sale/Leaseback Transactions permitted by Section 6.06; provided that the Net Proceeds received by or on behalf of the Company or any Subsidiary in respect of any such Sale/Leaseback Transaction shall be applied in accordance with Section 2.09(b) to prepay the Borrowings within three Business Days of the receipt thereof;

(h) the sale, transfer or other disposition of certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent;

(i) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section; provided that the aggregate fair value of all assets sold, transferred or otherwise disposed of in reliance on this clause (i) shall not exceed $35,000,000 during any fiscal year of the Company; and

(j) sales, transfers and other dispositions of any real property; provided that the Net Proceeds received by or on behalf of the Company or any Subsidiary in respect of any such sale, transfer or other disposition shall be applied in accordance with Section 2.09(b) to prepay the Borrowings within three Business Days of the receipt thereof;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (a)(ii), (a)(iii), (b) or (d) above) shall be made for fair value and, in the case of sales, transfers, leases and other dispositions permitted by clauses (c), (f)(ii), (g), (h), (i) and (j) above, for at least 75% cash consideration.

Notwithstanding the foregoing, other than dispositions to the Company or any Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable requirements of law, no such sale, transfer or other disposition of any Equity Interests in any Subsidiary shall be permitted unless (a) such Equity Interests constitute all the Equity Interests in such Subsidiary held by the Company and the Subsidiaries and (b) immediately after giving effect to such transaction, the Company and the Subsidiaries shall otherwise be in compliance with Section 6.04.

SECTION 6.06. Sale/Leaseback Transactions. The Company will not, and will not permit any Subsidiary to, enter into any Sale/Leaseback Transaction, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 180 days after the Company or a Subsidiary acquires or completes the construction of such fixed or capital assets.

SECTION 6.07. Swap Agreements. The Company will not, and will not permit any Subsidiary to, enter into any Swap Agreement, other than Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or a Subsidiary is exposed in the conduct of its business or the management of its liabilities and not for speculative purposes.

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) The Company will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (i) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Stock), (ii) any Subsidiary may declare and pay dividends or make other distributions with respect to its capital stock, partnership or membership interests or other similar Equity Interests, or make other Restricted Payments in respect of its Equity Interests, in each case ratably to the holders of such Equity Interests (or, if not ratably, on a basis more favorable to the Company and the Subsidiaries), (iii) the Company may make Restricted Payments, not exceeding $1,000,000 during any fiscal year of the Company, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and the Subsidiaries, (iv) the Company may repurchase Equity Interests upon the exercise of stock options if such Equity Interests represent a portion of the exercise price of such options, (v) the Company may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Company in connection with the exercise of warrants, options or other securities convertible into or exchangeable for shares of common stock in the Company and (vi) the Company may repurchase shares of its common stock and make other Restricted Payments, provided that at the time of and immediately after giving effect to any such repurchase or other Restricted Payment referred to in this clause (vi), (A) no Default or Event of Default shall have occurred and be continuing, (B) the Company shall be in Pro Forma Compliance (calculated as of the last day of the fiscal quarter of the Company then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first such delivery, as of April 28, 2012), provided that, for purposes of the foregoing, the Senior Secured Indebtedness shall be determined on a Pro Forma Basis as of the date of such Restricted Payment), (C) the amount of such repurchase or other Restricted Payment shall not exceed the Available Amount as of the date thereof and (D) the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form reasonably satisfactory to the Administrative Agent conforming compliance with this clause (vi), including computations demonstrating compliance with the requirement set forth in clause (B) above.

(b) The Company will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness permitted by Section 6.01(xii), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness permitted by Section 6.01(xii), except:

(i) payments of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of any Subordinated Indebtedness prohibited by the subordination provisions thereof;

(ii) refinancings of Indebtedness with the proceeds of other Indebtedness permitted under Section 6.01;

(iii) payment of secured Indebtedness that becomes due as a result of (A) any voluntary sale or transfer of any assets securing such Indebtedness or (B) any casualty or condemnation proceeding (including a disposition in lieu thereof) of any assets securing such Indebtedness;

(iv) payments of or in respect of Indebtedness solely by issuance of the common stock of the Company;

(v) payments of or in respect of Indebtedness incurred by any Subsidiary that is not a Loan Party; and

(vi) other payments of or in respect of Indebtedness; provided that at the time of and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, (B) the amount of such payment shall not exceed the Available Amount as of the date thereof and (C) the

Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company in form reasonably satisfactory to the Administrative Agent conforming compliance with this clause (vi), including computations demonstrating compliance with the requirement set forth in clause (B) above.

SECTION 6.09. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than those that would prevail in an arm’s-length transactions with unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) the payment of reasonable fees and compensation to, and the providing of reasonable indemnities on behalf of, directors and officers of the Company or any Subsidiary, as determined by the board of directors of the Company in good faith and (e) the transactions described on Schedule 6.09.

SECTION 6.10. Restrictive Agreements. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure any Secured Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to the Company or any Subsidiary or to Guarantee Indebtedness of the Company or any Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by any Loan Document, (B) restrictions and conditions existing on the Effective Date identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (D) in the case of any Subsidiary that is not a wholly-owned Subsidiary, restrictions and conditions imposed by its organizational documents or any related joint venture or similar agreement, provided that such restrictions and conditions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, (E) restrictions and conditions set forth in the definitive documentation governing any Permitted Revolving Indebtedness, provided that, in the case of clause (a) above, such restrictions and conditions are no more onerous than those set forth in the ABL Credit Agreement as in effect on the Effective Date, and (F) restrictions and conditions imposed by agreements relating to Indebtedness of Subsidiaries that are not Loan Parties permitted under Section 6.01(a), provided that such restrictions and conditions apply only to such Subsidiaries that are not Loan Parties, (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 6.01(a)(v) if such restrictions or conditions apply only to the assets securing such Indebtedness and (B) customary provisions in leases and other agreements restricting the assignment thereof and (iii) clause (b) of the foregoing shall not apply to restrictions and conditions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted under Section 6.01(a) (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), provided that such restrictions and conditions apply only to such Subsidiary. Nothing in this paragraph shall be deemed to modify the requirements set forth in the definition of the term “Guarantee and Collateral Requirement” or the obligations of the Loan Parties under Sections 5.03, 5.04 or 5.12 or under the Collateral Documents.

SECTION 6.11. Amendment of Organizational Documents. The Company will not, or will permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents, in either case, to the extent such amendment, modification or waiver would be adverse in any material respect to the rights or interests of the Lenders hereunder or under any other Loan Document.

SECTION 6.12. Senior Secured Leverage Ratio. The Company will not permit the Senior Secured Leverage Ratio as of the last day of any fiscal quarter of the Company to exceed 1.75 to 1.00.

SECTION 6.13. Changes in Fiscal Periods. The Company will not change its fiscal year or its method of determining fiscal quarters (it being understood that the foregoing shall not restrict changes to the fiscal years of each of the Acquired Company and its subsidiaries in order to conform to the fiscal year of the Company).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) the Company shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Company shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation, warranty or certification made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;

(d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.05 (with respect to the existence of the Company) or 5.11 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) any Loan Party’s knowledge of such breach or (ii) notice thereof from the Administrative Agent;

(f) the Company or any Subsidiary shall fail to make any payment (whether of principal, interest, termination payment or other payment obligation and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period);

(g) any event or condition shall occur that results in any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) or any trustee or agent on its or their behalf, or, in the case of any Swap Agreement, the applicable counterparty, to cause any Material Indebtedness (other than with respect to the Acquired Company Convertible Notes) to become due, or to terminate or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness or (ii) any Indebtedness that becomes due as a result of a voluntary refinancing thereof permitted under Section 6.01;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation permitted by Section 6.03(a)(iv)), reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the board of directors (or similar governing body) of the Company or any Material Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (j) or clause (i) of this Article;

(j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment and has not denied coverage) shall be rendered against the Company or any Subsidiary, or any combination thereof, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

(l) one or more ERISA Events shall have occurred that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) any Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as a result of the release thereof as provided in the applicable Loan Document or Section 9.16;

(o) any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien or any material Collateral, with the priority required by the applicable Collateral Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) the release thereof as provided in the applicable Collateral Document or Section 9.16 or (iii) as a result of the failure of the Administrative Agent (or, in the case of the ABL Priority Collateral, the failure of the collateral agent under the ABL Credit Agreement) to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement or (B) continue in accordance with applicable law the effectiveness of any UCC financing statement; or

(p) the Intercreditor Agreement is not or ceases to be binding on or enforceable against any party thereto (or against any Person on whose behalf any such party makes any covenant or agreements therein), or shall otherwise not be effective to create the rights and obligations purported to be created thereunder, in each case in any respect material to the Administrative Agent or the other Secured Parties;

then, and in every such event (other than an event with respect to the Company described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and in the case of any event with respect to the Company described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall immediately and automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company to the extent permitted by applicable law.

ARTICLE VIII

The Administrative Agent

Each of the Lenders hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as administrative agent and collateral agent under the Loan Documents, and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any Subsidiary or any other Affiliate thereof that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or in the absence of its own bad faith, gross negligence or wilful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by the Company or any Lender as a result of, any determination of the Weighted Average Yield.

The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the bad faith, negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents.

Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the

Administrative Agent shall give notice of its intent to resign to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Company and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Each Lender, by delivering its signature page to this Agreement and funding its Loans on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.

Except with respect to the exercise of setoff rights of any Lender in accordance with the Loan Documents or with respect to a Lender’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.

In furtherance of the foregoing and not in limitation thereof, no Swap Agreement the obligations under which constitute Secured Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Swap Agreement shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(a)(v). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.10, 2.11, 2.13, 2.14, 2.15 and 9.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

(c) and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03).

Notwithstanding anything herein to the contrary, neither the Arrangers nor any Person named on the cover page of this Agreement as a Syndication Agent shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender), but all such Persons shall have the benefit of the indemnities provided for hereunder.

The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Company or any other Loan Party shall have any rights as a third party beneficiary of any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Company, to it at 30 Dunnigan Drive, Suffern, New York 10901, Attention: Mr. Armand Correia, Chief Financial Office (Fax No. (845) 369-4625);

(ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn, Chicago, Illinois 60603, Attention of Margaret Seweryn (Fax No. (888) 292-9533) (with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, 44th Floor, Mail Code: NY1-K855, New York, New York 10177, Attention of Donna DiForio (Fax No. (646) 534-2274)); and

(iii) if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent (or, if not given during normal business hours for the recipient, at the opening of business on the next Business Day for the recipient) and (iii) delivered through electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by return e-mail or other written acknowledgement); provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d) The Company agrees that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, Syndtrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) Except as provided in Sections 2.18, 2.19, 2.20, 9.02(c) and 9.19, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, (A) such amendment does not adversely affect the rights of any Lender or (B) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (ii) no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender, (B) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon or reduce or forgive any interest or fees (including any prepayment fees) payable hereunder (in each case, other than as a result of any change in the definition of, or in any components of, the term “Total Leverage Ratio”) without the written consent of each Lender directly affected thereby, (C) postpone the scheduled maturity date of any Loan, or the date of any scheduled payment of the principal amount of any Term Loan under Section 2.06, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (D) change Section 2.16(b) or 2.16(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (E) change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be); provided that, with the consent of the Required Lenders, the provisions of this Section and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Lenders, (F) release substantially all of the value of the Guarantees provided by the Subsidiary Loan Parties (including, in each case, by limiting liability in respect thereof) created under the Collateral Agreement without the written consent of each Lender (except as expressly provided in Section 9.16 or the Collateral Agreement) (including any such release by the Administrative Agent in connection with any sale or other disposition of any Subsidiary upon the exercise of remedies under the Collateral Documents), it being understood that an amendment or other modification of the type of obligations guaranteed under the Collateral Agreement shall not be deemed to be a release or limitation of any Guarantee), (G) release all or substantially all the Collateral from the Liens of the Collateral Documents, without the written consent of each Lender (except as expressly provided in Section 9.16 or the applicable Collateral Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Collateral Documents), it being understood that an amendment or other modification of the type of obligations secured by the Collateral Documents shall not be deemed to be a release of the Collateral from the

Liens of the Collateral Documents), and (H) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders representing a Majority in Interest of each affected Class; provided further that (1) no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent without the prior written consent of the Administrative Agent and (2) any amendment, waiver or other modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Company and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of, in the case of any amendment, waiver or other modification referred to in clause (ii) of the first proviso of this paragraph, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification.

(c) Notwithstanding anything herein to the contrary, the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement, the Collateral Agreement or in any other Collateral Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement”.

(d) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent, the Arrangers and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of one primary counsel for the Administrative Agent, the Arranger and their Affiliates, and if deemed necessary by the Administrative Agent, one local counsel in each applicable jurisdiction, in connection with the structuring, arrangement and syndication of the credit facilities provided for herein and any credit or similar facility refinancing or replacing, in whole or in part, any of the credit facilities provided for herein, including the preparation, execution and delivery of the Commitment Letter and the Fee Letters, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, any Arranger or any Lender, including the fees, charges and disbursements of any counsel for any of the foregoing, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Company shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, the Syndication Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the structuring, arrangement and the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Commitment Letter, the Fee Letters, this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Commitment Letter, the Fee Letters, this Agreement or the other Loan Documents of their obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on, at, to or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether such proceeding is initiated against or by any party to this Agreement, or any Affiliate thereof, by an Indemnitee or any third party or whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by a final and non appealable judgment to have resulted from the bad faith, gross negligence or wilful misconduct of such Indemnitee. This Section shall not apply to any Taxes (other than Other Taxes or any Taxes that represent losses, claims, damages or related expenses arising from any non-Tax claim).

(c) To the extent that the Company fails to indefeasibly pay any amount required to be paid by them under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub-agent thereof) or any Related Party of the Administrative Agent (or any sub-agent thereof) (and without limiting its obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent) in its capacity as such, or against any Related Party of the Administrative Agent (or any sub-agent thereof) acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total outstanding Loans and unused Commitments, in each case, at the time (or most recently outstanding and in effect).

(d) To the extent permitted by applicable law, the Company shall not assert, or permit any of its Affiliates or Related Parties to assert, and hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Company without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agent and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of any of the Administrative Agent, the Arrangers, the Syndication Agent and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(i) the Company; provided that no consent of the Company shall be required (1) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (2) for an assignment by any Initial Lender in connection with the syndication of the credit facility provided for herein at any time prior to the

60th day following the Effective Date and (3) if an Event of Default has occurred and is continuing, for any other assignment; provided further that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; and

(ii) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(iii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Company and the Administrative Agent otherwise consent; provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided that only one such processing and recordation fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds of such Lender; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

(iv) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each

Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(c).

(v) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and, as to entries pertaining to it, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(vi) Upon receipt by the Administrative Agent of an Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

(c) (i) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and Loans of any Class); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. The Company agree that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(f) (it being understood that the documentation required under Section 2.15(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.16 and 2.17 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.13 or 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.17(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain records of the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments or Loans or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment or Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Arranger, the Syndication Agent, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15, 2.16(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under the Commitment Letter and any commitment advices submitted by them (but do not supersede any other provisions of the Commitment Letter or the Fee Letters (or any separate letter agreements with respect to fees payable to the Administrative Agent) that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Company and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below) with the same degree of care that it uses to protect its own confidential information, but in no event less than a commercially reasonable degree of care, except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Company or any Subsidiary or its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or the Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Company or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender or any Affiliate of any of the foregoing on a non-confidential basis from a source other than the Company; provided that, in the case of clause (c) above, the party disclosing such information shall provide to the Company prior written notice of such disclosure to the extent permitted by applicable law (and to the extent commercially feasible under the circumstances) and shall cooperate with the Company in obtaining a protective order for, or other confidential treatment of, such disclosure. For the purposes of this Section, “Information” means all information received from the Company relating to the Company or any Subsidiary or their businesses or the Collateral, other than any such information that is available to the Administrative Agent or any Lender, or any Affiliate of any of the foregoing, on a non-confidential basis prior to disclosure by the Company; provided that, in the case of information received from the Company after the date hereof, such information is clearly identified at the time of delivery as confidential.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Company in violation of applicable law.

SECTION 9.14. USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with such Act.

SECTION 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.16. Release of Liens and Guarantees. A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Collateral Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary (including any voluntary liquidation or dissolution of such Subsidiary Loan Party in accordance with Section 6.03); provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other transfer by any Loan Party (other than to the Company or any Subsidiary) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Collateral Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Collateral Documents shall be automatically released. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 9.17. No Fiduciary Relationship. The Company, on behalf of itself and the Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Company, the Subsidiaries and its other Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Syndication Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Arrangers, the Syndication

Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Syndication Agent, the Lenders and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company, the Subsidiaries and its other Affiliates, and none of the Administrative Agent, the Arrangers, the Syndication Agent, the Lenders or their Affiliates has any obligation to disclose any of such interests to the Company, the Subsidiaries or its other Affiliates. To the fullest extent permitted by law, the Company hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Arrangers, the Syndication Agent, the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.18. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Company and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

(b) The Company and each Lender acknowledge that, if information furnished by the Company pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through the Platform, (i) the Administrative Agent may post any information that the Company has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Company has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform designated for Private Side Lender Representatives. The Company agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Company that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Company without liability or responsibility for the independent verification thereof.

SECTION 9.19. Intercreditor Agreement. The Lenders acknowledge that the obligations of the Company under the ABL Credit Agreement are (and obligations in respect of any other Permitted Revolving Indebtedness may in the future be) secured by Liens on assets of the Company and the other Loan Parties that constitute Collateral and that the relative Lien priority and other creditor rights of the Lender Parties hereunder and the secured parties under the ABL Credit Agreement (or in respect of such other Permitted Revolving Indebtedness) will be set forth in the Intercreditor Agreement. Each

Lender hereby acknowledges that it has received a copy of the Intercreditor Agreement. Each Lender hereby irrevocably (a) consents to the subordination of the Liens on the ABL Priority Collateral securing the Secured Obligations on the terms set forth in the Intercreditor Agreement, (b) authorizes and directs the Administrative Agent to execute and deliver the Intercreditor Agreement and any documents relating thereto, in each case on behalf of such Lender and without any further consent, authorization or other action by such Lender, (c) agrees that, upon the execution and delivery thereof, such Lender will be bound by the provisions of the Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) agrees that no Lender shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section or in accordance with the terms of the Intercreditor Agreement. Each Lender hereby further irrevocably authorizes and directs the Administrative Agent (i) to take such actions as shall be required to release Liens on the Collateral in accordance with the terms of the Intercreditor Agreement and (ii) to enter into such amendments, supplements or other modifications to the Intercreditor Agreement in connection with any extension, renewal, refinancing or replacement of any Secured Obligations and any Permitted Revolving Indebtedness as are reasonably acceptable to the Administrative Agent to give effect thereto, in each case on behalf of such Lender and without any further consent, authorization or other action by such Lender. The Administrative Agent shall have the benefit of the provisions of Article VIII with respect to all actions taken by it pursuant to this Section or in accordance with the terms of the Intercreditor Agreement to the full extent thereof. The foregoing provisions are intended as an inducement to the secured parties under the ABL Credit Agreement (or in respect of other Permitted Revolving Indebtedness) to extend credit to the Company and such secured parties are intended third party beneficiaries of such provisions.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ASCENA RETAIL GROUP, INC.,

by	/s/ Armand Correia
Name: Armand Correia
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Donna DiForio
Name: Donna DiForio
Title: Authorized Officer

Schedule 1.01A

Certain Non-Designated Subsidiaries

Company:

None.

Acquired Company:

None.

Schedule 1.01B

Excluded Real Properties

Acquired Company:

Promissory Note (the “Promissory Note”) by White Marsh Distribution, LLC (“Borrower”) payable to the order of General Electric Capital Business Asset Funding Corporation (together with any subsequent holder, “Holder”) in a principal amount of $14,000,000

Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing the (“Deed of Trust”) made by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation

Description: Note and Deed of Trust in respect of the White Marsh property located at 10000 Franklin Square Drive, evidencing amounts constituting the purchase price of the property. The White Marsh property is approximately 28.7609 acres.

Mortgage, Assignment of Leases and Rents and Security Agreement between FB Distro Distribution Center, LLC (“Mortgagor”) and BankAtlantic Commercial Mortgage Capital, LLC (“Mortgagee”)

$13,000,000 Mortgage Note by FB Distro Distribution Center, LLC (“Maker”) and BankAtlantic Commercial Mortgage Capital, LLC (“Payee”)

Description: Mortgage for the property located at 1901 State Road 240 East, Greencastle, Indiana.

Schedule 2.01

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$300,000,000.00

TOTAL	$300,000,000.00

Schedule 3.05

Real Properties

Company:

Mortgaged Property

Loan Party/Name of Owner	Name/Address/City/State/Zip Code	County/Parish
Maurices Incorporated	Maurices Corporate Offices 105, 106, 108, 110, 112, 117 West Superior Street Duluth, MN 55802	St. Louis
Maurices Incorporated	Maurices Distribution Center 6600 Merle Hay Road Johnston, IA 50131	Polk
Tween Brands Service Co.	Tween Brands, Inc. d/b/a/ Justice Corporate Offices 8323 Walton Parkway New Albany, OH 43054	Franklin
Tween Brands Service Co.	Tween Brands, Inc. d/b/a/ Justice Distribution Center 200 Heritage Drive Pataskala, OH 43062	Licking
Tween Brands Service Co.	44-acre Vacant Parcel North of Walton Parkway West of Bevelhymer Road New Albany, OH 43054	Franklin
933 Inspiration LLC	New Dress Barn Corporate Offices 933 MacArthur Boulevard Mahwah, NJ 07430	Bergen

All Other Real Property

None.

Acquired Company:

Mortgaged Property

Loan Party	Property Address	Filing Jurisdiction
Winks Lane, Inc.	3750 State Road, Bensalem, PA 19020	Bucks County

All Other Real Property

Loan Party	Property Address
Figi’s, Inc.	29th Street and Cherry Avenue, Marshfield, WI 54449
Figi’s, Inc.	206 East Depot Street, Marshfield, WI 54449
Figi’s, Inc.	1811 East 29th Street, Marshfield, WI 54449
Figi’s, Inc.	2411 South Maple Avenue, Marshfield, WI 54449
Figi’s, Inc.	2525 South Roddis Avenue, Marshfield, WI 54449 209 East 25th Street, Marshfield, WI 54449 2411 South Maple Avenue, Marshfield, WI 54449 2405 South Maple Avenue, Marshfield, WI 54449 (Parking Lot)
Figi’s, Inc.	3200 South Maple Avenue, Marshfield, WI 54449
Figi’s, Inc.	1535 Industrial Park Drive, Neillsville, WI 54456

Schedule 3.06

Disclosed Matters

Company:

None.

Acquired Company:

None.

Schedule 3.12

Subsidiaries and Joint Ventures

Company:

Type[1]	NAME	INC STATE	PARENT/MEMBER	% OWNED
D	933 Inspiration LLC	Delaware	The Dress Barn, Inc.	100
D	D.B.R., Inc.	Delaware	The Dress Barn, Inc.	100
D	DBX, Inc.	New York	The Dress Barn, Inc.	100
D	Dress Barn Credit Management, LLC	Virginia	The Dress Barn, Inc.	100
D	Dunnigan Realty LLC	Delaware	The Dress Barn, Inc.	100
F	Maurices Canada Stores, Ltd.	Ontario	Worldwide Retail Holdings, B.V.	100
D	Maurices Credit Management, Inc.	Virginia	Maurices Incorporated	100
D	Maurices Incorporated	Delaware	Ascena Retail Group, Inc.	100
D	The Dress Barn, Inc.	Connecticut	Ascena Retail Group, Inc.	100
D	Too GC, LLC	Ohio	Tween Brands, Inc.	100
F	Too Retail & Sales Puerto Rico, Inc.	Puerto Rico	Tween Brands, Inc.	100
D	Tween Brands Agency, Inc.	Ohio	Tween Brands, Inc.	100
F	Tween Brands Canada Stores Ltd.	Ontario	Worldwide Retail Holdings, B.V.	100
D	Tween Brands Direct Services, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands Direct, LLC	Ohio	Tween Brands, Inc.	100
D	Tween Brands Investment, LLC	Ohio	Tween Brands Service Co.	100
D	Tween Brands Purchasing, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands Service Co.	Ohio	Tween Brands, Inc.	100
F	Tween Brands Sourcing (Shanghai) Limited	Shanghai, China	Tween Brands Sourcing Hong Kong Limited	100
F	Tween Brands Sourcing Hong Kong Limited	Hong Kong	Worldwide Retail Holdings, B.V.	100
D	Tween Brands Store Planning, Inc.	Ohio	Tween Brands, Inc.	100
D	Tween Brands, Inc.	Delaware	Ascena Retail Group, Inc	100
F	Worldwide Retail Holdings, B.V.	Netherlands	Worldwide Retail Holdings, Inc.	100
D	Worldwide Retail Holdings, Inc.	Delaware	Tween Brands Service Co.	100

[1]	“D” indicates a Designated Subsidiary; “IA/ND” indicates an Inactive Subsidiary or a subsidiary listed on Schedule 1.01A; “F” indicates a Foreign Subsidiary.

Acquired Company:

Type	NAME	INC STATE	PARENT/MEMBER	% OWNED
D	Charming Shoppes, Inc.	PA	Ascena Retail Group, Inc.	100
D	C.S.A.C. LLC	DE	CS Holdco LLC	100
D	C.S.F. Corp.	DE	CS Holdco LLC	100
D	C.S.I.C., Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Catalog Fulfillment Co., Inc.	AZ	Chestnut Acquisition Sub, Inc.	100
IA/ND	Catalog Receivables LLC	DE	Fashion Service LLC	100
IA/ND	Catalog Seller LLC	DE	Fashion Service LLC	100
D	Catherines #5013, LLC	TN	Catherines, Inc.	100
D	Catherines #5014, LLC	TN	Catherines, Inc.	100
D	Catherines #5016, LLC	OH	Catherines, Inc.	100
D	Catherines #5022, LLC	TN	Catherines, Inc.	100
D	Catherines #5023, LLC	NE	Catherines, Inc.	100
D	Catherines #5029 of New Hartford, Inc.	NY	Catherines, Inc.	100
D	Catherines #5037, LLC	OH	Catherines, Inc.	100
D	Catherines #5039, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5043, Inc.	TN	Catherines, Inc.	100
D	Catherines #5044, LLC	IL	Catherines, Inc.	100
D	Catherines #5052, Inc.	NC	Catherines, Inc.	100
D	Catherines #5053, LLC	MI	Catherines, Inc.	100
IA/ND	Catherines #5053, LLC	OH	Catherines, Inc.	100
D	Catherines #5054, LLC	MI	Catherines, Inc.	100
D	Catherines #5058, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5063, LLC	WV	Catherines, Inc.	100
D	Catherines #5069, LLC	FL	Catherines, Inc.	100
D	Catherines #5075, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5076, LLC	VA	Catherines, Inc.	100
D	Catherines #5077, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5085, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
D	Catherines #5094, Inc.	AR	Catherines, Inc.	100
D	Catherines #5097, LLC	SC	Catherines, Inc.	100
D	Catherines #5110, LLC	TN	Catherines, Inc.	100
IA/ND	Catherines #5111, Inc.	OH	Catherines, Inc.	100
D	Catherines #5114, LLC	WV	Catherines, Inc.	100
D	Catherines #5116, Inc.	FL	Catherines, Inc.	100
D	Catherines #5118, Inc.	VA	Catherines, Inc.	100

D	Catherines #5124, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5127, Inc.	NC	Catherines, Inc.	100
D	Catherines #5129, LLC	SC	Catherines, Inc.	100
D	Catherines #5134, LLC	OK	Catherines, Inc.	100
D	Catherines #5141, LLC	MS	Catherines, Inc.	100
IA/ND	Catherines #5142, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5143, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5144, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5145, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5147, Inc.	FL	Catherines, Inc.	100
D	Catherines #5149, Inc.	VA	Catherines, Inc.	100
D	Catherines #5150, LLC	AR	Catherines, Inc.	100
IA/ND	Catherines #5151 of Big Flats, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5152, LLC	FL	Catherines, Inc.	100
D	Catherines #5156, Inc.	MI	Catherines, Inc.	100
D	Catherines #5157, LLC	NE	Catherines, Inc.	100
IA/ND	Catherines #5163, Inc.	NV	CSGC, Inc.	100
D	Catherines #5163, LLC	NV	CSGC, Inc.	100
D	Catherines #5172, Inc.	FL	Catherines, Inc.	100
D	Catherines #5173, Inc.	GA	Catherines, Inc.	100
D	Catherines #5175, LLC	LA	Catherines, Inc.	100
D	Catherines #5176, LLC	OH	Catherines, Inc.	100
D	Catherines #5177, LLC	LA	Catherines, Inc.	100
D	Catherines #5179, Inc.	SC	Catherines, Inc.	100
IA/ND	Catherines #5184, LLC	GA	Catherines, Inc.	100
IA/ND	Catherines #5186, Inc.	GA	Catherines, Inc.	100
D	Catherines #5188, LLC	DE	Catherines, Inc.	100
D	Catherines #5189, Inc.	FL	Catherines, Inc.	100
D	Catherines #5200, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
IA/ND	Catherines #5210, Inc.	GA	Catherines, Inc.	100
D	Catherines #5215, LLC	GA	Catherines, Inc.	100
D	Catherines #5217, LLC	IN	Catherines Partners - Indiana, L.L.P.	100
D	Catherines #5220, LLC	MI	Catherines, Inc.	100
D	Catherines #5227, LLC	OR	Catherines, Inc.	100
D	Catherines #5231, LLC	CO	Catherines, Inc.	100
D	Catherines #5232, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5239, LLC	CO	Catherines, Inc.	100
D	Catherines #5242, LLC	KY	Catherines, Inc.	100
D	Catherines #5247, LLC	VA	Catherines, Inc.	100
D	Catherines #5248, LLC	MI	Catherines, Inc.	100
D	Catherines #5267, Inc.	AZ	Catherines, Inc.	100

IA/ND	Catherines #5268, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5269, LLC	AZ	Catherines, Inc.	100
D	Catherines #5275, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5279, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5300, LLC	NJ	Catherines, Inc.	100
D	Catherines #5303, LLC	NJ	Catherines, Inc.	100
D	Catherines #5307, LLC	NJ	Catherines, Inc.	100
D	Catherines #5314 of Greenburgh, LLC	NY	Catherines, Inc.	100
IA/ND	Catherines #5322 of Staten Island, LLC	NY	Catherines, Inc.	100
D	Catherines #5335, LLC	WA	Catherines Partners - Washington, G.P.	100
IA/ND	Catherines #5336, LLC	WA	Catherines Partners - Washington, G.P.	100
IA/ND	Catherines #5337, LLC	NV	Catherines, Inc.	100
D	Catherines #5340, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5342, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5343, Inc.	RI	Catherines, Inc.	100
D	Catherines #5344 of Mays Landing, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5345 of Colonial Heights, Inc.	VA	Catherines, Inc.	100
D	Catherines #5348, Inc.	MS	Catherines, Inc.	100
D	Catherines #5349, Inc.	TN	Catherines, Inc.	100
IA/ND	Catherines #5350, Inc.	MD	Catherines, Inc.	100
D	Catherines #5351, Inc.	MO	Catherines, Inc.	100
D	Catherines #5353, Inc.	GA	Catherines, Inc.	100
IA/ND	Catherines #5355, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5356, Inc.	VA	Catherines, Inc.	100
IA/ND	Catherines #5357, Inc.	PA	Catherines, Inc.	100
D	Catherines #5358, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5359, Inc.	SC	Catherines, Inc.	100
D	Catherines #5360, Inc.	MD	Catherines, Inc.	100
IA/ND	Catherines #5361, Inc.	MA	Catherines, Inc.	100
D	Catherines #5362, Inc.	IL	Catherines, Inc.	100
D	Catherines #5363, Inc.	AL	Catherines, Inc.	100
IA/ND	Catherines #5364 of Buffalo, Inc.	NY	Catherines, Inc.	100
D	Catherines #5365, Inc.	CO	Catherines, Inc.	100
IA/ND	Catherines #5366, Inc.	SC	Catherines, Inc.	100
D	Catherines #5367 of Middletown, Inc.	NY	Catherines, Inc.	100
D	Catherines #5368, Inc.	ND	Catherines, Inc.	100

D	Catherines #5369, Inc.	MD	Catherines, Inc.	100
D	Catherines #5370, Inc.	IL	Catherines, Inc.	100
D	Catherines #5371, Inc.	OH	Catherines, Inc.	100
D	Catherines #5372, Inc.	IA	Catherines, Inc.	100
IA/ND	Catherines #5373, Inc.	OH	Catherines, Inc.	100
D	Catherines #5375, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5376, Inc.	NC	Catherines, Inc.	100
D	Catherines #5377, Inc.	AL	Catherines, Inc.	100
D	Catherines #5378, Inc.	OH	Catherines, Inc.	100
D	Catherines #5380, Inc.	OR	Catherines, Inc.	100
IA/ND	Catherines #5381, Inc.	MO	Catherines, Inc.	100
D	Catherines #5382 of Vestal, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5383, Inc.	MA	Catherines, Inc.	100
D	Catherines #5384, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines #5386, Inc.	LA	Catherines, Inc.	100
D	Catherines #5387, Inc.	SC	Catherines, Inc.	100
D	Catherines #5388, Inc.	FL	Catherines, Inc.	100
D	Catherines #5390, Inc.	IL	Catherines, Inc.	100
IA/ND	Catherines #5390, Inc.	VA	Catherines, Inc.	100
IA/ND	Catherines #5391, Inc.	MI	Catherines, Inc.	100
IA/ND	Catherines #5395, Inc.	FL	Catherines, Inc.	100
D	Catherines #5396, Inc.	LA	Catherines, Inc.	100
D	Catherines #5397, Inc.	SC	Catherines, Inc.	100
D	Catherines #5402, Inc.	CT	Catherines, Inc.	100
IA/ND	Catherines #5404, Inc.	CT	Catherines, Inc.	100
D	Catherines #5407, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5408, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5410, Inc.	MI	Catherines, Inc.	100
D	Catherines #5411, Inc.	AL	Catherines, Inc.	100
D	Catherines #5412, Inc.	MN	Catherines, Inc.	100
D	Catherines #5413 of Dewitt, Inc.	NY	Catherines, Inc.	100
D	Catherines #5416, Inc.	KS	Catherines, Inc.	100
D	Catherines #5420, LLC	AR	Catherines, Inc.	100
IA/ND	Catherines #5424, LLC	AL	Catherines, Inc.	100
D	Catherines #5427, Inc.	MO	Catherines, Inc.	100
D	Catherines #5428, Inc.	NC	Catherines, Inc.	100
D	Catherines #5432, Inc.	MN	Catherines, Inc.	100
IA/ND	Catherines #5433, LLC	MA	Catherines, Inc.	100
D	Catherines #5434, LLC	OH	Catherines, Inc.	100
IA/ND	Catherines #5462, Inc.	TN	Catherines Stores Corporation	100
D	Catherines #5550, Inc.	NC	Catherines, Inc.	100
D	Catherines #5552, Inc.	CO	Catherines, Inc.	100

D	Catherines #5553, Inc.	FL	Catherines, Inc.	100
IA/ND	Catherines #5554 of Spring Valley, Inc.	NY	Catherines, Inc.	100
D	Catherines #5555, Inc.	AZ	Catherines, Inc.	100
D	Catherines #5556, Inc.	IL	Catherines, Inc.	100
D	Catherines #5557, LLC	NC	Catherines, Inc.	100
D	Catherines #5558, LLC	VA	Catherines, Inc.	100
D	Catherines #5559, LLC	LA	Catherines, Inc.	100
D	Catherines #5560, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5561, LLC	SD	Catherines, Inc.	100
D	Catherines #5562, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5563, LLC	TN	Catherines, Inc.	100
D	Catherines #5564, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5566, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5567, LLC	FL	Catherines, Inc.	100
D	Catherines #5568, LLC	VA	Catherines, Inc.	100
D	Catherines #5570, LLC	WA	Catherines Partners - Washington, G.P.	100
D	Catherines #5571, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5572, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5573, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5574, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5575, LLC	WI	Catherines, Inc.	100
IA/ND	Catherines #5576, LLC	AZ	Catherines, Inc.	100
IA/ND	Catherines #5577, LLC	NV	Catherines, Inc.	100
D	Catherines #5578, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5579, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5580, LLC	OK	Catherines, Inc.	100
IA/ND	Catherines #5581, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5582, LLC	MN	Catherines, Inc.	100
IA/ND	Catherines #5583, LLC	AZ	Catherines, Inc.	100
D	Catherines #5644, Inc.	FL	Catherines, Inc.	100
IA/ND	Catherines #5645, Inc.	MN	Catherines, Inc.	100
D	Catherines #5646, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5648, Inc.	GA	Catherines, Inc.	100
IA/ND	Catherines #5649, Inc.	NV	Catherines, Inc.	100
D	Catherines #5687, LLC	MI	Catherines, Inc.	100
D	Catherines #5702, LLC	IL	Catherines, Inc.	100

D	Catherines #5706, Inc.	MD	Catherines, Inc.	100
IA/ND	Catherines #5711, Inc.	MI	Catherines, Inc.	100
D	Catherines #5713, Inc.	ND	Catherines, Inc.	100
D	Catherines #5717, LLC	MA	Catherines, Inc.	100
D	Catherines #5718, Inc.	MA	Catherines, Inc.	100
D	Catherines #5724, LLC	VA	Catherines, Inc.	100
D	Catherines #5725, Inc.	FL	Catherines, Inc.	100
D	Catherines #5743, Inc.	TN	Catherines, Inc.	100
D	Catherines #5745, Inc.	FL	Catherines, Inc.	100
D	Catherines #5746, Inc.	NE	Catherines, Inc.	100
D	Catherines #5748, Inc.	MN	Catherines, Inc.	100
D	Catherines #5749 of Clay, Inc.	NY	Catherines, Inc.	100
D	Catherines #5751, LLC	IL	Catherines, Inc.	100
D	Catherines #5753, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5757, Inc.	SC	Catherines, Inc.	100
IA/ND	Catherines #5758 of Carle Place, LLC	NY	Catherines, Inc.	100
D	Catherines #5772, LLC	MN	Catherines, Inc.	100
D	Catherines #5778, Inc.	MA	Catherines, Inc.	100
D	Catherines #5781, LLC	IL	Catherines, Inc.	100
D	Catherines #5784, LLC	IL	Catherines, Inc.	100
D	Catherines #5785, LLC	KY	Catherines, Inc.	100
D	Catherines #5786, LLC	OH	Catherines, Inc.	100
D	Catherines #5788, LLC	OH	Catherines, Inc.	100
D	Catherines #5791, LLC	OH	Catherines, Inc.	100
D	Catherines #5793, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5794 of Pittsford, Inc.	NY	Catherines, Inc.	100
D	Catherines #5796 of Poughkeepsie, Inc.	NY	Catherines, Inc.	100
D	Catherines #5802, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5808, LLC	WA	Catherines Partners - Washington, G.P.	100
D	Catherines #5812, Inc.	LA	Catherines, Inc.	100
D	Catherines #5814, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5816, LLC	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5817 of Amherst, LLC	NY	Catherines, Inc.	100
D	Catherines #5819, Inc.	NC	Catherines, Inc.	100
D	Catherines #5824, LLC	MI	Catherines, Inc.	100
IA/ND	Catherines #5825, LLC	MI	Catherines, Inc.	100
D	Catherines #5826, Inc.	IL	Catherines, Inc.	100
D	Catherines #5837, LLC	NJ	Catherines, Inc.	100

IA/ND	Catherines #5843, Inc.	NC	Catherines, Inc.	100
D	Catherines #5845, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5846, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5848, Inc.	AR	Catherines, Inc.	100
D	Catherines #5849, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5850 of Syracuse, Inc.	NY	Catherines, Inc.	100
IA/ND	Catherines #5851, Inc.	PA	Catherines of Pennsylvania, Inc.	100
IA/ND	Catherines #5852, Inc.	PA	Catherines, Inc.	100
D	Catherines #5855, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5856, Inc.	NJ	Catherines, Inc.	100
D	Catherines #5857, Inc.	GA	Catherines, Inc.	100
D	Catherines #5858, Inc.	IA	Catherines, Inc.	100
D	Catherines #5859, Inc.	NC	Catherines, Inc.	100
IA/ND	Catherines #5860, Inc.	AL	Catherines, Inc.	100
D	Catherines #5861, Inc.	OH	Catherines, Inc.	100
IA/ND	Catherines #5862, Inc.	MN	Catherines, Inc.	100
D	Catherines #5863, Inc.	MS	Catherines, Inc.	100
D	Catherines #5867, Inc.	KS	Catherines, Inc.	100
IA/ND	Catherines #5869 of Rotterdam, Inc.	NY	Catherines, Inc.	100
D	Catherines #5871, Inc.	MT	Catherines, Inc.	100
IA/ND	Catherines #5872, Inc.	MD	Catherines, Inc.	100
D	Catherines #5873, Inc.	PA	Catherines of Pennsylvania, Inc.	100
D	Catherines #5874, Inc.	GA	Catherines, Inc.	100
D	Catherines #5875, Inc.	WI	Catherines, Inc.	100
D	Catherines #5876, Inc.	IL	Catherines, Inc.	100
D	Catherines #5879, Inc.	WV	Catherines, Inc.	100
D	Catherines #5881, Inc.	AL	Catherines, Inc.	100
D	Catherines #5885, Inc.	AL	Catherines, Inc.	100
IA/ND	Catherines #5888, Inc.	IL	Catherines, Inc.	100
D	Catherines #5889, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5890, Inc.	WI	Catherines, Inc.	100
IA/ND	Catherines #5891, Inc.	IL	Catherines, Inc.	100
IA/ND	Catherines #5892, Inc.	CA	Catherines of California, Inc.	100
D	Catherines #5893, Inc.	LA	Catherines, Inc.	100
IA/ND	Catherines #5894, Inc.	OK	Catherines, Inc.	100
D	Catherines #5951, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5952, LLC	OK	Catherines, Inc.	100
IA/ND	Catherines #5953, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5954, LLC	TX	Catherines Stores Corporation	100

D	Catherines #5955, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5956, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5957, LLC	FL	Catherines, Inc.	100
D	Catherines #5958, LLC	TN	Catherines, Inc.	100
D	Catherines #5959, LLC	LA	Catherines, Inc.	100
D	Catherines #5960, LLC	AZ	Catherines, Inc.	100
D	Catherines #5961, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5962, LLC	FL	Catherines, Inc.	100
D	Catherines #5963, LLC	IL	Catherines, Inc.	100
IA/ND	Catherines #5964, LLC	FL	Catherines, Inc.	100
D	Catherines #5965, LLC	IL	Catherines, Inc.	100
D	Catherines #5966, LLC	TN	Catherines, Inc.	100
D	Catherines #5967, LLC	KS	Catherines, Inc.	100
D	Catherines #5968, LLC	MI	Catherines, Inc.	100
D	Catherines #5969, LLC	FL	Catherines, Inc.	100
D	Catherines #5971, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5972, LLC	TX	Catherines Stores Corporation	100
D	Catherines #5973, LLC	LA	Catherines, Inc.	100
D	Catherines #5974, LLC	GA	Catherines, Inc.	100
D	Catherines #5976, LLC	OK	Catherines, Inc.	100
D	Catherines #5977, LLC	VA	Catherines, Inc.	100
IA/ND	Catherines #5978, LLC	CO	Catherines, Inc.	100
D	Catherines #5979, LLC	NV	Catherines, Inc.	100
D	Catherines #5980, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5981, LLC	IL	Catherines, Inc.	100
D	Catherines #5982, LLC	MS	Catherines, Inc.	100
D	Catherines #5983, LLC	TX	Catherines Stores Corporation	100
IA/ND	Catherines #5986, LLC	AL	Catherines, Inc.	100
IA/ND	Catherines 5257, LLC	MO	Catherines, Inc.	100
D	Catherines 5282, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5405, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5406, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5409, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5414, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5565, LLC	MO	Catherines, Inc.	100
D	Catherines 5569, Inc.	CA	Catherines of California, Inc.	100

D	Catherines 5647, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5738, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5741, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5742, Inc.	MO	Catherines, Inc.	100
IA/ND	Catherines 5774, Inc.	CA	Catherines of California, Inc.	100
IA/ND	Catherines 5831, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5832, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5834, Inc.	CA	Catherines of California, Inc.	100
D	Catherines 5970, LLC	MO	Catherines, Inc.	100
D	Catherines 5975, Inc.	CA	Catherines of California, Inc.	100
D	Catherines C.S.A.C., Inc.	DE	Catherines Stores Corporation	100
IA/ND	Catherines C.S.I.C., Inc.	DE	Catherines, Inc.	100
D	Catherines of California, Inc.	CA	Catherines, Inc.	100
D	Catherines of Nevada, Inc.	NV	Catherines Stores Corporation	100
D	Catherines of Pennsylvania, Inc.	TN	Catherines, Inc.	100
D	Catherines Partners - Washington, G.P.	WA	Catherines, Inc. (Managing Partner)	Catherines, Inc. = 99% Catherines Stores Corporation = 1%
D	Catherines Partners-Indiana, LLP	IN	Catherines Stores of Indiana, Inc. (Managing Partner)	Catherines Stores Corporation - 99% Catherines Stores of Indiana, Inc. = 1%
D	Catherines Stores Corporation	TN	Charming Shoppes, Inc.	100
D	Catherines Stores of Indiana, Inc.	IN	Catherines, Inc.	100
IA/ND	Catherines Stores of Texas, Inc.	TX	Catherines, Inc.	100
D	Catherines Woman Delaware, Inc.	DE	Modern Woman Specialty, Inc.	100
D	Catherines Woman Michigan, Inc.	MI	Catherines Woman Delaware, Inc. (DE)	100
D	Catherines, Inc.	DE	Catherines Stores Corporation	100
IA/ND	Catherines.com, Inc.	TN	Catherines, Inc.	100
D	CCTM, Inc.	DE	Charming Shoppes, Inc.	100

IA/ND	Charm-Fin Stores, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Direct, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Shoppes Interactive, Inc.	DE	Charming Shoppes, Inc.	100
D	Charming Shoppes of Delaware, Inc.	PA	Charming Shoppes, Inc.	100
IA/ND	Charming Shoppes of Norristown, Inc	PA	CS Holdco LLC	100
IA/ND	Charming Shoppes of Trenton, Inc.	NJ	CS Holdco LLC	100
D	Charming Shoppes Outlet Stores, LLC	DE	Outlet Division Store Co., Inc.	100
D	Charming Shoppes Receivables Corp.	DE	Fashion Service LLC	100
D	Charming Shoppes Seller, Inc.	DE	Fashion Service LLC	100
D	Charming Shoppes Street, Inc.	DE	Charming Shoppes Seller, Inc.	100
D	Chestnut Acquisition Sub, Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Columbia #2589 Development Co., Inc.	TN	Kafco Development Co., Inc.	100
D	Crosstown Traders, Inc.	DE	Chestnut Acquisition Sub, Inc.	100
D	CS Holdco II Inc.	DE	CS Holdco LLC	100
D	CS Holdco LLC	DE	Charming Shoppes, Inc.	100
F	CS Insurance Ltd.	Bermuda	FSHC, Inc.	100
D	CS Investment Company	DE	Charming Shoppes, Inc.	100
D	CSD Acquisition Corp.	DE	Charming Shoppes, Inc.	100
D	CSGC, Inc.	OH	CS Holdco LLC	100
D	CSI Industries, Inc.	DE	Charming Shoppes, Inc.	100
F	CSI Trade Services Limited	Hong Kong	Kirkstone Company Ltd.	100
D	CSIM, Inc.	PA	CS Holdco LLC	100
IA/ND	CSPE, LLC	PA	Charming Shoppes of Delaware, Inc.	100
D	F.B. Plus Women’s Apparel of Kingston, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Delmar, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Depew, Inc.	PA	CS Holdco LLC	100
IA/ND	F.B. Women’s Apparel of Oneonta, Inc.	PA	CS Holdco LLC	100
D	F.B. Women’s Apparel of Panorama Plaza, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #108, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #139, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #141, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #144, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #157, Inc.	OH	CS Holdco LLC	100

IA/ND	Fashion Bug #2003, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2004, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2006, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2009, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2010, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2011, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2015, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2018, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2020, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2021, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2022, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2023 Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2027, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #2028, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2029, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2030, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2031, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #2032, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2034, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2036, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2037, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2040, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2043, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2044, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #2045 of East Greenbush, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2047, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2049, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2050 of Massena, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2051, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2052, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2053, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2057, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2058, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2063, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #2065, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2067, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2069, Inc.	AR	CS Holdco LLC	100
D	Fashion Bug #2070 of Brooklyn, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2072 of Islandia, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2074, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2075, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2077, Inc.	MI	CS Holdco LLC	100

IA/ND	Fashion Bug #2078, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2079, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2080, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2081 of Ogdensburg, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2082, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2084, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2085, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #2086, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2088, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2090, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2091, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2093, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2095, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2096, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2097, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2100 of Batavia, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2101, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2102, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2103, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2106 of Depew, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2109, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2112, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2113, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2115, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2118 of Newburgh, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2119, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2120, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2121, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2123, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2124, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2125, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2126, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2129, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2131, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2133, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2134, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2137, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2139, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2141, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2143, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #2145, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2147, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2148, Inc.	WI	CS Holdco LLC	100

IA/ND	Fashion Bug #2149, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2150, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2151, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2154, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2156, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2157 of Oneida, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2158, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2162, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2166, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #2169, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2170, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2171, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2172, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2173, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2174, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2175, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2181, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2182, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2183, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2184 of Webster, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2185, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2186, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #2187, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2189, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2190, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2192, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2193, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2194, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2195, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #2196 of Newark, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2199, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2203, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2204 of Hornell, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2206, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2209, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2210 of Kingston, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2212, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2214, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2215, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2220, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2221, Inc.	OH	CS Holdco LLC	100

IA/ND	Fashion Bug #2222, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2224, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2226, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2227, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2228, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2230, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2231, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2232, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2233, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2235, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2237, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2238, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2239, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2240, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #2241, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #2242, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2243, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2244 of Canandaigua, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2245, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2247, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2249, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2254, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2255, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2257, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2258, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2259, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2260, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2262, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2263, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #2264, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2266, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2275, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2278, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #2279, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2280, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2281, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2284, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2285, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2289 of Garden City, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2290, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2291, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2292, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2293, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2295, Inc.	WI	CS Holdco LLC	100

IA/ND	Fashion Bug #2296, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2297, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2298, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2299, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2301, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #2304, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2305, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2309, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #2311, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2313, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2314, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #2315, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2322, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2325, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2326, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2328, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2330, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2332, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2335, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2337, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2339, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #2340, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2343, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2345, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2347, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2348, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2349, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2350, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2351, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2352, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #2353, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2354, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2355, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2356, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2357, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2359, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2360, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2362, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2364 of North Tonawanda, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2369, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #2370 of Malone, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2374, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2375, Inc.	IL	CS Holdco LLC	100

IA/ND	Fashion Bug #2376, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2377, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2378, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #2379, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2380, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2382, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #2384 of Rochester, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2385, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2389, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2390, Inc.	ND	CS Holdco LLC	100
IA/ND	Fashion Bug #2391, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2393, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #2394, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2395, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2396 of Big Flats, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2397, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2398, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2399, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2403, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2404, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2406, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2407, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2409, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2411, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2412, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2415, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2416, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2420, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2421, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #2421, LLC	NV	CSGC, INC.	100
IA/ND	Fashion Bug #2422, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2423, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2424, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #2425, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #2426 of East Aurora, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2431, Inc.	SD	CS Holdco LLC	100
IA/ND	Fashion Bug #2432, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2435, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2436, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2437, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2439, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2440, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2446, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2449, Inc.	NV	CS Holdco LLC	100

IA/ND	Fashion Bug #2452, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2453, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2455 of Wilton, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2458, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2459, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2460, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2462, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2466, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2468 of Bath, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2470 of Binghamton, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2472, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #2473, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2474, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2476 of Middle Island, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2478, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2484, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2485, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2488, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2492, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2497, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2505 of Hudson, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2508, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2510, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2511, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2512, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2513, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2518, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2519 of Fulton, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2520, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2523, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2524, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2529, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2530, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2531, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #2533, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #2534, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #2537, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2538, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2540, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2542, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #255, Inc.	ME	CS Holdco LLC	100

IA/ND	Fashion Bug #2551 of Clay, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2553, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2554, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2555, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2556, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2561, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2562, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2564, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2565, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2568, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #2571, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2574, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2575, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2577, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #2578, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2579, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #258, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2580, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2582, Inc.	SC	CS Holdco LLC	100
IA/ND	FASHION BUG #2583, INC.	WV	CS Holdco LLC	100
D	Fashion Bug #2584 of Cortland, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2585, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2586, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2587, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2589, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2593, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2594, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2597 of Colonie, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2601, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2603, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2604 of Vestal, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2605, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2608, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2609, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2610, Inc.	MI	CS Holdco LLC	100
IA/ND	FASHION BUG #2613, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2616, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2617, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2619, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2620, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #2621, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2627 of West Seneca, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2629, Inc.	MI	CS Holdco LLC	100

IA/ND	Fashion Bug #263, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2635 of Geneseo, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2636, Inc.	NH	CS Holdco LLC	100
D	Fashion Bug #2649, Inc.	NM	CS Holdco LLC	100
IA/ND	Fashion Bug #265, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2650, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #2658, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2659, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #2661 of Lakewood, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2663, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2665, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2667, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #2671, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2677, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2679, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2680, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #2682, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #2685, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2688, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2689, Inc.	UT	CS Holdco LLC	100
D	Fashion Bug #2695, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2697, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2699, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2700 of Port Jefferson, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2701, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2707, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #2708, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2709, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2711, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2717, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2719, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #2720, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2721, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2722, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2724, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2727, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2729, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2730, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #2731, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #2733, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #2736, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #2737, Inc.	MI	CS Holdco LLC	100

D	Fashion Bug #2738, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #2739 of Rotterdam, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2740, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #2741, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2749, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #2750, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2751, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2759, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2763, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2766, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2767, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2768, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #2769, Inc.	WY	CS Holdco LLC	100
IA/ND	Fashion Bug #2773, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #2775, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2779, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2781, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2786, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #2787, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #2789, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #279, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2791, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2794, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #2795, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2796 of Cobleskill, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2797, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #2802, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2803, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #2805, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #2807, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2811, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2820, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #2821, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #2822, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2826, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #2828, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2829, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2838, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2841, Inc.	IN	CS Holdco LLC	100
D	Fashion Bug #2842, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2844, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2850, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2851, Inc.	NJ	CS Holdco LLC	100

IA/ND	Fashion Bug #2852, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #2853 of Rome, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2855, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2857, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2858, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2863, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2864, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2868, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #2869, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #2871 of Albany, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2872, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2874, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug #2879, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #2881, Inc.	NH	CS Holdco LLC	100
IA/ND	FASHION BUG #2883, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #2886, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #2893, Inc.	MT	CS Holdco LLC	100
IA/ND	Fashion Bug #2894, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2898, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2899, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #2905, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2906, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2907, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2909, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2911, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #2913, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #2915, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #2920, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #2922, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #2923 of Amsterdam, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2924, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #2928, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug #2930, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #2932, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #2934, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #2941, Inc.	DE	CS Holdco LLC	100
IA/ND	Fashion Bug #2944, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #2945 of Medina, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2951, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #2954, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #2956, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2958, Inc.	MI	CS Holdco LLC	100

D	Fashion Bug #2959 of Buffalo, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #2959 of Buffalo, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #2969, Inc.	WY	CS Holdco LLC	100
IA/ND	Fashion Bug #2972, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #2973, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #2974, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #2978, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #2982, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #2983, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #2988, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #2989, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #2990, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #2995, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #2998, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3001, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3005, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3006, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3008, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3011, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3016, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3018, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3020, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3023, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3028, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3030, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3033, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #3034, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3040, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3042, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3044, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3046, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3047, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3048 of Wellsville, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3049, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3050, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #3052, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3054, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3056, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3057, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3058, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #3062, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3069, Inc.	NJ	CS Holdco LLC	100

IA/ND	Fashion Bug #3078, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3079, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3081, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3091, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3092, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3093, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #3094, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3099, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3102, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3104, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3107, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3108, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3110, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3114, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3115, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3116, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3118, Inc.	CO	CS Holdco LLC	100
IA/ND	Fashion Bug #3120, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3121, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3122, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3123, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3126, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3130, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3131, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3133, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3134, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3136, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3137, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3138, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3139, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3140, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3143 of Norwich, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3144, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3147, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3148, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3149, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3150, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3154, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3155, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3156, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3157, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3158, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3159, Inc.	NM	CS Holdco LLC	100
IA/ND	Fashion Bug #3163, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3164, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3166, Inc.	NJ	CS Holdco LLC	100

D	Fashion Bug #3170, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3171, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3172, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3173, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3174, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3177, Inc.	DE	CS Holdco LLC	100
D	Fashion Bug #3179, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3180, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3181, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3183, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3185, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3187, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #3189, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3192, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3194, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3195, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3196, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3198, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3199, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3200, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3201, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3202, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3203, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3206, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3207, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #3209, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3210, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3211, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3212, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3213, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3214, Inc.	LA	CS Holdco LLC	100
D	Fashion Bug #3215, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3216, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3224, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3225, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3226 of Auburn, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3227, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3229, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3230, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3231, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3232, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3233, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3234, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #3235, Inc.	IN	Fashion Bug Retail Companies LLC	100

D	Fashion Bug #3236, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3237, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3238, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3239, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3240, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3241, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3243, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #3246, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3247, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3248, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3249, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3250, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3251, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3252, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #3253, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #3254, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3255, Inc.	NE	CS Holdco LLC	100
IA/ND	Fashion Bug #3259, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3260, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3261, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3263, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #3265, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #3267, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3274, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3278, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3279, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3280, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3281 of Syracuse, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3284 of Poughkeepsie, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3286, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3288, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3289, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3290, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3291, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3292, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3294, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3295, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3296, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #3297, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3298, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3299, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3300, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3301, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3304, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3307, Inc.	AL	CS Holdco LLC	100

IA/ND	Fashion Bug #3310, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3311, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3314, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3315, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #3318, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3319, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3321, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3322, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3323, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3324, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3327, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3328, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3329, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3330, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3331, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #3332, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3333, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3336, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3337, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3338, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3339, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3340, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3341 of Lockport, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3343, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3344, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3345, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3346, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3348, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3349, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #3350, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3351 of Rochester, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3352, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3353, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3359, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #336, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug #3361, Inc.	IA	CS Holdco LLC	100
D	Fashion Bug #3362, Inc.	OK	CS Holdco LLC	100
IA/ND	Fashion Bug #3363, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3364, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3366, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3368, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3370, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3371, Inc.	SC	CS Holdco LLC	100
D	Fashion Bug #3373, Inc.	IL	CS Holdco LLC	100

IA/ND	Fashion Bug #3375, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3379, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3380, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3381, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3382, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3383, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3384, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3385, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3386, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3388, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3390, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3392, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3393, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3395, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3396, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3397, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3398, Inc.	NV	CS Holdco LLC	100
IA/ND	Fashion Bug #3399, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3400, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3402, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3403, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3404, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3405 of Riverhead, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3406, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3407, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3408 of Hamburg, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3409, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3411, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3413, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3414, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3415, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3416, Inc.	OK	CS Holdco LLC	100
IA/ND	Fashion Bug #3420, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3421, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3422, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3423, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3424, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3425, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3427, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3429, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #3430, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #3432, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3434, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3435, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3437, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3438, Inc	WA	CS Holdco LLC	100

IA/ND	Fashion Bug #3439, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3440, Inc.	MS	CS Holdco LLC	100
IA/ND	Fashion Bug #3441, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3442 of Staten Island, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3443, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3445, Inc.	OK	CS Holdco LLC	100
D	Fashion Bug #3446, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3448, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug #3450, Inc.	MS	CS Holdco LLC	100
D	Fashion Bug #3451, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3452, Inc.	NC	CS Holdco LLC	100
IA/ND	Fashion Bug #3453, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3455, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3456, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3457, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3458, Inc.	AZ	CS Holdco LLC	100
IA/ND	Fashion Bug #3461, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3462, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3463, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3464, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3465, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3466, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug #3468, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3469, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3470, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3471, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #3472, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3473, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3474, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3475, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3477, Inc.	ID	CS Holdco LLC	100
D	Fashion Bug #3479, Inc.	AR	CS Holdco LLC	100
IA/ND	Fashion Bug #3480, Inc.	AL	CS Holdco LLC	100
IA/ND	Fashion Bug #3481, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3482, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3483, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3484, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #3485, Inc.	DE	CS Holdco LLC	100
IA/ND	Fashion Bug #3486, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3488, Inc.	WA	CS Holdco LLC	100
IA/ND	Fashion Bug #3490, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3491 of Cheektowaga, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3492, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3493, Inc.	KY	CS Holdco LLC	100

IA/ND	Fashion Bug #3494, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3495, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3496, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3498, Inc.	TN	CS Holdco LLC	100
D	Fashion Bug #3501 of Middletown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #3503, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3504, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #3505, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3506, Inc.	NV	CS Holdco LLC	100
D	Fashion Bug #3507, Inc.	AR	CS Holdco LLC	100
IA/ND	Fashion Bug #3508, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3510, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3512, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3513, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3514, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3515, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3516, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3521, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug #3522 of Clarence, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3525, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3526, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3527, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3529, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #3530, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug #3533, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3534, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3535, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #3536, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #3537, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3538, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3540, Inc.	UT	CS Holdco LLC	100
IA/ND	Fashion Bug #3544, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3545, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3547, Inc.	WA	CS Holdco LLC	100
D	Fashion Bug #3548, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug #3549, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #3551 of Ithaca, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3553, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3556, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug #3558, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3559, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3560, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #3561, Inc.	FL	CS Holdco LLC	100

IA/ND	Fashion Bug #3562, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3565, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3567, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug #3569, Inc.	AL	CS Holdco LLC	100
D	Fashion Bug #3570, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #3572, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3573, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #3574, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3575, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #3577, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #3579, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug #3580, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug #3581, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3583, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3585, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3587, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3588, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3589, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3591, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug #3592, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3593, Inc.	ID	CS Holdco LLC	100
IA/ND	Fashion Bug #3594, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #3595, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3596, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #3597, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3598, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3599, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3600, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3601, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3602, Inc.	NM	CS Holdco LLC	100
D	Fashion Bug #3603, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug #3604, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3605, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #3606, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3607, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3608, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3609, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3610, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3611, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #3612, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3613, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #3614, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3615 of Olean, Inc.	NY	CS Holdco LLC	100

D	Fashion Bug #3616, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3617, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #3619, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug #3621, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3622, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3623, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3624, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3625, Inc.	NC	CS Holdco LLC	100
D	Fashion Bug #3626, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #3627 of Amherst, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #3628, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3629, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #3630, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #3631, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3632, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #3634, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #3635, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #3637, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #3638, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #3639, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug #3640, Inc.	AZ	CS Holdco LLC	100
D	Fashion Bug #3641, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #3642, Inc.	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3643, LLC	PA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3644, LLC	WY	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3645, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3646, LLC	WA	CS Holdco II Inc.	100
D	Fashion Bug #3647, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3648, LLC	IN	FB Clothing, Inc.	100
IA/ND	Fashion Bug #3650, LLC	WI	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3651, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3652, LLC	KY	CS Holdco II Inc.	100
D	Fashion Bug #3653, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3654, LLC	TX	CS Holdco II Inc.	100
D	Fashion Bug #3655, LLC	TX	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3656, LLC	VA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3657 of Dunkirk, LLC	NY	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3658, LLC	PA	CS Holdco II Inc.	100

IA/ND	Fashion Bug #3659, LLC	ME	CS Holdco II Inc.	100
D	Fashion Bug #3661, LLC	WV	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3662, LLC	MI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3663, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3664, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3665, LLC	IA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3666, LLC	GA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3667, LLC	MN	CS Holdco II Inc.	100
D	Fashion Bug #3668, LLC	MI	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3670, LLC	OH	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3671, LLC	WI	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3672, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3673, LLC	NV	CS Holdco II Inc.	100
D	Fashion Bug #3674, LLC	AZ	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3676, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3677, LLC	MA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3678, LLC	IN	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3679, LLC	TX	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3680, LLC	SC	CS Holdco II Inc.	100
D	Fashion Bug #3682, LLC	VA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3683, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3684, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3685, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3686, LLC	WI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3687, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3688, LLC	IL	CS Holdco II Inc.	100
D	Fashion Bug #3689 of Johnstown, LLC	NY	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3691, LLC	NV	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3695, LLC	NC	CS Holdco II Inc.	100
D	Fashion Bug #3696, LLC	CO	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3698 of Newburgh, LLC	NY	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3699, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3700, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3701, LLC	PA	Fashion Bug Retail Companies LLC	100

D	Fashion Bug #3702, LLC	IL	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3703, LLC	WI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3704, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3705, LLC	IL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3706, LLC	IL	CS Holdco II Inc.	100
D	Fashion Bug #3707, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3708, LLC	AZ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3709, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3710, LLC	NJ	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3712, LLC	UT	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3713, LLC	NV	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3715, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3716, LLC	VA	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3718, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3719, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3720, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3722, LLC	MI	CS Holdco II Inc.	100
D	Fashion Bug #3723, LLC	IL	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3724, LLC	VA	CS Holdco II Inc.	100
D	Fashion Bug #3725, LLC	KY	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3726, LLC	WV	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3727, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3728, LLC	TX	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3729, LLC	FL	CS Holdco II Inc.	100
D	Fashion Bug #3730, LLC	FL	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3731, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3733, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3734, LLC	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3735, LLC	PA	CS Holdco II Inc.	100
D	Fashion Bug #3736, LLC	IL	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3737, LLC	NJ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3738, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3739, LLC	AZ	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3740, LLC	OH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3742, LLC	WI	CS Holdco II Inc.	100
D	Fashion Bug #3743, LLC	ME	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3744, LLC	NH	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3745, LLC	OH	CS Holdco II Inc.	100
D	Fashion Bug #3746, LLC	FL	CS Holdco II Inc.	100

D	Fashion Bug #3747, LLC	VA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3748, LLC	FL	CS Holdco II Inc.	100
D	Fashion Bug #3749, LLC	PA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3750, LLC	PA	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3751, LLC	TX	CS Holdco II Inc.	100
IA/ND	Fashion Bug #3753, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3754, LLC	AZ	CS Holdco II Inc.	100
D	Fashion Bug #3755, LLC	IL	Fashion Bug Retail Companies LLC	100
D	Fashion Bug #3758, LLC	MI	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #3759, LLC	VT	CS Holdco II Inc.	100
IA/ND	Fashion Bug #4002, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #4004, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #4006, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #4008, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #4010, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #4011, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #4012, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #4013, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #418, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #455, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #47, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug #471, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #508, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #519, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #520, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #527, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #538, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #545, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #548, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #560 of Gloversville, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #562, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #564, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #566, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #573, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #574 of Syracuse, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #575, Inc.	MN	CS Holdco LLC	100
D	Fashion Bug #576, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug #580, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #581, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #583, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #586, Inc.	NJ	CS Holdco LLC	100

D	Fashion Bug #593 of Selden, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #594, Inc.	KS	CS Holdco LLC	100
IA/ND	Fashion Bug #596, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #597, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug #601, Inc.	SC	CS Holdco LLC	100
IA/ND	Fashion Bug #602, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #607, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #612, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #614, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #615, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #617, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #622, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #627, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #636, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug #638, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #642, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #643, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #644, Inc.	GA	CS Holdco LLC	100
D	Fashion Bug #645, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #647, Inc.	ME	CS Holdco LLC	100
D	Fashion Bug #653, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug #654, Inc.	AL	CS Holdco LLC	100
IA/ND	Fashion Bug #656, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug #657, Inc.	MO	CS Holdco LLC	100
IA/ND	Fashion Bug #658, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #661, Inc.	WV	CS Holdco LLC	100
D	Fashion Bug #662, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #663, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #664, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug #667, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #670, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #673, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug #674, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #676 of Ozone Park, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #679 of Watertown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #681, Inc.	IN	CS Holdco II Inc.	100
D	Fashion Bug #687, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug #689, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #691, Inc.	MD	CS Holdco LLC	100
D	Fashion Bug #693, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #694, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #697, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #698, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug #719, Inc.	OH	CS Holdco LLC	100

D	Fashion Bug #720 of Oswego, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #721, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug #724, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug #727, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #729, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #732, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #733, Inc.	IN	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug #734 of Dunkirk, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #737, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #740, Inc.	WI	CS Holdco LLC	100
IA/ND	Fashion Bug #741, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #745, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #748, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #752, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #755, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug #756, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug #757 of Brockport, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug #758, Inc.	WI	CS Holdco LLC	100
D	Fashion Bug #759, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug #760 of Pine Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #762, Inc.	MO	CS Holdco LLC	100
D	Fashion Bug #766, Inc.	OH	CS Holdco LLC	100
IA/ND	FASHION BUG #767, INC.	WV	CS Holdco LLC	100
D	Fashion Bug #769, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug #771, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug #772 of Middletown, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug #773, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug #774, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug #775, Inc.	VT	CS Holdco LLC	100
IA/ND	Fashion Bug #776, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #778, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug #779, Inc.	KY	CS Holdco LLC	100
IA/ND	Fashion Bug #786, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug #787, Inc.	RI	CS Holdco LLC	100
IA/ND	Fashion Bug #788, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug #793, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #797, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug #799, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug #84 of Queens, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug 2793, Inc.	CA	CS Holdco LLC	100
D	Fashion Bug 3649, Inc.	CA	Fashion Bug Retail Companies LLC	100

IA/ND	Fashion Bug 3660, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3669, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3675, LLC	MO	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3690, LLC	MO	CS Holdco II Inc.	100
D	Fashion Bug 3692, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3693, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3694, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3697, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3711, Inc.	CA	CS Holdco II Inc.	100
D	Fashion Bug 3714, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3732, Inc.	CA	CS Holdco II Inc.	100
IA/ND	Fashion Bug 3732, LLC	CA	CS Holdco II Inc.	100
D	Fashion Bug 3741, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 3756, Inc.	CA	CS Holdco II Inc.	100
D	Fashion Bug 3757, Inc.	CA	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug 534, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug 768, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug of 640 Plaza, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of Allentown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Alpena, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Altoona, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Amherst, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Apple Valley Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Audubon, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Aurora, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Barberton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Belleville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bethlehem, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bolingbrook, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Bond, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Bordentown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Bridgeview, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Bristol, CT, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug of Bristol, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Brunswick, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of California, Inc.	CA	Charming Shoppes, Inc.	100

D	Fashion Bug of Cambridge, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cape May, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Charlottesville, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Chestertown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Chillicothe, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Clarion, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Clearview Mall, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Cleveland, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of College Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Cottman, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cranberry, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cromwell Field, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug of Culpepper, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Cuyahoga Falls, Inc.	NY	CS Holdco LLC	100
D	Fashion Bug of Danbury, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dearborn, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dekalb, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Des Plaines, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Devon, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dover Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Dunbar, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of East Hartford, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug of East Mansfield, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of East Park, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of East Side Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Edgewood, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Edwardsville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Eldersburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Elkton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Ellwood City, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Evansville, Inc.	IN	Charming Shoppes of Delaware, Inc.	100

IA/ND	Fashion Bug of Fairfield, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Fairmont, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Fall River, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Forest Plaza, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Frackville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Frankfort, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Franklin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Fredericksburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Freehold, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Front Royal, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Ft. Findlay, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Fullerton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Garfield Heights, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Gibbstown, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Glen Burnie, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Glen Ellyn, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Gorham, Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug of Hagerstown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Hamilton Square, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Hanover, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Harrisburg Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Hazleton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Highland Ridge, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Hinesville, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug of Holyoke, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Honesdale, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Howell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Huntington Plaza, Inc.	IN	CS Holdco II Inc.	100
IA/ND	Fashion Bug of Iroquois Manor, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Johnston, Inc.	RI	CS Holdco LLC	100
D	Fashion Bug of Joliet, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Kedzie, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Kent, Inc.	PA	CS Holdco LLC	100

IA/ND	Fashion Bug of Kutztown, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lakemore Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lansing, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of LaVale, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lebanon, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Ledgewood, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lewisburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lewiston, Inc.	ME	CS Holdco LLC	100
IA/ND	Fashion Bug of Logan, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Lorain, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug of Louisville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lower Burrell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lynchburg, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Lynn, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of MacDade, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Manahawkin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Manchester, N.H., Inc.	NH	CS Holdco LLC	100
IA/ND	Fashion Bug of Maple Heights, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Marquette, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Mason City, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug of Mayfair, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Merritt Island, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Middlesboro, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Midland Plaza, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Midway, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug of Monroe, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Monroeville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Montpelier, Inc.	VT	CS Holdco LLC	100
D	Fashion Bug of Morehead, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Mount Pleasant, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Mt. Clemens, Inc.	PA	CS Holdco LLC	100

D	Fashion Bug of N. Roanoke, Inc.	VA	CS Holdco LLC	100
IA/ND	Fashion Bug of Nashville, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of New Britain, Inc.	CT	CS Holdco LLC	100
D	Fashion Bug of New Holland, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of New Philadelphia, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North Adams, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North Brunswick, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of North East, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of North Point, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Norwell, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Norwin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Oil City, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Olean, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Paintsville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Palm Harbor, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Panama City, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug of Parkersburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Patchogue, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Pennsville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Peoria, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Phillipsburg, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Portsmouth, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Pottsville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Ravenswood, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Raynham, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Reisterstown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Revere, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Rising Sun, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Riverside Square, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug of Rivertowne Commons, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug of Rogers Plaza, Inc.	PA	CS Holdco LLC	100

IA/ND	Fashion Bug of Saginaw, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Salem, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Scranton Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Sharon, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Sharonville, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Somers Point, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of South Plainfield, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Speedway Shopping Center, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	Fashion Bug of St. Clair Shores, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug of Stratford, Inc.	CT	CS Holdco LLC	100
IA/ND	Fashion Bug of Struthers, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Sturgis, Inc.	MI	CS Holdco LLC	100
IA/ND	Fashion Bug of Taylor, Inc.	MI	CS Holdco LLC	100
D	Fashion Bug of Tech Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Thorndale, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Toms River, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Totowa, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug of Troy, Inc.	NY	CS Holdco LLC	100
IA/ND	Fashion Bug of Trumbull Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Tunkhannock, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Union, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Uniontown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of University Mall, Inc.	OH	CS Holdco LLC	100
D	Fashion Bug of University Plaza, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug of Valley Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Virginia Beach, Inc.	VA	CS Holdco LLC	100
D	Fashion Bug of Walnutport, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Warren Plaza, Inc.	OH	CS Holdco LLC	100
IA/ND	Fashion Bug of Warren, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Warrenton, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Waukegan, Inc.	IL	CS Holdco LLC	100
D	Fashion Bug of Waynesburg, Inc.	PA	CS Holdco LLC	100

D	Fashion Bug of Webster, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Weirton, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of West Frankfort, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of West Mifflin, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of West Springfield, Inc.	MA	CS Holdco LLC	100
IA/ND	Fashion Bug of Wharton Square, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Whitman Plaza, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamson, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamsport, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug of Williamstown, Inc.	NJ	CS Holdco LLC	100
D	Fashion Bug of Wilmington, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug of Woodbridge, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug of Youngstown, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8019, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #803, LLC	CO	CS Holdco II Inc.	100
IA/ND	Fashion Bug Plus #804, Inc.	OR	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8040, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8041, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8046, Inc.	KS	CS Holdco LLC	100
D	Fashion Bug Plus #8047, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug Plus #8048, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8049, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #805, LLC	IA	CS Holdco II Inc.	100
IA/ND	Fashion Bug Plus #8051, Inc.	CA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8057, Inc.	NJ	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8058, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8059, Inc.	CO	CS Holdco LLC	100
D	Fashion Bug Plus #8060, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug Plus #8062, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8066, Inc.	OR	CS Holdco LLC	100
D	Fashion Bug Plus #8067, Inc.	TN	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8069, Inc.	TX	CS Holdco LLC	100
D	Fashion Bug Plus #807, LLC	OK	Fashion Bug Retail Companies LLC	100
IA/ND	Fashion Bug Plus #8072, Inc.	TX	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8073, Inc.	MT	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8074, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8077, Inc.	KY	CS Holdco LLC	100
D	Fashion Bug Plus #8078, Inc.	CA	CS Holdco LLC	100

IA/ND	Fashion Bug Plus #8079, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #8080, Inc.	FL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #863, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	Fashion Bug Plus #904, Inc.	FL	CS Holdco LLC	100
D	Fashion Bug Plus #932, Inc.	KY	CS Holdco LLC	100
IA/ND	FASHION BUG PLUS #962, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #966, Inc.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #970, Inc.	GA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #981, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #985, Inc.	MN	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #987, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus #991, Inc.	IA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Baltimore, Inc.	MD	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Essexville, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Frederick, Inc.	PA	CS Holdco LLC	100
D	Fashion Bug Plus of Mount Greenwood, Inc.	IL	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Northwest Plaza, Inc.	PA	CS Holdco LLC	100
IA/ND	FASHION BUG PLUS OF ST. ALBANS, INC.	WV	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Turfland Mall, Inc.	PA	CS Holdco LLC	100
IA/ND	Fashion Bug Plus of Worchester, Inc.	MA	CS Holdco LLC	100
D	Fashion Bug Retail Companies LLC	DE	CS Holdco II Inc.	100
IA/ND	Fashion Service Fulfillment Corporation	DE	Fashion Service LLC	100
D	Fashion Service LLC	DE	CS Holdco LLC	100
D	FB Apparel, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
IA/ND	FB Distro Distribution Center, LLC	DE	FB Distro, Inc.	100
IA/ND	FB Distro SM, Inc.	IN	Charming Shoppes, Inc.	100
D	FB Distro, Inc.	IN	Charming Shoppes of Delaware, Inc.	100
D	FBGC, Inc.	OH	CS Holdco LLC	100
D	Figi’s Business Services, Inc.	WI	Figi’s, Inc.	100
D	Figi’s Gift Box, Inc.	WI	Figi’s, Inc.	100
D	Figi’s Gifts, Inc.	WI	Figi’s, Inc.	100
D	Figi’s, Inc.	WI	Crosstown Traders, Inc.	100
D	FSHC, Inc.	DE	Charming Shoppes, Inc.	100
D	Home Etc, Inc.	DE	Chestnut Acquisition Sub, Inc.	100

F	Huambo Limited	Hong Kong	Kirkstone Company Ltd.	100
D	Kafco Development Co., Inc.	PA	Charming Shoppes, Inc.	100
F	Kirkstone Company Limited	Hong Kong	FSHC, Inc.	100
F	Kirkstone India Private Limited	India	Kirkstone Company Ltd.	100
F	KS Investments Ltd.	Bermuda	Kirkstone Company Ltd.	100
IA/ND	Lane Bryant #4500, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4501, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4502, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4503, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4504, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4505, LLC	DC	Lane Bryant, Inc.	100
D	Lane Bryant #4506, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4507, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4508, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4509, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4511, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4512, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4513, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4515, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4516, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4517, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4518, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4519, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4520, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4522, Inc.	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4524, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4525, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #4526, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4527, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4528, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4529, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4530, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4531, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4533, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4534, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4535, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4537, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4538, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4539, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4540, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4541, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4542, LLC	TX	Lane Bryant, Inc.	100

D	Lane Bryant #4543, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4544, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4545, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4546, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #4547, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4548, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4550, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4551, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4552, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4554, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4555, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4556, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4557, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4558, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4559, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #4560, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4561, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4562, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4563, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4564, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4565, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4566, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4567, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4568, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4569, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4570, LLC	NE	Lane Bryant, Inc.	100
D	Lane Bryant #4571, LLC	ND	Lane Bryant, Inc.	100
D	Lane Bryant #4572, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #4573, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4574, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4575, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4579, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4580, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4581, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4582, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4583, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4584, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4585, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4586, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4594, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4596, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4599, LLC	AL	Lane Bryant, Inc.	100

D	Lane Bryant #4600, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4610, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #4612, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4615, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4616, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4617, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4618, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4620 of Saratoga County, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4622, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4627, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4629, LLC	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4631, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4633, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4634, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4638, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4641, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4642, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4643, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #4646 of Horseheads, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4647, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4652, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4654, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4655, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4656, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4657, LLC	AZ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4658, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4662, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4663, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4664, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #4665, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4666, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4670, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4673, LLC	OK	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4674, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #4676, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #4677, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4680, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #4685, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4686, LLC	CT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4687, LLC	SD	Lane Bryant, Inc.	100
D	Lane Bryant #4691, LLC	FL	Lane Bryant, Inc.	100

D	Lane Bryant #4693, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4694, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4695, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4696, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4697, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4698, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4699, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4700, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4703, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4704, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4705, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4706, LLC	LA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4708, LLC	MT	Lane Bryant, Inc.	100
D	Lane Bryant #4709, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #4710, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4711, LLC	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4712, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4713, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4714, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4715, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4717, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4718, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4719, LLC	TN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4721, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4722, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4725, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4726, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4727, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4728, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4729, LLC	DE	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4730, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #4731, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #4732, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4733, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4734, INC.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4736, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4737, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4738, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #4741, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4742, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4743, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4744, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4745, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #4746, LLC	IL	Lane Bryant, Inc.	100

D	Lane Bryant #4747, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4748, LLC	RI	Lane Bryant, Inc.	100
D	Lane Bryant #4749, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4750, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #4751, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4752, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #4753, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4754, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4755, LLC	ND	Lane Bryant, Inc.	100
D	Lane Bryant #4756, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #4758, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #4759, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4760, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant #4761, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4762, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4763, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4764, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #4765, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4767, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #4768, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4769, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #4770, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #4771, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #4772, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #4773, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4774, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4775, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4776, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4777, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #4778, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4779, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4780, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #4781, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #4782, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #4783, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #4793, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #4794, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #4795, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #4796 of Pelham Manor, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4797, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #4798, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #4801, LLC	IN	Lane Bryant, Inc.	100

D	Lane Bryant #4802, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #4803, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #4805, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4806, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4807, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #4808 of Westbury, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #4810, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #4811, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #4812, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6001, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6004, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6005, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6006, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6007, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6008, Inc.	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6010, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant #6012, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6013, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6017, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6019, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6021, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6028 of Elmhurst, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6032, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6039, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6041, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6046, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6051, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6053, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6059, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6065, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6075, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6077, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6078, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6081, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6083, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6084, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6088 of Cortlandt, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6097, LLC	IN	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6102, LLC	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6114, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #6116, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6118, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6120, Inc.	ND	Lane Bryant, Inc.	100

D	Lane Bryant #6126, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6147 of Victor, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6149, Inc.	MI	Charming Shoppes, Inc.	100
D	Lane Bryant #6154, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6155, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6157, Inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6158, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6163, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6166, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6170, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6177, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6178, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #6179, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6181, Inc.	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6183, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6185, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6188, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6192, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6196, Inc.	MS	Lane Bryant, Inc.	100
D	Lane Bryant #6202, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6205, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6209, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #6211, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6213, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6215, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6218, Inc.	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6219, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6222, LLC	OR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6226, Inc.	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6227, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6228, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6230, Inc.	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6231, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6234, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6238, Inc.	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6243, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6245, Inc.	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6248, Inc.	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6249, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6251, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6257 of Staten Island, LLC	NY	Lane Bryant, Inc.	100

D	Lane Bryant #6260, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6264, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6271, Inc.	NV	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6275, Inc.	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6278, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6280 of Levittown, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6282, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6288, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6290, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6291, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6294, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6295, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6298, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6300, Inc.	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6301, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6302, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6315 of Bayshore, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6321, LLC	NV	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6329, Inc.	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6331, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6336, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6341, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6342, Inc.	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6344, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6345, LLC	DE	Lane Bryant, Inc.	100
D	Lane Bryant #6350, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6353, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6355, LLC	MS	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6358, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6365, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6366, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6369, Inc.	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6371, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6372, Inc.	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6373 of Shirley, Inc.	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6374, Inc.	ME	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6384, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6385, Inc.	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6388, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6389 of New York, LLC	NY	Lane Bryant, Inc.	100

D	Lane Bryant #6390, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6392, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6397, Inc.	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6399, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6401, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100
IA/ND	Lane Bryant #6402, Inc.	KY	Charming Shoppes, Inc.	100
D	Lane Bryant #6404, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6406, Inc.	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6407, Inc.	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6409, Inc.	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6417, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6419, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6420, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6421, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6428, LLC	MD	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6431, Inc.	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6432, inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6433, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6435, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6436, Inc.	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6440, Inc.	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6442, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6446, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6456, Inc.	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6457 of Buffalo, Inc.	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6458, Inc.	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6461, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6464, Inc.	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6466, Inc.	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6469, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6470, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6474, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6478, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6479, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6480, Inc.	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6481, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6484, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6485, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6490, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant #6491, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6494, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6498, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6499, LLC	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6503, Inc.	PA	Lane Bryant of Pennsylvania, Inc.	100

IA/ND	Lane Bryant #6510, Inc.	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6521, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6522, LLC	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6531, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6534, Inc.	CO	CS Holdco LLC	100
D	Lane Bryant #6537, LLC	CT	Lane Bryant, Inc.	100
D	Lane Bryant #6540, Inc.	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6541, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #6542, Inc.	UT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6545, Inc.	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6557, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant #6558, Inc.	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6560, Inc.	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6561, Inc.	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6563 of New Hartford, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6565, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant #6566, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6570, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6572, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6577, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6581, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6582, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6586, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6587, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant #6588, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6603, LLC	OR	Lane Bryant, Inc.	100
D	Lane Bryant #6606, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6615, LLC	NH	Lane Bryant, Inc.	100
D	Lane Bryant #6617, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6622, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6623, Inc.	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6637, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6644, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6646, LLC	WA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6649, Inc.	TX	Charming Shoppes, Inc.	100
D	Lane Bryant #6651, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6652, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6654, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6655, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6657, LLC	ME	Lane Bryant, Inc.	100
D	Lane Bryant #6658, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6659, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant #6666 of Poughkeepsie, LLC	NY	Lane Bryant, Inc.	100

D	Lane bryant #6668, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6671, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6674, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6679, LLC	WV	Lane Bryant, Inc.	100
D	Lane Bryant #6680, LLC	NE	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6681, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6682, LLC	UT	Lane Bryant, Inc.	100
D	Lane bryant #6685, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6686, LLC	KY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6689 of Clifton Park, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6690, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6692, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6693, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6696, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6699, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6703, LLC	PA	Lane Bryant, Inc.	100
D	Lane Bryant #6704, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6708, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6709, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6710, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6711, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6713, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6719, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6721, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6725, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6729, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6740, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant #6741, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6743, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6745, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6746, Inc.	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6750 of East Northport, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6755, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6756, LLC	AR	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6758, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6759, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6760, LLC	NJ	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6762 of Queens, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6763, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6765, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant #6766, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6767, LLC	TN	Lane Bryant, Inc.	100

D	Lane Bryant #6771, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant #6772, LLC	ID	Lane Bryant, Inc.	100
D	Lane Bryant #6773, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6778, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant #6782, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6784, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant #6786, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6788, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6792 of Brooklyn, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6794, Inc.	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6796, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6803, Inc.	PA	Charming Shoppes, Inc.	100
D	Lane Bryant #6804, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6808, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6809, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6812, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6816, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6817 of Buffalo, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6823, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6828 of Middletown, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6830, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6832, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant #6833, LLC	NC	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6836, Inc.	WI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6850, Inc.	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6853, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant #6854, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6856, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6859, Inc.	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6862, Inc.	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6864, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6873, Inc.	MA	Charming Shoppes, Inc.	100
D	Lane Bryant #6875, LLC	CT	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6877, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6879, LLC	NV	Lane Bryant, Inc.	100
D	Lane Bryant #6882, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6883, LLC	AZ	Lane Bryant, Inc.	100
D	Lane Bryant #6891, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant #6892, LLC	MS	Lane Bryant, Inc.	100
D	Lane Bryant #6895, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6896, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6898, LLC	NV	CSGC, Inc.	100

D	Lane Bryant #6899, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant #6901, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6905, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant #6907, Inc.	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6909, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant #6910 of Bayside, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6915, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant #6916, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant #6917, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6931, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant #6933, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6936, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant #6937, LLC	UT	Lane Bryant, Inc.	100
D	Lane Bryant #6939, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant #6943, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6945 of Henrietta, LLC	NY	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6948, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6955, LLC	KY	Lane Bryant, Inc.	100
D	Lane Bryant #6957, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant #6960, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant #6962 of Valley Stream, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant #6968, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant #6974, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant #6979, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant 4510, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4521, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4523, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4532, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4536, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4549, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4553, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 4577, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4578, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4679, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 4682, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4688, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4723, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4740, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4766, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4800, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 4804, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6038, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6042, Inc.	CA	Lane Bryant, Inc.	100

D	Lane Bryant 6044, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6045, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6064, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6067, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6122, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6130, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6134, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6161, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6198, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6261, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6265, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6310, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6318, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6319, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6324, Inc.	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6328, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6330, Inc.	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6370, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6391, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6394, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6396, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6398, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6405, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6496, LLC	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6520, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6525, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6529, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6543, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6547, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6559, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6575, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6616, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6618, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6625, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6642, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6662, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6684, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant 6688, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6701, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6722, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6785, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6789, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6861, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6878, LLC	MO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant 6889, Inc.	CA	Lane Bryant, Inc.	100

D	Lane Bryant 6894, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6918, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6919, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6927, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant 6966, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant of Pennsylvania, Inc.	PA	Lane Bryant, Inc.	100
D	Lane Bryant Outlet #4101 of Waterloo, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4104, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4105, LLC	CO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4107, LLC	MA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4108, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4109, LLC	LA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4112, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4113, LLC	PA	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4114/Petite Sophisticate Outlet, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4115, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4116, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4120 of Lake George, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4121, LLC	FL	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4122/Petite Sophisticate Outlet, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4123, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4124, LLC	KS	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4127, LLC	VT	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4129, LLC	OR	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4131, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4132, LLC	TN	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4133/Petite Sophisticate Outlet, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4136, LLC	SC	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet #4137, LLC	NH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4138, LLC	IA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4139, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4141, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4142, LLC	OH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4143, LLC	IN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4145, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4146, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4148, LLC	MS	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4149, LLC	LA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4150, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4151, LLC	AL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4153, LLC	TN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4155, LLC	AL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4156, LLC	OK	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4157/Petite Sophisticate Outlet, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4158 of Deer Park, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4159, LLC	VT	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4161, LLC	ID	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4162, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4163 of Olean, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4165, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4168, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4171, LLC	IL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4172 of Dunkirk, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4173, LLC	IL	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet #4174, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4175, LLC	SC	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4179, LLC	NV	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4180, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4182, LLC	NJ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4183, LLC	NH	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4184, LLC	IN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4185, LLC	OR	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4186, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4190, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4191, LLC	AZ	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4192, LLC	WI	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4193, LLC	VA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4196, LLC	FL	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4239 of Riverhead, LLC	NY	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4240, LLC	GA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4254, LLC	NC	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4272, LLC	TN	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4279, Inc.	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4320, LLC	TX	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4322, LLC	NC	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet #4342, LLC	NE	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet #4343, LLC	MI	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4106, Inc.	CA	Outlet Division Store Co., Inc.	100
IA/ND	Lane Bryant Outlet 4124, LLC	MO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4164, LLC	MO	Outlet Division Store Co., Inc.	100

D	Lane Bryant Outlet 4189, LLC	MO	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4237, Inc.	CA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Outlet 4324, Inc.	CA	Outlet Division Store Co., Inc.	100
D	Lane Bryant Purchasing Corp.	OH	Lane Bryant, Inc.	100
IA/ND	Lane Bryant Woman Catalog, Inc.	DE	Chestnut Acquisition Sub, Inc.	100
D	Lane Bryant, Inc.	DE	Charming Shoppes, Inc.	100
D	Lane Bryant/Cacique #4576, LLC	MA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4588, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4589, LLC	AR	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4590, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4591, LLC	VA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4592 of Vestal, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4593, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4595, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4597, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4598, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4601, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4602, LLC	CO	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4603, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4605, LLC	NC	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4606, LLC	OK	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4607, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4608, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4609, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4613, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4614, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4621, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4623, LLC	AL	Lane Bryant, Inc.	100

IA/ND	Lane Bryant/Cacique #4624, LLC	AL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4625, LLC	FL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4626, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant/Cacique #4630, LLC	WA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4632, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4635, LLC	IL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4637, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4640, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4644, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4645, LLC	NJ	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4648, LLC	MI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4650, LLC	TX	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4651, LLC	MA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4653, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4659, LLC	SC	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4660, LLC	GA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4661, LLC	TN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4667, LLC	OK	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4668, LLC	LA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4669, LLC	KS	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4671, LLC	MD	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4672, LLC	MI	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4675, LLC	CO	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4678, LLC	IL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4681, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4683, LLC	MI	Lane Bryant, Inc.	100

D	Lane Bryant/Cacique #4692, LLC	TX	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4701, LLC	WI	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4702, LLC	GA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #4707, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4720, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #4724, LLC	MN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6203, LLC	IN	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6304 of Albany, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6354, LLC	FL	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6375, LLC	IA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6387, LLC	NM	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6518, LLC	AL	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #6553, LLC	PA	Lane Bryant of Pennsylvania, Inc.	100
D	Lane Bryant/Cacique #6579, LLC	VA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique #6944, LLC	LA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6948, LLC	OH	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique #6963 of West Nyack, LLC	NY	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4604, LLC	MO	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4619, Inc.	CA	Lane Bryant, Inc.	100
IA/ND	Lane Bryant/Cacique 4628, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4636, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4649, Inc.	CA	Lane Bryant, Inc.	100
D	Lane Bryant/Cacique 4689, Inc.	CA	Lane Bryant, Inc.	100
D	LB International Licensing, Inc.	DE	Lane Bryant Purchasing Corp.	100
F	LB International Sales Limited	Hong Kong	FSHC, Inc.	100
D	LOS #8257, LLC	AZ	Chestnut Acquisition Sub, Inc.	100
IA/ND	Macomb #2619 Development Co., Inc.	IL	Kafco Development Co., Inc.	100

IA/ND	Modern Woman #6002, Inc.	DE	Catherines Woman Delaware, Inc.	100
D	Modern Woman Holdings, Inc.	DE	CSD Acquisition Corp.	100
D	Modern Woman Specialty, Inc.	CA	Modern Woman Holdings, Inc.	100
D	Outlet Division Management Co., Inc.	DE	Charming Shoppes, Inc.	100
D	Outlet Division Store Co., Inc.	DE	Outlet Division Management Co., Inc.	100
IA/ND	Petite Sophisticate #7301, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7302, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7303, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7304, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7305, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7306, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7307, LLC	VA	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7308, LLC	MD	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7309, LLC	VA	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7310, LLC	TX	Petite Sophisticate, Inc.	100
IA/ND	Petite Sophisticate #7311, LLC	TX	Petite Sophisticate, Inc.	100
D	Petite Sophisticate Management Co., Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Petite Sophisticate Outlet #4408, LLC	TX	Outlet Division Store Co., Inc.	100
D	Petite Sophisticate, Inc.	DE	Petite Sophisticate Management Co., Inc.	100
IA/ND	Price Appeal #5001 of Staten Island, Inc.	NY	Catherines, Inc.[2]	100
D	PSTM, Inc.	DE	Charming Shoppes, Inc.	100
IA/ND	Rolla #2685 Development Co., Inc.	MO	Kafco Development Co., Inc.	100
F	Saddle Sound Company Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	San Angelo #2973 Development Co., Inc.	TX	Kafco Development Co., Inc.	100

[2]

The Acquired Company has been unable to obtain definitive confirmation with respect to the direct owner of Price Appeal #5001 of Staten Island, Inc. To the Acquired Company’s best knowledge, Catherines Inc. is the direct owner of such subsidiary. The Acquired Company is the indirect owner of 100% of the equity interest in such subsidiary. Price Appeal #5001 of Staten Island, Inc. conducts no operations and owns no assets.

D	Shoetrader, Inc.	PA	Chestnut Acquisition Sub, Inc.	100
D	Sierra Nevada Factoring, Inc.	NV	Lane Bryant, Inc.	100
D	Sonsi, Inc.	DE	Charming Shoppes, Inc.	100
D	Spirit of America, Inc.	DE	Fashion Service LLC	100
IA/ND	The Answer #5461, Inc.	VA	Catherines, Inc.	100
IA/ND	The Answer #5469, Inc	TN	Catherines, Inc.	100
IA/ND	The Answer #5542, Inc.	VA	Catherines, Inc.	100
IA/ND	The Answer #5640, Inc.	GA	Catherines, Inc.	100
F	Trimoland Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	Victoria #2972 Development Co., Inc.	TX	Kafco Development Co., Inc.	100
IA/ND	White Marsh Distribution, LLC	MD	Charming Shoppes of Delaware, Inc.	100
D	Winks Lane, Inc.	PA	Charming Shoppes, Inc.	100
F	Yardarm Trading Limited	Hong Kong	Kirkstone Company Ltd.	100
IA/ND	Yucca #2524 Development Co., Inc.	CA	Kafco Development Co., Inc.	100
JV	Zafu, Inc.	DE	Charming Shoppes, Inc.	9.9

Schedule 3.13

Insurance

Company:

COVERAGE	CURRENT CARRIER	CURRENT BROKER	EXPIRATION	CURRENT LIMIT / VALUE
PROPERTY incl B & M	ZURICH AMERICAN	AJG	8/1/12	275MM / 2,091,234,904 property values
OCEAN CARGO	AGSC MARINE INS.	HYLANT	11/1/12	15MM / 3,100,000,000 sales
PENSION BOND (dressbarn inc.)	EXECUTIVE RISK	ARC	1/20/13	1MM
PENSION BOND (Tween)	TRAVELERS	HYLANT	11/25/12	500,000
GENERAL LIABILITY	LIBERTY MUTUAL	USI NORTHEAST	8/1/12	1MM / 3,100,000,000 sales
GENERAL LIABILITY (CANADA)	LIBERTY INTERNATIONAL CANADA	JONES BROWN	8/1/12	992,214 CAN $
AUTO ALL STATES	LIBERTY MUTUAL	USI NORTHEAST	8/1/12	1MM / 228 vehicles
UMBRELLA	CONTINENTAL CASUALTY	USI NORTHEAST	8/1/12	25,000,000
EXCESS UMBRELLA	NATIONAL SURETY	USI NORTHEAST	8/1/12	50,000,000 XS 25,000,000 TOTAL LIMITS BETWEEN UMBRELLA AND EXCESS - $75MM
EXCESS UMBRELLA	FEDERAL INSURANCE CO.	USI NORTHEAST	8/1/12	25,000,000 XS 75,000,000 TOTAL LIMITS BETWEEN UMBRELLA AND BOTH EXCESS - $100MM
WORKERS COMPENSATION ALL STATES	SAFETY NATIONAL CASUALTY CORP.	MARSH	8/1/12	STATUTORY / 420,523,819 payroll

WORKERS COMPENSATION CANADA	ONTARIO WORKPLACE SAFETY & INSURANCE BOARD	DIRECT	1/1/13	STATUTORY
WORKERS COMPENSATION PUERTO RICO	PUERTO RICO INSURANCE BOARD	DIRECT	6/30/12	STATUTORY
DIRECTORS & OFFICERS	FEDERAL	ARC	5/31/13	10,000,000
EXCESS DIRECTORS & OFFICERS	ZURICH AMERICAN	ARC	5/31/13	10,000,000 XS 10,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $20MM
EXCESS DIRECTORS & OFFICERS	ILLINOIS NATIONAL	ARC	5/31/13	10,000,000 XS 20,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $30MM
EXCESS DIRECTORS & OFFICERS	FEDERAL	ARC	5/31/13	10,000,000 XS 30,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $40MM
EXCESS DIRECTORS & OFFICERS	STARR INDEMNITY AND LIABILITY	ARC	5/31/13	10,000,000 XS 40,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $50MM
EXCESS DIRECTORS & OFFICERS	ALLIED WORLD ASSURANCE	ARC	5/31/13	10,000,000 XS 50,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $60MM
EXCESS DIRECTORS & OFFICERS (SIDE A COVERAGE)	WESTCHESTER FIRE INSURANCE	ARC	5/31/13	10,000,000 XS 60,000,000 TOTAL LIMITS BETWEEN DIRECTORS & OFFICERS AND EXCESS - $70MM

FIDUCIARY	EXECUTIVE RISK	ARC	7/29/12	10,000,000
STORAGE TAKE LIABILITY (933 INSPIRATION LLC-MAHWAH, NJ)	ACE AMERICAN	RISK STRATEGIES	5/10/13	5,000,000
MEDIA, INTELLECTUAL PROPERTY & NETWORK SECURITY LIABILITY	LLOYDS, BRIT, KILN, BARBICAN	HYLANT	10/1/12	10,000,000

Acquired Company:

COVERAGE	CURRENT CARRIER	CURRENT BROKER	EXPIRATION	CURRENT LIMIT /VALUE
PROPERTY INCL B & M	TRAVELER’S PROPERTY & CASUALTY COMPANY ZURICH AMERICAN	WILLIS	3/1/2013	200MM /1,615,519,896 Property Values
CARGO MARINE	STARR INDEMNITY & LIABILITY CO.	ARTHUR J. GALLAGHER	3/1/2013	20MM Sales: /1,970,447,000
GENERAL LIABILITY	CNA	ECBM	5/1/2013	750,000 per occ 250,000 retention Sales: 1,970,447,000
COMMERCIAL AUTO	CNA	ECBM	5/1/2013	1MM 196 vehicles
UMBRELLA 1ST LAYER	ZURICH	ECBM	5/1/2013	25,000,000
EXCESS 2ND LAYER	CNA	ECBM	5/1/2013	25,000,000 XS 25,000,000
EXCESS 3RD LAYER	OHIO CASUALTY	ECBM	5/1/2013	25,000,000 XS 50,000,000
EXCESS 4TH LAYER	CHUBB	ECBM	5/1/2013	25,000,000 XS 75,000,000
WORKER’S COMPENSATION – ALL STATES EXCEPT CA, OR, WI	CNA	ECBM	5/1/2013	Statutory Payroll: 274,004,223

WORKER’S COMPENSATION – CA ONLY	CNA	ECBM	5/1/2013	Statutory Payroll: 21,829,634
WORKER’S COMPENSATION – OR/WI	CNA	ECBM	5/1/2013	Statutory Payroll: 26,546,545
EXCESS WC – OH	SAFETY NATIONAL	ECBM	10/1/2012	25,000,000
INTERNATIONAL LIABILITY	ACE	ECBM	5/1/2013	1,000,000
POLLUTION (UNDER GROUND STORAGE TANK)	ZURICH	ECBM	10/18/2012	1,000,000
PRODUCT CONTAMINATION	CHARTIS	ECBM	5/10/2013	2,000,000
DIRECTORS/ OFFICERS	CHUBB	MARSH	4/1/2013	15,000,000
EXCESS D/O	CHARTIS	MARSH	4/1/2013	10,000,000 xs 15,000,000
EXCESS D/O	ALLIED WORLD	MARSH	4/1/2013	10,000,000 xs 25,000,000
EXCESS D/O	ACE	MARSH	4/1/2013	10,000,000 xs 35,000,000
EXCESS D/O	TRAVELERS	MARSH	4/1/2013	5,000,000 xs 45,000,000
SIDE A	CHUBB	MARSH	4/1/2013	10,000,000 xs 50,000,000
FIDUCIARY	CHUBB	MARSH	4/1/2013	10,000,000
EMPLOYED LAWYERS	CHUBB	MARSH	4/1/2013	2,000,000
PRIVACY NETWORK LIABILITY	ACE	MARSH	1/1/2013	10,000,000

Schedule 6.01

Existing Indebtedness

Company:

None.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation.

3.	Master Vehicle Lease Agreement dated June 9, 2009 between Lease Plan U.S.A., Inc. and Charming Shoppes of Delaware, Inc.

Schedule 6.02

Existing Liens

Company:

1.	Financing statement filed on April 9, 2012, file number 0002869831, against The Dress Barn, Inc. in favor of Canon Financial Services against all equipment now or hereafter leased, sold or financed by Canon Financial Services.

2.	Financing statement filed September 8, 2008, file number OH00129407147, against Tween Brands Service Co. in favor of IBM Corporation.

3.	Financing statement filed February 4, 2008, file number OH00123508327, against Tween Brands Service Co. in favor of IBM Credit LLC.

4.	Financing statement filed on July 25, 2001, file number 10725064, (continued multiple times) against Maurices Incorporated in favor of World Financial Network National Bank.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Financing statement filed , file number , against FB Distro Distribution Center, LLC in favor of BankAtlantic Commercial Mortgage Capital, LLC against all property and fixtures.[3]

3.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation

4.	Financing statement filed on October 24, 2002, file number 0000000181134240, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

5.	Financing statement filed on October 24, 2002, file number 0000000181134245, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

[3]	This financing statement was created in connection with the mortgage in favor of BankAtlantic Commercial Capital, LLC against FB Distro Distribution Center, LLC’s real property. The Acquired Company is unsure if this financing statement was filed. A UCC search did not return any results.

6.	Financing statement filed on June 16, 2011, file number 000000018142315, against White Marsh Distribution, LLC in favor of Kansas City Life Insurance Co against all property and fixtures (and all continuation filings).

7.	Master Lease Agreement No. 4381400 dated April 16, 2005 between General Electric Capital Corporation and Charming Shoppes of Delaware, Inc.

8.	Term Lease Master Agreement No. 1606800 between IBM Credit Corporation and Charming Shoppes of Delaware, Inc.

9.	Master Vehicle Lease Agreement dated June 9, 2009 between Lease Plan U.S.A., Inc. and Charming Shoppes of Delaware, Inc.

10.	Master Agreement (No. 1018444) dated June 12, 2009 between IKON Financial Services and Charming Shoppes of Delaware, Inc.

11.	Tax Lien filed on March 5, 1998, file number 01006992, against Fashion Bug #2529, Inc. by the Arizona Department of Revenue against all property for the original claim amount of $5,008.25.

12.	Financing statement filed on August 18, 2006, file number 62896546, against Charming Shoppes Seller, Inc. in favor of Clipper Receivables Company, LLC against all receivables and proceeds thereof.

13.	Financing statement filed on August 18, 2006, file number 62896579 against Charming Shoppes Street, Inc. in favor of Clipper Receivables Company, LLC against all Pool Receivables and proceeds thereof.

14.	Financing statement filed on August 18, 2006, file number 62896611, against Charming Shoppes Street, Inc. in favor of State Street Global Markets, LLC, as Administrator for Clipper Receivables Company, LLC against all Pool Receivables and proceeds thereof.

15.	Tax Lien filed on September 19, 2004, file number 007502-00086, against Lane Bryant, Inc. in favor of the Commonwealth of Pennsylvania Department of Revenue against all property and real property for the original claim amount of $14,227.70.

16.	Financing statement filed April 3, 2007, file number 2012021504050, (continued February 15, 2012) against Charming Shoppes of Delaware, Inc. in favor of Delage Landen Financial Services, Inc.

17.

Financing Statements, file number 9740408 filed on November 26, 1997, file number 22463408 filed on October 1, 2002, file number 22863235 filed on November 14, 2002, file number 20093510853 filed on November 2, 2008 and file number 20100893713 filed on March 16, 2010 and continued against Charming Shoppes Receivables Corp. and WFN Credit Company, LLC (additional Debtor) in favor of

US Bank National Association, as Trustee and amendments adding WFN Credit Company, LLC and World Financial Network Credit Card Master Trust II (additional secured parties) against Receivables and fund deposited in certain accounts.

18.	Financing Statement filed on 09/01/1995, file number 9525060748, against Fashion Bug #2679, Inc. in favor of C.S.A.C., Inc.

Schedule 6.04

Existing Investments

Company:

1.	The Dress Barn, Inc. owns 15% of the fully diluted equity of Jule, Inc., a Delaware corporation, which is represented by 171,916 shares of common stock.

2.	The Dress Barn, Inc.’s Investment in Nina McLemore, Inc., a Delaware corporation:

a.	Purchased 40,000 shares for a price of $400,000 on or about September 15, 2004.

b.	Purchased 15,105 shares for a price of $151,052 on August 17, 2005.

c.	Purchased 20,000 shares of Series B Convertible Preferred Stock for $200,000 ($10/share) on January 2, 2008.

Acquired Company:

1.	Guaranty dated October 6, 2004 by Charming Shoppes, Inc. for the benefit of BankAtlantic Commercial Mortgage Capital, LLC guarantying the payment and performance obligations of FB Distro Distribution Center, LLC under the Mortgage, Assignment of Leases and Rent and Security Agreement dated as of October 6, 2004.

2.	Guaranty given by Charming Shoppes of Delaware, Inc. to Parametric Technology Corporation of the payment obligations of Kirkstone Co., Ltd. under the Pricing Agreement dated June 15, 2010.

3.	Charming Shoppes, Inc. owns 439,510 shares of the Common Stock of Zafu, Inc., a Delaware corporation with its principal place of business at 12 Celeste Court, Novato, California 94947, representing 9.9% of the ownership interests therein.

4.	The Note Hedge Transaction and Warrant Transaction in connection with the 1.125% Senior Convertible Notes due 2014.

5.	Rabbi Trust with regard to the Charming Shoppes Variable Deferred Compensation Plan for Executives and the the Charming Shoppes, Inc. Non-Employee Directors Compensation Plan, and life insurance policies backing the Rabbi Trust.

6.	Charming Shoppes of Delaware, Inc. owns 4 shares of Ascena Retail Group Inc. (Nasdaq Symbol: ASNA).

7.	Charming Shoppes of Delaware, Inc. owns 4 shares of Toys “R” Us Inc.

8.	Charming Shoppes of Delaware, Inc. owns 144 shares of Limited Brands, Inc. (NYSE Symbol: LTD).

9.	Equity investments in Subsidiaries and joint ventures as set forth on Schedule 3.12 on the date hereof.

10.	See list of Promissory Notes issued by non-Loan Parties to Loan Parties below:

ISSUED BY	ISSUED TO	Store No.	TOTAL
Catherines #5111, Inc.	Catherines C.S.A.C., Inc.	5111	206,300.00
Catherines #5144, Inc.	Catherines C.S.A.C., Inc	5144	228,700.00
Catherines #5163, LLC	Catherines C.S.A.C., Inc.	5163	85,400.00
Catherines #5186, Inc.	Catherines C.S.A.C., Inc.	5186	243,292.61
Catherines #5395, Inc.	Catherines C.S.A.C., Inc.	5395	321,618.79
Catherines #5404, Inc.	Catherines C.S.A.C., Inc.	5404	168,200.00
Catherines #5649, Inc.	Catherines C.S.A.C., Inc.	5649	152,700.00
Catherines #5843, Inc.	Catherines C.S.A.C., Inc.	5843	216,837.97
Catherines #5846, Inc.	Catherines C.S.A.C., Inc.	5846	219,485.17
Catherines #5850 of Syracuse, Inc.	Catherines C.S.A.C., Inc.	5850	235,075.69
Catherines #5851, Inc.	Catherines C.S.A.C., Inc.	5851	222,311.63
Catherines #5862, Inc.	Catherines C.S.A.C., Inc.	5862	181,962.23
Catherines #5869 of Rotterdam, Inc.	Catherines C.S.A.C., Inc.	5869	185,085.68
Catherines #5888, Inc.	Catherines C.S.A.C., Inc.	5888	257,062.25
Catherines #5892, Inc.	Catherines C.S.A.C., Inc.	5892	220,900.00

Schedule 6.09

Affiliate Transactions

Company:

None.

Acquired Company:

1.	Lease Agreement dated September 28, 2004 between FB Distro Distribution, LLC and FB Distro, Inc.

2.	Lease Agreement dated February 1, 2008 between White Marsh Distribution, LLC and Lane Bryant, Inc.

3.	Existing Indebtedness and Guaranties as set forth on Schedule 6.04 on the date hereof.

Schedule 6.10

Existing Restrictions

Company:

None.

Acquired Company:

1.	Mortgage, Assignment of Leases and Rents and Security Agreement dated as of October 6, 2004 from FB Distro Distribution Center, LLC to BankAtlantic Commercial Mortgage Capital, LLC.

2.	Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made as of October 23, 2002 by White Marsh Distribution, LLC in favor of James M. Smith, as trustee, for the benefit of General Electric Capital Business Asset Funding Corporation.

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions referred to below and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including any Guarantees included in such facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:[1]
[and is [a Lender] [an Affiliate/Approved Fund of [identify Lender]2]]

[1]	Shall not be a natural Person or the Company, any Subsidiary or any other Affiliate of the Company.
[2]	Select as applicable.

3.	Company:	Ascena Retail Group, Inc., a Delaware corporation

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the Administrative Agent under the Credit Agreement referred to below

5.	Credit Agreement:	The Term Credit Agreement dated as of June [ ], 2012, among Ascena Retail Group, Inc., a Delaware corporation, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest:[3]

Facility Assigned	Aggregate Amount of Commitments/Loans of the applicable Class of all Lenders	Amount of Commitments/Loans of the applicable Class Assigned	Percentage Assigned of Aggregate Amount of Commitments/Loans of the applicable Class of all Lenders[4]
Tranche B Term Loans	$	$		%
[ ][5]

Effective Date:                  , 20     [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

[3]	Must comply with the minimum assignment amounts set forth in Section 9.04(b)(iii)(A) of the Credit Agreement, to the extent such minimum assignment amounts are applicable.
[4]	Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of all Lenders under the Credit Agreement.
[5]	In the event Incremental Term Commitments or Incremental Term Loans are established pursuant to Section 2.18 of the Credit Agreement, or any new Class of Commitments or Loans is established pursuant to Sections 2.19 and 2.20 of the Credit Agreement, refer to the Class of such Commitments or Loans assigned.

The terms set forth above are hereby agreed to:	[Consented to and][7] Accepted:

, as Assignor,	JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by	by

Name:	Name:
Title:	Title:

, as Assignee,[6]	[Consented to:

by	ASCENA RETAIL GROUP, INC.

Name:	by
Title:
Name:
Title:][8]

[6]	The Assignee must deliver to the Company all applicable Tax forms required to be delivered by it under Section 2.15(f) of the Credit Agreement.
[7]	No consent of the Administrative Agent is required for an assignment of any Loan to a Lender, an Affiliate of a Lender or an Approved Fund.
[8]

No consent of the Company is required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or for an assignment by any Initial Lender in connection with the syndication of the Tranche B Term Loans at any time prior to the 60th day following the Effective Date, or if an Event of Default has occurred and is continuing for any other assignment. The Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than statements made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or other Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or other Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender(v) if it is a Lender that is a U.S. Person, attached hereto is an executed original of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms the Credit Agreement (including Section 2.15(f) thereof), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

EXHIBIT B

[FORM OF] BORROWING REQUEST

JPMorgan Chase Bank, N.A.

as Administrative Agent

Loan and Agency Services Group

10 South Dearborn

Chicago, Illinois 60603

Attention: Margaret Seweryn

Fax: (888) 292-9533

[Date]

Ladies and Gentlemen:

Reference is made to the Term Credit Agreement dated as of June [ ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

This notice constitutes a Borrowing Request and the Company hereby gives you notice, pursuant to Section 2.03 of the Credit Agreement, that it requests a Borrowing under the Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing:

(A)	Class of Borrowing:[1]

(B)	Aggregate principal amount of Borrowing:[2] $

(C)	Date of Borrowing (which is a Business Day):

(D)	Type of Borrowing:[3]

(E)	Initial Interest Period:[4]

[1]	Specify whether the requested Borrowing is to be a Tranche B Term Borrowing or an Incremental Term Borrowing of a particular Series.
[2]	Must comply with Sections 2.01 and 2.02(c) of the Credit Agreement.
[3]

Specify whether the requested Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.

[4]

Applicable to Eurodollar Borrowings only. Shall be a period contemplated by the definition of the term “Interest Period” and can be of one, two, three or six months’ (or, with the consent of each Lender participating in such Borrowing, nine or twelve months’) duration. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration.

(F)	Location and number of the Company’s account to which proceeds of the requested Borrowing are to be disbursed: [Name of Bank] (Account No.: )

Very truly yours,

ASCENA RETAIL GROUP, INC.

By:
Name:
Title:

EXHIBIT C

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

June 14, 2012,

among

ASCENA RETAIL GROUP, INC.,

THE OTHER LOAN PARTIES PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Schedules

Schedule I	Loan Parties

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Patent and Trademark Security Agreement
Exhibit III	Form of Copyright Security Agreement

GUARANTEE AND COLLATERAL AGREEMENT dated as of June 14, 2012 (this “Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the other Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to the Credit Agreement dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMCB, as Administrative Agent. The Lenders have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Loan Parties (other than the Company) are Affiliates of the Company, will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning specified in the Credit Agreement, provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” has the meaning set forth in the Intercreditor Agreement.

“ABL Collateral Documents” has the meaning set forth in the Intercreditor Agreement.

“ABL Liens” has the meaning set forth in the Intercreditor Agreement.

“ABL Security Agreement” has the meaning set forth in the Intercreditor Agreement.

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account.

“Agreement” has the meaning set forth in the preamble hereto.

“Article 9 Collateral” has the meaning set forth in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Company” has the meaning set forth in the preamble hereto.

“Contributing Party” has the meaning set forth in Section 6.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Copyright Office or any similar office in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule 9 to the Perfection Certificate.

“Corresponding Debt” means, for purposes of Section 7.16, the Secured Obligations.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Discharge of ABL Obligations” means the Discharge (as defined in the Intercreditor Agreement) of the ABL Obligations (as defined in the Intercreditor Agreement).

“Excluded Asset” means (a) any property if, to the extent and for so long the Security Interest may not be granted therein as a matter applicable law, (b) any lease, license, contract or agreement or any rights or interests thereunder if, to the extent and for so long as the grant of the Security Interest would constitute or result in (A) the unenforceability under any applicable law of any right, title or interest of any Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement (other than to the extent that any such law or term would be rendered ineffective pursuant to UCC or any other applicable law or principles of equity); provided that, to the extent severable, any portion of such lease, license, contract or agreement that does not result in any of the consequences specified above, including any Proceeds of such lease, license, contract or agreement, shall not constitute an Excluded Asset; (c) the Excluded Equity Interests, (d) motor vehicles and other assets subject to certificates of title and (e) any application to register any Trademark, service mark or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such Trademark, service mark or other mark to the extent the creation of a security interest therein or the grant of a mortgage thereon would void or invalidate such Trademark, service mark or other mark.

2

“Excluded Deposit Account” means (a) any Retail Store Deposit Account, (b) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses.

“Excluded Equity Interests” has the meaning set forth in Section 3.01.

“Federal Securities Laws” has the meaning set forth in Section 5.04.

“Grantors” means the Company and each other Loan Party.

“Guarantors” means the Company and each other Loan Party.

“Intellectual Property” means all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time), among JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the ABL Secured Parties identified therein, and JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the Term Secured Parties identified therein.

“IP Security Agreements” has the meaning set forth in Section 4.02(b).

“JPMCB” has the meaning set forth in the preamble hereto.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule 9 to the Perfection Certificate.

“Loan Document Obligations” means (a) the due and punctual payment by the Company of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Company under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees,

3

expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Company under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent now or hereafter owned by any other Person, or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Parallel Debt” means any amount that a Loan Party owes to the Administrative Agent under Section 7.16.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule 9 to the Perfection Certificate, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered by the Company and the Acquired Company to the Administrative Agent pursuant to Article IV(h) of the Credit Agreement.

“Pledged Collateral” has the meaning set forth in Section 3.01.

“Pledged Debt Securities” has the meaning set forth in Section 3.01.

“Pledged Equity Interests” has the meaning set forth in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

4

“Pledgor” has the meaning set forth in Section 4.04(b)(ii).

“Retail Store Deposit Account” means any Deposit Account that is an operating account maintained by any Grantor solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Grantors are swept, provided that (a) such Grantor shall cause all amounts on deposit in such Deposit Account (other than amounts reasonably determined by such Grantor to be required for the operating needs of the retail store or stores to which such Deposit Account relates), to be swept on each business day into one or more Deposit Accounts that are not Excluded Deposit Accounts and (b) no such Deposit Account shall contain payment of or in respect of any Credit Card Account Receivable of any Grantor.

“Secured Obligations” means (a) all the Loan Document Obligations and (b) all the Secured Swap Obligations.

“Secured Swap Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary under each Swap Agreement that (a) is with a counterparty that is the Administrative Agent, any Arranger or any Affiliate of any of the foregoing, or any Person that, at the time such Swap Agreement was entered into, was the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is entered into after the Effective Date with any counterparty that is a Lender of an Affiliate of a Lender at the time such Swap Agreement is entered into.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Arrangers, (d) the Syndication Agent, (e) each counterparty to a Swap Agreement the obligations under which constitute Secured Swap Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the permitted successors and assigns of each of the foregoing.

“Security Interest” has the meaning set forth in Section 4.01(a).

“Subsidiary Loan Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement after the Effective Date.

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person, or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

5

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule 9 to the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Secured Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Company or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee hereunder and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed the accrual or collection of any of the Secured Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Company, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Secured Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or

6

unenforceability of the Secured Obligations, any impossibility in the performance of the Secured Obligations, or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Administrative Agent or any other Secured Party for any of the Secured Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Secured Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Company or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any other Loan Party, other than the indefeasible payment in full in cash of all the Secured Obligations. The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Company or any other Loan Party or exercise any other right or remedy available to them against the Company or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Company, any other Loan Party or otherwise.

7

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Company or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor (a) assumes all responsibility for being and keeping itself informed of the Company’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and (b) agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (a)(i) the shares of capital stock and other Equity Interests now owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule 6 to the Perfection Certificate, and (ii) all certificates and any other instruments representing all such Equity Interests (collectively, the “Pledged Equity Interests”), provided that the Pledged Equity Interests shall not include (A) more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of any Eligible Foreign Subsidiary, (B) Equity Interests in Foreign Subsidiaries that are not Eligible Foreign Subsidiaries, (C) Equity Interests in any non-wholly owned subsidiary of any Grantor if, to the extent and for so long as such assignment, pledge and grant is prohibited by the organizational documents of such subsidiary, (D) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by White Marsh Distribution, LLC, a Maryland limited liability company, Equity Interests in White Marsh Distribution, LLC and (E) prior to the release of the Existing Acquired Company Mortgage on the parcels of real property owned by FB Distro Distribution Center, LLC, a Delaware limited liability company, Equity Interests in FB Distro

8

Distribution Center, LLC (the Equity Interests so excluded under clauses (A), (B), (C), (D) and (E) above being collectively referred to herein as the “Excluded Equity Interests”); (b)(i) the debt securities now owned or at any time hereafter acquired by such Grantor, including those listed opposite the name of such Grantor on Schedule 7 to the Perfection Certificate, and (ii) the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Section 3.01 and Section 3.02; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (other than (i) promissory notes and other evidences of Indebtedness of any Person other than the Company or any Subsidiary in a principal amount of less than $5,000,000 and (ii) Pledged Equity Interests in any Inactive Subsidiary) (A) on the date hereof, in the case of any such Pledged Securities owned by such Grantor on the date hereof and (B) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such Pledged Securities acquired by such Grantor after the date hereof.

(b) Each Grantor will cause (i) all Indebtedness for borrowed money owed to such Grantor by the Company or any Subsidiary and (ii) all Indebtedness for borrowed money in a principal amount of $5,000,000 or more owed to such Grantor by any other Person to be evidenced by a duly executed promissory note that is delivered to the Administrative Agent (i) on the date hereof, in the case of any such promissory note existing on the date hereof, and (ii) promptly after the acquisition thereof (and, in any event, as required under the Credit Agreement), in the case of any such promissory note acquired by such Grantor after the date hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities after the date hereof shall be accompanied by a schedule describing such Pledged Securities, provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of any Pledged Securities.

9

(d) In the event that any Grantor (i) merges or consolidates with any other entity or (ii) liquidates or dissolves, in each case in a transaction permitted by Section 6.03 of the Credit Agreement, the Company and the Administrative Agent shall reasonably cooperate to provide for the return to the Company, following the consummation of such transaction, of any stock certificates that represented Equity Interests of such Grantor constituting Pledged Equity Interests that are in the possession of the Administrative Agent so that such stock certificates may be cancelled.

SECTION 3.03. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule 6 and Schedule 7 to the Perfection Certificate set forth, respectively, as of the Effective Date, a true and complete list, with respect to each Grantor, of (i) all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities (other than promissory notes and other evidences of Indebtedness of any Person other than the Company or any Subsidiary in a principal amount of less than $5,000,000) owned by such Grantor;

(b) the Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than the Company or any Subsidiary, are made to the knowledge of the Grantors;

(c) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and, in the case of clause (ii), except for limitations existing as of the Effective Date in the articles or certificate of incorporation, bylaws or other organizational documents of any Subsidiary, (i) the Pledged Collateral is and will continue to be freely transferable and assignable, and (ii) none of the Pledged Collateral (other than, except in the case of a prohibition, Pledged Equity Interests in any Person that is not a wholly owned Subsidiary) is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature (other than the ABL Credit Agreement and the Intercreditor Agreement) that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

10

(d) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(e) no consent or approval of any Governmental Authority, any securities exchange or any other Person is or will be required for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(g) subject to applicable local law in the case of any Equity Interests in any Foreign Subsidiary, the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that to the extent each interest in any limited liability company or limited partnership controlled now or in the future by any Grantor and pledged hereunder shall be represented by a certificate, such interest shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the New York UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC, nor shall such interest be represented by a certificate, unless such Grantor provides prior written notification to the Administrative Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Administrative Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Administrative Agent copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

11

SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 3.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents, provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Administrative Agent or any other Secured Party under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, but only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor and required to be delivered to the Administrative Agent hereunder, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

12

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock powers or other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of a Financial Officer of the Company to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, and the Company has delivered to the Administrative Agent a certificate of a Financial Officer of the Company to that effect, all rights vested in the Administrative Agent pursuant to this paragraph shall cease, and the Grantors shall have the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section shall be in effect.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights and powers of the Grantors under

13

paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights and powers so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, or to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Money and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property;

(vii) all Instruments;

(viii) all Inventory;

(ix) all other Goods;

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims specifically described on Schedule 10 to the Perfection Certificate, as such schedule may be supplemented from time to time (it being understood such Schedule 10 shall be deemed supplemented by any reference to any Commercial Tort Claim (and the description thereof) contained in a Supplemental Perfection Certificate delivered pursuant to Section 5.01(e) of the Credit Agreement, in the same form as such reference and description are set forth on such Supplemental Perfection Certificate);

14

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is an Excluded Asset, the Security Interest granted under this Section shall not attach to, and Article 9 Collateral shall not include, such asset (it being understood that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset).

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

Each Grantor also ratifies its authorization for the Administrative Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article III are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Liens permitted by Section 6.02 of the Credit Agreement and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain such consent or approval could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

15

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedules 2A and 2B to the Perfection Certificate (or specified by notice from the Company to the Administrative Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.04 or 5.12 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. A Patent and Trademark Security Agreement in the form of Exhibit II hereto, and a Copyright Security Agreement in the form of Exhibit III hereto (such agreements being collectively referred to herein as the “IP Security Agreements”), in each case containing a description of the Article 9 Collateral consisting of United States registered Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights or exclusive Copyright Licenses, as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of Patents, Trademarks, Copyrights and

16

exclusive Copyright Licenses in which a security interest may be perfected by filing, recording or registration in the United States of America (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks, Copyrights and exclusive Copyright Licenses (or registration or recordation or application for registration or recordation thereof) acquired or developed after the Effective Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States of America (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the applicable IP Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) Liens permitted under Section 6.02 of the Credit Agreement that have priority as a matter of law and (ii) ABL Liens in respect of any of the Article 9 Collateral that constitutes ABL Priority Collateral.

(d) Schedule 9 to the Perfection Certificate sets forth, as of the Effective Date, a true and complete list, with respect to each Grantor, of (i) all Patents that have been granted by the United States Patent and Trademark Office, (ii) all Copyrights that have been registered with the United States Copyright Office, (iii) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending, and (iv) all exclusive Copyright Licenses under which such Grantor is a licensee, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor.

(e) Schedule 10 to the Perfection Certificate sets forth, as of the Effective Date, a true and complete list, with respect to each Grantor, of each Commercial Tort Claim in respect of which a complaint or a counterclaim has been filed by such Grantor, seeking damages in an amount reasonably estimated to exceed $1,000,000, including a summary description of such claim.

SECTION 4.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all actions commercially reasonable necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such

17

Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Administrative Agent in Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing and recording of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(c) Subject to the limitation on inspection rights and reimbursement obligations in the Credit Agreement, the Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third party, by contacting, after the occurrence and during the continuance of an Event of Default, Account Debtors or the third party possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being acknowledged that such Secured Party may be subject to confidentiality obligations with respect to such information, including pursuant to Section 9.12 of the Credit Agreement).

(d) At its option, the Administrative Agent may discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted pursuant to the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any documented expense incurred by the Administrative Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees and Liens and maintenance as set forth herein or in the other Loan Documents.

18

(e) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(f) None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Administrative Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents.

(g) None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(h) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to their assets in accordance with the requirements set forth in Section 5.08 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

19

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper (other than any Instrument or Tangible Chattel Paper, in each case with a face amount of less than $5,000,000 individually, owed to the applicable Grantor by any Person that is not the Company or a Subsidiary), such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall cause the depositary bank to agree to comply with instructions from the Administrative Agent (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent) to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement reasonably satisfactory to the Administrative Agent; provided that, with respect to the Deposit Accounts of the Acquired Company and its subsidiaries, the Grantors shall not be required to comply with the foregoing until the 90th day after the Effective Date. The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which any Grantor, the depositary bank and the Administrative Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Administrative Agent for the specific purpose set forth therein, (ii) unless otherwise requested by the Administrative Agent, Deposit Accounts for which the Administrative Agent is the depository bank and (iii) the Excluded Deposit Accounts.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Administrative Agent thereof and, at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such

20

nominee, or (ii) arrange for the Administrative Agent to become the registered owner of the securities. Without limiting the foregoing, each such Grantor that is a Material Subsidiary and is an issuer of uncertificated Equity Interests shall promptly mark its books and records with the numbers and face amounts of all such uncertificated Equity Interests to reflect the Lien of the Administrative Agent granted pursuant to this Agreement and each applicable Grantor that is a pledgor of such uncertificated Equity Interests (in such capacity, a “Pledgor”) hereby consents to such action. If at any time any such Grantor shall receive instructions originated by the Administrative Agent relating to any or all of its applicable uncertificated Equity Interests, such Grantor shall comply with such instructions without further consent by the Pledgor that holds such uncertificated securities or any other Person. Each such Grantor hereby further represents and warrants that, (A) it has not entered into, and shall not enter into, any agreement with any other Person (other than the ABL Agent pursuant to the ABL Security Agreement) relating to its applicable uncertificated Equity Interests pursuant to which it has agreed, or shall agree, to comply with instructions issued by such other Person and (B) it has not entered into, and shall not enter into, any agreement with the applicable Pledgor purporting to limit or condition the obligation of such Grantor to comply with instructions as set forth in the immediately preceding sentence. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent’s) request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause such securities intermediary or commodity intermediary, as the case may be, to agree to comply with entitlement orders or other instructions from the Administrative Agent (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent) to such securities intermediary as to such security entitlements or to apply any value distributed on account of any commodity contract as directed by the Administrative Agent (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent) to such commodity intermediary, as the case may be, in each case without further consent of any Grantor, such nominee, or any other Person, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Administrative Agent (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent) to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent (or, in the case of the ABL Priority Collateral, prior to the Discharge of ABL Obligations, the ABL Agent), to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities

21

intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to Financial Assets or other Investment Property credited to securities accounts for which the Administrative Agent is the securities intermediary, unless otherwise requested by the Administrative Agent.

(d) Letter-of-Credit Rights. In the event any certificate delivered pursuant to Section 5.01(e) of the Credit Agreement or any Supplement shall set forth any Letter of Credit Right that is not a Supporting Obligation with respect to any of the Collateral, the applicable Grantor, at the request and option of the Administrative Agent, shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under such letter of credit or (ii) use commercially reasonable efforts to arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred and is continuing.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will use commercially reasonable efforts not to do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the conduct of the business of the Company and the Subsidiaries may become invalidated or dedicated to the public (except as a result of expiration of such Patent at the end of its statutory term), and agrees that it shall continue to mark any products covered by any such Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will use commercially reasonable efforts, for each Trademark material to the conduct of the business of the Company and the Subsidiaries, (i) to maintain such Trademark in full force free from any valid claim of abandonment or invalidity for non-use, (ii) to maintain the quality of products and services offered under such Trademark, (iii) if registered, to display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) to not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of the business of the Company and the Subsidiaries, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

22

(d) Each Grantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Company and the Subsidiaries may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright its right to register the same or its right to keep and maintain the same.

(e) Each Grantor will take all necessary steps that are consistent with its current practice (i) in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States of America or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and (ii) to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with such Grantor’s reasonable judgment, to initiate opposition, interference and cancelation proceedings against third parties.

(f) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon request of the Administrative Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License under which such Grantor is a licensee to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then existing

23

licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure

24

by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, at the direction of the Required Lenders, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled, subject to Section 5.02, to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9 610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. Subject to the Intercreditor Agreement, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

25

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for infringement of the Intellectual Property. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement

26

for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 5.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their Related Parties from and against all loss, liability, reasonable and documented out of pocket expenses, costs of counsel (including reasonable fees and expenses to the Administrative Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Administrative Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

27

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Company agrees that (a) in the event a payment in respect of any Secured Obligation shall be made by any Guarantor under this Agreement, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part any Secured Obligation, the Company shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor (other than the Company) hereunder in respect of any Secured Obligation or assets of any other Grantor (other than the Company) shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by the Company as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.13, the date of the supplement hereto executed and delivered by such Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall (subject to Section 6.03) be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of the Guarantors and Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations. No failure on the part of the Company or any other Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

28

(b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Company in the manner provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may without the consent of any Secured Party consent to a departure by any Loan Party from any covenant of such Loan Party set forth herein or in any other Collateral Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

29

SECTION 7.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) The Guarantors and Grantors jointly and severally agree to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to “the Company” shall be deemed to be a reference to “the Guarantors and Grantors”.

(b) The Guarantors and Grantors that are not a party to the Credit Agreement, jointly and severally agree to indemnify and hold harmless each Indemnitee as provided in Section 9.03(b) of the Credit Agreement as if each reference in such Section to “the Company” were a reference to “the Guarantors and Grantors” and with the same force and effect as if such Guarantors and Grantors were parties to the Credit Agreement.

(c) Any amounts payable as provided in paragraph (a) or (b) of this Section shall be additional Secured Obligations secured hereby and by the other Security Documents. All amounts due under paragraph (a) or (b) of this Section shall be payable promptly after written demand therefor.

(d) To the extent permitted by applicable law, no Grantor shall assert, or permit any of its subsidiaries to assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), unless determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

SECTION 7.04. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Arrangers, the Syndication Agent and the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such person or on its behalf and notwithstanding that the Administrative Agent, any Arranger, the Syndication Agent and any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 7.03 shall survive and remain in full force and

30

effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 7.05. Counterparts; Effectiveness; Successors and Assigns. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or any interest herein or in the Collateral (and any attempted assignment or transfer by any Loan Party shall be null and void), except as expressly contemplated by this Agreement or the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7.07. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any of and all the obligations then due of such Loan Party now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Company and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 7.08. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

31

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Company and each Subsidiary Loan Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Company or each Subsidiary Loan Party or any of its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the Loan Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

32

SECTION 7.11. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of the security interest in the Pledged Collateral and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment to or waiver of, or any consent to any departure from, the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral securing, or any release or amendment to or waiver of, or any consent to any departure from, any guarantee of, all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Secured Obligations or this Agreement.

SECTION 7.12. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate and be released when all the Loan Document Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement.

(b) The Guarantees made herein, the Security Interest and all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.16 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.13. Additional Subsidiaries. Pursuant to the Credit Agreement, certain Subsidiaries not a party hereto on the Effective Date are required to enter in this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Subsidiary Loan Party, a Guarantor and a Grantor hereunder, with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Loan Party. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Loan Party as a party to this Agreement.

33

SECTION 7.14. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor: (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

SECTION 7.15. Certain Acknowledgments and Agreements. Each Subsidiary Loan Party not a party to the Credit Agreement hereby acknowledges the provisions of Section 2.15 of the Credit Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Subsidiary Loan Party were a party to the Credit Agreement.

SECTION 7.16. Parallel Debt. Each Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to, and in the currency or currencies of, its Corresponding Debt.

34

(a) The Parallel Debt of each Loan Party:

(i) shall become due and payable at the same time as its Corresponding Debt; and

(ii) is independent and separate from, and without prejudice to, its Corresponding Debt.

(b) For purposes of this Section, the Administrative Agent:

(i) is the independent and separate creditor of each Parallel Debt;

(ii) acts in its own name and not as agent, representative or trustee of the Secured Parties and its claims in respect of each Parallel Debt shall not be held in trust; and

(iii) shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding in accordance with the Loan Documents).

(c) The Parallel Debt of a Loan Party shall be (i) decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged and (ii) increased to the extent to that its Corresponding Debt has increased, and the Corresponding Debt of a Loan Party shall be (x) decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged and (y) increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of a Loan Party shall never exceed its Corresponding Debt.

All amounts received or recovered by the Administrative Agent in connection with this Section, to the extent permitted by applicable law, shall be applied in accordance with Section 5.02.

(d) This Section applies solely for the purpose of determining the Secured Obligations governed by Dutch law.

ARTICLE VIII

Intercreditor Agreement

(a) Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

35

(b) Notwithstanding anything herein to the contrary, for so long as the Discharge of ABL Obligations shall not have occurred and the ABL Collateral Documents shall require the delivery of possession or control to the ABL Agent of any ABL Priority Collateral, any covenant hereunder requiring (or any representation or warranty hereunder to the extent that it would have the effect of requiring) the delivery of possession or control to the Administrative Agent of such Collateral shall be deemed to have been satisfied (or, in the case of any representation and warranty, shall be deemed to be true) if, prior to the Discharge of ABL Obligations, such possession or control shall have been delivered to the ABL Agent.

[Signature Pages Follow]

36

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASCENA RETAIL GROUP, INC.,

by
Name:
Title:

THE DRESS BARN, INC.,

by
Name:
Title:

TWEEN BRANDS, INC.,

by
Name:
Title:

MAURICES INCORPORATED,

by
Name:
Title:

D.B.R., INC.,

by
Name:
Title:

DBX, INC.,

by
Name:
Title:

[Signature Page to the Guarantee and Collateral Agreement]

DRESS BARN CREDIT MANAGEMENT, LLC,

by
Name:
Title:

MAURICES CREDIT MANAGEMENT, INC.,

by
Name:
Title:

TWEEN BRANDS AGENCY, INC.,

by
Name:
Title:

TWEEN BRANDS PURCHASING, INC.,

by
Name:
Title:

TWEEN BRANDS SERVICE CO.,

by
Name:
Title:

TWEEN BRANDS INVESTMENT, LLC,

by
Name:
Title:

TOO GC, LLC,

by
Name:
Title:

[Signature Page to the Guarantee and Collateral Agreement]

TWEEN BRANDS DIRECT, LLC,

by
Name:
Title:

TWEEN BRANDS DIRECT SERVICES, INC.,

by
Name:
Title:

TWEEN BRANDS STORE PLANNING, INC.,

by
Name:
Title:

WORLDWIDE RETAIL HOLDINGS, INC.,

by
Name:
Title:

933 INSPIRATION LLC,

by:	The Dress Barn, Inc.
its	Managing Member

by
Name:
Title:

CHARMING SHOPPES, INC.

by
Name:	Eric M. Specter
Title:	Executive Vice President

CHARMING SHOPPES OF DELAWARE, INC.

by
Name:	Eric M. Specter
Title:	Vice President

[Signature Page to the Guarantee and Collateral Agreement]

CSI INDUSTRIES, INC.

by
Name:	Eric M. Specter
Title:	President

FB APPAREL, INC.

by
Name:	Eric M. Specter
Title:	President

LANE BRYANT, INC.

by
Name:	Eric M. Specter
Title:	Vice President

LANE BRYANT PURCHASING CORP.

by
Name:	Eric M. Specter
Title:	Vice President

CATHERINES STORES CORPORATION

by
Name:	Eric M. Specter
Title:	Vice President

CATHERINES, INC.

by
	Name:	Eric M. Specter
	Title:	Vice President

CATHERINES PARTNERS-INDIANA, LLP

by	Catherines Stores of Indiana, Inc.
its	Managing Partner

by
	Name:	Eric M. Specter
	Title:	Vice President

[Signature Page to the Guarantee and Collateral Agreement]

CATHERINES PARTNERS-WASHINGTON, G.P.

by	Catherines, Inc.
its	Managing Partner

by
	Name:	Eric M. Specter
	Title:	Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 2 HERETO

by
Name:	Eric M. Specter
Title:	Authorized Officer in the capacity shown on Schedule 2 hereto

FASHION BUG #2421, LLC

by	CSGC, Inc.
its	Sole Member

by
	Name:	Colin D. Stern
	Title:	Vice President

CATHERINES #5163, LLC

by	CSGC, Inc.
its	Sole Member

by
	Name:	Colin D. Stern
	Title:	Vice President

LANE BRYANT #6898, LLC

by	CSGC, Inc.
its	Sole Member

by
	Name:	Colin D. Stern
	Title:	Vice President

[Signature Page to the Guarantee and Collateral Agreement]

FOR EACH ENTITY LISTED ON SCHEDULE 3 HERETO

by
Name:	Colin D. Stern
Title:	Authorized Officer in the capacity shown on Schedule 3 hereto

[Signature Page to the Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

[Signature Page to the Guarantee and Collateral Agreement]

SCHEDULE I

Subsidiary Loan Parties

Exhibit I to

Guarantee and Collateral Agreement

SUPPLEMENT NO.              dated as of [    ] (this “Supplement”), to the Guarantee and Collateral Agreement dated as of [    ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the other Loan Parties from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of [ ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMCB, as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement, as applicable.

C. The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders to make extensions of credit to the Company under the Credit Agreement. Section 7.13 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Collateral Agreement by the execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders to make additional extensions of credit under the Credit Agreement and as consideration for the maintenance of such extensions of credit previously made.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.13 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Loan Party, a Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as such, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it in such capacities and (b) represents and warrants that the representations and warranties made by it in such capacities thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment or performance, as the case may be, in full of the Secured Obligations, does hereby grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of the New Subsidiary’s right, title and interest in, to and under the Collateral of the New Subsidiary. Each reference to a “Loan Party,” “Subsidiary Loan Party,” “Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity Interests owned by the New Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Subsidiary and (ii) all the Pledged Debt Securities owned by the New Subsidiary and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Copyrights that have been registered with the United States Copyright Office and that are owned by the New Subsidiary, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted by the United States Patent and Trademark Office and that are owned by the New Subsidiary and (iv) all Trademarks that have been registered with the United States Patent and Trademark Office and Trademarks for which United States registration applications are pending and that, in each case, are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor, (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an reasonably estimated to exceed $1,000,000, including a summary description of such claim, and (e) Schedule V sets forth, as of the date hereof, each Letter of Credit Right that is not a Supporting Obligation with respect to any of the Collateral and that is owned by the New Subsidiary.

2

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. This Supplement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel, incurred by it in connection with this Supplement, including the preparation, execution and delivery thereof.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

SCHEDULE I

Loan Party	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if applicable)	Chief Executive Office Address (including county)

SCHEDULE II

Pledged Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

Pledged Debt Securities

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount

SCHEDULE III

Intellectual Property

SCHEDULE IV

Commercial Tort Claims

SCHEDULE V

Letter of Credit Rights

Exhibit II to

Guarantee and Collateral Agreement

[FORM OF] PATENT AND TRADEMARK SECURITY AGREEMENT dated as of [            ] (this “Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the other Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of [    ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMCB, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of [    ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the other Loan Parties from time to time party thereto and JPMCB, as Administrative Agent. The Lenders have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Loan Parties party hereto are Affiliates of the Company, will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent and Trademark Collateral”):

(a) (i) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar office in any other country, including those listed on Schedule I, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein; and

(b) (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States of America or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent and Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASCENA RETAIL GROUP, INC.,

by

Name:
Title:

[NAME OF GRANTOR],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

SCHEDULE I

Patents Owned by [Name of Grantor]1

U.S. Patent Registrations2

Registered Owner	Title of Patent	Type	Registration Number	Issue Date	Expiration

U.S. Patent Applications3

Registered Owner	Title of Patent	Type	Application Number	Date Filed

[1]	Make a separate page of Schedule III for each Grantor and state if no Patents are owned.
[2]	List in numerical order by Registration No.
[3]	List in numerical order by Application No.

SCHEDULE II

Trademarks Owned by [Name of Grantor]1

U.S. Trademark Registrations2

Mark	Registration No.	Expiration Date

U.S. Trademark Applications

Mark	Application No.	Filing Date

[1]	Make a separate page of Schedule III for each Grantor and state if no Trademarks/trade names are owned.
[2]	List in numerical order by Registration No.

Exhibit III to

Guarantee and Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [            ] (this “Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the other Loan Parties from time to time party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of [ ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Lenders from time to time party thereto and JPMCB, as Administrative Agent, and (b) the Guarantee and Collateral Agreement dated as of [ ], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the other Loan Parties from time to time party thereto and JPMCB, as Administrative Agent. The Lenders have agreed to extend credit to the Company subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Loan Parties party hereto are Affiliates of the Company, will derive substantial benefits from the extension of credit to the Company pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) (i) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Copyright Office or any similar office in any other country, including those listed on Schedule I; and

(b) all exclusive Copyright Licenses under which any Grantor is a licensee, including those listed on Schedule I.

SECTION 3. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASCENA RETAIL GROUP, INC.,

by

Name: [ ]
Title: [ ]

[NAME OF GRANTOR],

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:

SCHEDULE I

Copyrights

Registered Owner	Title	Registration Number	Expiration Date

Copyright Applications

Registered Owner	Title	Application Number	Date Filed

Exclusive Copyright Licenses

Licensee	Licensor	Title	Copyright Number	Expiration Date

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

[The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Company under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.]

To:	The Lenders party to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Term Credit Agreement dated as of June [ ], 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES IN HIS CAPACITY AS AN OFFICER OF THE COMPANY AND NOT IN HIS INDIVIDUAL CAPACITY, ON BEHALF OF THE COMPANY, THAT TO HIS KNOWLEDGE AFTER DUE INQUIRY:

1. I am the duly elected [            ]1 of the Company.

2. [Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(a) of the Credit Agreement as of the end of and for the fiscal year ended [        ], setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of [Deloitte & Touche LLP] required by Section 5.01(a) of the Credit Agreement.] [or] [The consolidated financial statements required by Section 5.01(a) of the Credit Agreement as the end of and for the fiscal year ended [        ], setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of [Deloitte & Touche LLP] required by Section 5.01(a) of the Credit Agreement have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov.]

[or]

[Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the fiscal quarter ended [    ] and

[1]	To be completed by any of the chief financial officer, principal accounting officer, treasurer or controller.

the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the previous fiscal year.] [or] [The consolidated financial statements required by Section 5.01(b) of the Credit Agreement as of the end of and for the fiscal quarter ended [    ] and the then elapsed portion of the fiscal year have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov]. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the end of and for such fiscal quarter and such portion of the fiscal year on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

3. I have reviewed the terms of the Credit Agreement, and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and the Subsidiaries during the accounting period covered by the attached financial statements.

4. The examinations described in paragraph 3 did not disclose, and I have no knowledge of[, in each case except as set forth below,] (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the consolidated balance sheet of the Company most recently theretofore delivered under Section 5.01(a) or (b) of the Credit Agreement (or, prior to the first such delivery, referred to in Section 3.04 of the Credit Agreement) that has had, or could have, a significant effect on the calculation of the Senior Secured Leverage Ratio or the Total Leverage Ratio.

5. Schedule II hereto sets forth financial data and computations evidencing (A) the Company’s compliance with the covenant set forth in Section 6.12 of the Credit Agreement and (B) the Total Leverage Ratio as of the date set forth therein, all of which data and computations are true, complete and correct.

6. [Enclosed with this Compliance Certificate is a completed Supplemental Perfection Certificate required by Section 5.01(e) of the Credit Agreement.]2

7. All notices required under Sections 5.03 and 5.04 of the Credit Agreement have been provided.

Described below are the exceptions, if any, to paragraph 4 by listing (i) the nature of each Default, the period during which it has existed and the action which the Company has taken, is taking, or propose to take with respect to each such Default or (ii) any change in GAAP or the application thereof and the effect of such change on the calculations of the Senior Secured Leverage Ratio or the Total Leverage Ratio:

[2]	Include only in the case of a Compliance Certificate accompanying annual financial statements.

The foregoing certifications, together with the computations set forth in Schedule II hereto, are made solely in the capacity of the undersigned as an officer of the Company, and not individually, and delivered this      day of             , 20[    ].

ASCENA RETAIL GROUP, INC.

by:
Name:
Title:

SCHEDULE II

As of [    ] and for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date:

1.	Consolidated Net Income: (i)-(ii) =		$[ , , ]

	(i)	the net income or loss of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP:	$[ , , ]

	(ii)[3]	To the extent included in net income referred to in (i):

(a)

the income of any Person (other than the Company) that is not a Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Company or, subject to clauses (b) and (c) below, any of the Subsidiaries during such period:

$[ , , ]

(b)

the income of, and any amounts referred to in clause (a) above paid to, any Subsidiary (other than a Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is restricted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, statute, rule or regulation applicable to such Subsidiary :

$[ , , ]

[3]	Items to be set forth without duplication.

(c)

the income or loss of, and any amounts referred to in clause (a) above paid to, any Subsidiary that is not wholly owned by the Company to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such Subsidiary:

$[ , , ]

2.	Consolidated EBITDA[4]: (i)+(ii)-(iii)-(iv) =			$[ , , ]

	(i)	Consolidated Net Income for such period :		$[ , , ]

	(ii)[5]	(a)	consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations):	$[ , , ]

		(b)	consolidated income tax expense for such period:	$[ , , ]

		(c)	all amounts attributable to depreciation and amortization for such period:	$[ , , ]

		(d)	any non-cash extraordinary charges for such period:	$[ , , ]

		(e)	any non-cash compensation charges, including charges arising from restricted stock and stock-option grants, for such period:	$[ , , ]

(f)

any other non-cash charges (other than the write-down or write-off of current assets, any additions to bad debt reserve or bad debt expense or any accruals for estimated sales discounts, returns or allowances) for such period:

$[ , , ]

		(g)	any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement:	$[ , , ]

[4]	Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets by the Company or any Subsidiary, other than dispositions of inventory and other dispositions in the ordinary course of business. For purposes of calculating Consolidated EBITDA for any period, if during such period the Company or any Subsidiary shall have consummated a Material Acquisition or a Material Disposition, Consolidated EBITDA for such period shall be calculated on a Pro Forma Basis after giving effect thereto. All items under (ii), (iii) and (iv) shall be determined on a consolidated basis in accordance with GAAP.
[5]	Items to be set forth without duplication and to the extent deducted in determining Consolidated Net Income.

	(h)	fees and expenses for such period paid in connection with, and other non-recurring charges for such period relating to, the Acquisition:[6]	$[ , , ]

	(i)	charges for such period attributable to restructuring activities commenced by the Acquired Company and its subsidiaries prior to the Second Restatement Effective Date:[7]	$[ , , ]

	(j)	severance charges for such period attributable to reorganization of certain operations of the Acquired Company and its subsidiaries:[8]	$[ , , ]

(k)

charges for such period attributable to the sale, transfer or other disposition of, or cessation of the operation of, certain operations acquired as part of the Acquisition and consistent with the plan therefor previously communicated by the Company to the Administrative Agent:[9]

$[ , , ]

(iii)[10]

all cash payments made during such period on account of non-cash charges that were or would have been added to Consolidated Net Income pursuant to clauses (d), (e) or (f) above in such period or in a previous period:

$[ , , ]

(iv)[11]	(a) any extraordinary gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period:		$[ , , ]

[6]	Provided that such fees, expenses and non-recurring charges are incurred on or prior to January 26, 2014.
[7]	The aggregate amount added back pursuant to this clause (i) may not exceed $25,000,000 in the aggregate for all periods (with not more than $10,000,000 thereof in the aggregate being for periods commencing after July 28, 2012).
[8]	The aggregate amount added back pursuant to this clause (j) may not exceed $5,000,000 in the aggregate for all periods.
[9]	The aggregate amount added back pursuant to this clause (k) may not exceed $50,000,000 in the aggregate for all periods.
[10]	Item to be set forth without duplication and to the extent not deducted in determining such Consolidated Net Income.
[11]	Items to be set forth without duplication and to the extent included in determining Consolidated Net Income.

		(b)	any gains for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement:	$[ , , ]

3.	Senior Secured Indebtedness[12]: (i)+(ii)+(iii) =			$[ , , ]

(i)

aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date that is secured by any Lien on any asset of the Company or any Subsidiary,[13] in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP[14]:

$[ , , ]

	(ii)	aggregate amount of Capital Lease Obligations and Synthetic Lease Obligations of the Company and the Subsidiaries outstanding as of such date,[15] determined on a consolidated basis:		$[ , , ]

(iii)

aggregate obligations of the Company and the Subsidiaries as an account party in respect of letters of credit or letters of guaranty that is secured by any Lien on any asset of the Company or any Subsidiary,[16] other than contingent obligations in respect of any letter of credit or letter of guaranty to the extent such letter of credit or letter of guaranty does not support Indebtedness:

$[ , , ]

4.	Senior Secured Leverage Ratio: (i)/(ii) =			[ ] to [ ]

		(i)	Senior Secured Indebtedness	$[ , , ]

		(ii)	Consolidated EBITDA	$[ , , ]

[1][2]	Items to be set forth without duplication.
[13]	Other than Indebtedness of any Foreign Subsidiary that is secured by a Lien only on assets of one or more Foreign Subsidiaries.
[14]

But without giving effect to any election to value any Indebtedness at “fair value,” as described in Section 1.04(a) of the Credit Agreement, or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness.

[15]	Other than Capital Lease Obligations and Synthetic Lease Obligations of any Foreign Subsidiary that is not Guaranteed by, or otherwise recourse to, the Company or any Domestic Subsidiary.
[16]	Other than any such obligations of any Foreign Subsidiary that is not Guaranteed by, or otherwise recourse to, the Company or any Domestic Subsidiary.

5.	Total Indebtedness: ((i)-(ii))/(iii) =		$[ , , ]

(i)

aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP:[17]

$[ , , ]

	(ii)	aggregate amount of Capital Lease Obligations and Synthetic Lease Obligations of the Company and the Subsidiaries outstanding as of such date, determined on a consolidated basis:	$[ , , ]

(iii)

aggregate obligations of the Company and the Subsidiaries as an account party in respect of letters of credit or letters of guaranty, other than contingent obligations in respect of any letter of credit or letter of guaranty to the extent such letter of credit or letter of guaranty does not support Indebtedness

$[ , , ]

6.	Total Leverage Ratio: (i)/(ii)		[ ] to [ ]

	(i)	Total Indebtedness as of such date:	$[ , , ]

	(ii)	Consolidated EBITDA for such period:	$[ , , ]

[17]

But without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a) of the Credit Agreement, or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness.

EXHIBIT E

[FORM OF] INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.

    as Administrative Agent

Loan and Agency Services Group

10 South Dearborn

Chicago, Illinois 60603

Attention: Margaret Seweryn

Fax: (888) 292-9533

[Date]

Ladies and Gentlemen:

Reference is made to the Term Credit Agreement dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.

This notice constitutes an Interest Election Request and the Company hereby gives you notice, pursuant to Section 2.05 of the Credit Agreement, that it requests the conversion or continuation of a Borrowing under the Credit Agreement, and in connection therewith the Company specifies the following information with respect to such Borrowing and each resulting Borrowing:

1.	Borrowing to which this request applies:
Principal Amount:
Type[1]:
Interest Period[2]:

2.	Effective date of this election[3]:

3.	Resulting Borrowing[s][4]
Principal Amount[5]:

[1]	Specify whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing.
[2]	Applicable only if the Borrowing to which this request applies is a Eurodollar Borrowing.
[3]	Must be a Business Day.
[4]

If different options are being elected with respect to different portions of the Borrowing specified in item 1 above, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowing shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing of such Class and Type in Section 2.02(c) of the Credit Agreement.

[5]	Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.

Type[6]:
Interest Period[7]:

Very truly yours,

ASCENA RETAIL GROUP, INC.

By:

Name:
Title:

[6]	Specify whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing.
[7]

Applicable only if the resulting Borrowing is to be a Eurodollar Borrowing. Shall be subject to the definition of “Interest Period” and can be a period of one, two, three or six months’ (or, if agreed to by each Lender participating in such Borrowing, nine or twelve months’) duration. Cannot extend beyond the Maturity Date applicable to such Borrowing. If an Interest Period is not specified, then the Company shall be deemed to have selected an Interest Period of one month’s duration.

EXHIBIT F

PERFECTION CERTIFICATE

Reference is made to the (a) Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June [14], 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and (b) Term Credit Agreement dated as of June [14], 2012 (as it may be amended, supplemented or otherwise modified, the “Term Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”), among the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity under each Credit Agreement, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreements, Restated Security Agreement and Collateral Agreement referred to therein, as applicable.

The undersigned, an executive officer or a Financial Officer of each of the Company and Charming Shoppes, Inc., a Pennsylvania corporation (the “Acquired Company”), each solely in his capacity as an officer, and not individually, hereby certifies to the Administrative Agent and each other Lender Party and Secured Party with respect to the Company and its Subsidiaries or the Acquired Company and its Subsidiaries (prior to giving effect to the Acquisition), respectively, as follows:

SECTION 1. Legal Names. (a) Set forth on Schedule 1 is (i) the exact legal name of each Loan Party, as such name appears in its certificate of organization and (ii) each other legal name such Loan Party has had in the past five years, including the date of the relevant name change.

(b) Except as set forth on Schedule 1, no Loan Party has changed its identity or corporate structure in any manner within the past five years. Changes in identity or corporate structure include mergers, consolidations and acquisitions, as well as any change in form or jurisdiction of organization. With respect to any such change that has occurred within the past five years, Schedules 1, 2A and 2B set forth the information required by Sections 1 and 2 of this Perfection Certificate as to each acquiree or constituent party to such merger, consolidation or acquisition.

1

SECTION 2. Jurisdictions and Locations. (a) Set forth on Schedule 2A is (i) the jurisdiction of organization and the form of organization of each Loan Party, (ii) the organizational identification number, if any, assigned to such Loan Party by such jurisdiction and, if such Loan Party is organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the federal taxpayer identification number, if any, of such Loan Party and (iii) the address (including the county) of the chief executive office of such Loan Party.

(b) Set forth on Schedule 2B are, with respect to each Loan Party, (i) all locations in the United States where such Loan Party maintains any books or records relating to any Accounts, (ii) all locations in the United States where such Loan Party maintains a place of business or any Collateral not otherwise identified on Schedule 2A or 2B, other than (A) any retail store operating location, (B) any Inventory in transit with a common carrier, (C) any Inventory maintained at a third party warehouse location where such Collateral is held for not more than 60 days pending delivery to a retail store upon the initial opening thereof (including the initial opening after the renovation or remodeling of a store) and (D) any location if the aggregate fair value of the Collateral maintained at such location does not exceed $1,000,000, in each case indicating whether each such location is owned or leased by such Loan Party, and (iii) the name and address of any Person in the United States other than a Loan Party that has possession of any Collateral, other than (A) any Inventory in transit with a common carrier, (B) any Inventory maintained at a third party warehouse location where such Collateral is held for not more than 60 days pending delivery to a retail store upon the initial opening thereof (including the initial opening after the renovation or remodeling of a store) and (C) any Inventory in possession of any such Person if the aggregate fair value of all such Inventory in possession of such Person does not exceed $1,000,000.

SECTION 3. Unusual Transactions. All Accounts have been originated by the Loan Parties and all Inventory has been either acquired by the Loan Parties in the ordinary course of business or manufactured by the Loan Parties.

SECTION 4. File Search Reports. File search reports have been obtained from (a) the Uniform Commercial Code (“UCC”) filing office relating to the location of organization of each Loan Party identified on Schedule 2A and (b) the county recorder’s office relating to the county where each Mortgaged Property is located. The file search reports obtained pursuant to this Section 4 reflect no Liens on any of the Collateral or any Mortgaged Property other than those permitted under the Credit Agreements.

SECTION 5. UCC Filings. UCC financing statements have been prepared for filing in the proper UCC filing office in the jurisdiction in which each Loan Party is located (as provided in 9-307 of the UCC) and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Loan Party in Section 2 above. Set forth on Schedule 5 is a true and complete list of each such filing and the UCC filing office or county recorder’s office in which such filing is to be made.

2

SECTION 6. Equity Interests. Set forth on Schedule 6 is a true and complete list, for each Loan Party, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests owned by such Loan Party, specifying the issuer and certificate number of, and the number and percentage of ownership represented by, such Equity Interests.

SECTION 7. Debt Instruments. Set forth on Schedule 7 is a true and complete list, for each Loan Party, of all promissory notes and other evidence of Indebtedness evidencing (a) Indebtedness of the Company, the Acquired Company or any of their respective Subsidiaries owing to such Loan Party and (b) Indebtedness of any other Person in the principal amount of $5,000,000 or more held by such Loan Party, specifying the creditor and debtor thereunder and the type and outstanding principal amount thereof.

SECTION 8. Mortgaged Property. Set forth on Schedule 8 is a true and complete list, with respect to each Mortgaged Property, of (a) the exact name of the Person that owns such property, as such name appears in its certificate of organization, (b) if different from the name identified pursuant to clause (a) above, the name of the current record owner of such property, as such name appears in the records of the county recorder’s office for such property identified pursuant to clause (c) below, and (c) the county recorder’s office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to provide constructive notice to third parties of its mortgage lien. Copies of any deeds, title insurance policies, or surveys in the possession of the Borrower relating to each Mortgaged Property have been delivered to the Administrative Agent.

SECTION 9. Intellectual Property. Set forth on Schedule 9, in proper form for filing with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, is a true and complete list of each Loan Party’s (a) Copyrights, Copyright Applications and exclusive Copyright Licenses (where a Loan party is a licensee), (b) Patents and Patent Applications and (c) Trademarks and Trademark Applications, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor.

SECTION 10. Commercial Tort Claims. Set forth on Schedule 10 is a true and complete list of commercial tort claims in excess of $1,000,000 held by any Loan Party, including a brief description thereof.

SECTION 11. Deposit Accounts. Set forth on Schedule 11 is a true and complete list of all Deposit Accounts maintained by each Loan Party, other than (a) any Deposit Account that is an operating account maintained by any Loan Party solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Loan Parties are swept, (b) any Deposit Accounts that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance

3

disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses, in each case specifying the name and address of the depositary institution, the type of account (including whether such Deposit Account is a Concentration Account) and the account number.

SECTION 12. Securities Accounts. Set forth on Schedule 12 is a true and complete list of all securities accounts maintained by each Loan Party, specifying the name and address of the financial institution holding the securities account (including a securities intermediary or commodities intermediary), the type of account and the account number.

SECTION 13. Letter of Credit Rights. Set forth on Schedule 13 is a true and complete list of all letters of credit issued in favor of any Loan Party as the beneficiary thereunder, other than any such letters of credit that constitute “Supporting Obligations” within the meaning of the UCC.

SECTION 14. Chattel Paper. Set forth on Schedule 14 is a true and complete list, for each Loan Party, of all chattel paper (whether tangible or electronic), specifying the Loan Party and obligor thereunder, the type, the due date and outstanding principal amount thereof.

SECTION 15. Credit Card Agreements. Set forth on Schedule 15 is a true and complete list of each Credit Card Agreement to which any Loan Party is a party.

[Signature page follows]

4

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [14th] day of [June], 2012.

ASCENA RETAIL GROUP, INC.,

by

	Name:	Armand Correia
	Title:	Executive Vice President and Chief Financial Officer

CHARMING SHOPPES, INC.,

by

	Name:	Eric M. Specter
	Title:	Executive Vice President and Chief Financial Officer

5

Schedule 1

Legal Names

Loan Party’s Exact Legal Name	Former Legal Names (including date of change)

1

Schedule 2A

Jurisdictions and Locations

Loan Party	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if applicable)	Chief Executive Office Address (including county)

2

Schedule 2B

Other Addresses

Loan Party	Locations where Books or Records Relating to Accounts are Maintained (including county)	Other Locations where a Place of Business or any Collateral is Maintained (including county)	Name and Address of Other Persons that have possession of any Collateral (including county)	Owned/ Leased Or Public Warehouse Facility

3

Schedule 5

UCC Filings

Loan Party	UCC Filing	Jurisdiction	UCC Filing Office/Local Filing Office

Fixture Filings

Loan Party	County	Facility Name	Address/City/State/Zip Code

4

Schedule 6

Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

5

Schedule 7

Debt Instruments

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount

6

Schedule 8

Mortgaged Property

Loan Party/Name of Owner	Name/Address/City/State/Zip Code	County/ Parish	UCC Filing Office/Local Filing Office

Schedule 9

Intellectual Property

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.	Exclusive Copyright Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

8

IV.	Patents

Registered Owner	Title of Patent	Country	Type	Registration Number	Issue Date	Expiration

V.	Patent Applications

Registered Owner	Title of Patent	Country	Type	Application Number	Date Filed

VI.	Trademarks

Registered Owner	Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date

VII.	Trademark Applications

Registered Owner	Mark	Country	Application No.	Filing Date

Schedule 10

Commercial Tort Claims

Schedule 11

Deposit Accounts

Loan Party	Depositary Institution (including address)	Type of Account	Account Name and Number

Schedule 12

Securities Accounts

Loan Party	Financial Institution (including address)	Type of Account	Account Number

12

Schedule 13

Letters of Credit

LC Number	Issuing Bank	Beneficiary	Purpose	Issue Date	Expiration Date	Face Value

Schedule 14

Chattel Paper

Loan Party	Obligor	Type (Tangible/Electronic)	Due Date	Outstanding Principal Amount

Schedule 15

Credit Card Agreements

1

EXHIBIT G

[FORM OF] SUPPLEMENTAL PERFECTION CERTIFICATE

Reference is made to the (a) Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries party thereto, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and (b) Term Credit Agreement dated as of June 14, 2012 (as it may be amended, supplemented or otherwise modified, the “Term Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”), among the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity under each Credit Agreement, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreements, Restated Security Agreement and Collateral Agreement referred to therein, as applicable.

This Certificate is dated as of [    ], 20[    ] and is delivered pursuant to Section 5.01(f) of the ABL Credit Agreement and Section 5.01(e) of the Term Credit Agreement (this Certificate and each other Certificate heretofore delivered pursuant to Section 5.01(f) of the ABL Credit Agreement and Section 5.01(e) of the Term Credit Agreement being referred to as a “Supplemental Perfection Certificate”), and supplements the information set forth in the Perfection Certificate delivered on the Second Restatement Effective Date (as supplemented from time to time by the Supplemental Perfection Certificates delivered after the Second Restatement Effective Date and prior to the date hereof, the “Prior Perfection Certificate”); provided that Sections 2 and 15 (and the Schedules related thereto) shall be deemed a part of the Supplemental Perfection Certificate solely with respect to the ABL Credit Agreement.

The undersigned, an executive officer or a Financial Officer of the Company, solely in his capacity as an officer, and not individually, hereby certifies to the Administrative Agent and each other Lender Party and Secured Party with respect to the Company and the Subsidiaries, as follows:

SECTION 1. Reserved.

SECTION 2. Except as set forth on Schedule 2 hereto,1 Schedule 2 to the Prior Perfection Certificate sets forth, with respect to each Loan Party, the name and address of any Person in the United States other than a Loan Party that has possession of any Collateral, other than (a) any Inventory in transit with a common carrier, (b) any Inventory maintained at a third party warehouse location where such Collateral is held for not more than 60 days pending delivery to a retail store upon the initial opening thereof

[1]	Schedule 2 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 2 to the Prior Perfection Certificate that are required in order for the information set forth on Schedule 2 to the Prior Perfection Certificate, when combined with the information set forth on Schedule 2 hereto, to constitute a true and complete list of the name and address of each such Person.

(including the initial opening after the renovation or remodeling of a store) and (c) any Inventory in possession of any such Person if the aggregate fair value of all such Inventory in possession of such Person does not exceed $1,000,000.

SECTION 3. Reserved.

SECTION 4. Reserved.

SECTION 5. Reserved.

SECTION 6. Equity Interests. Except as set forth on Schedule 6 hereto,2 Schedule 6 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests owned by such Loan Party, specifying the issuer and certificate number of, and the number and percentage of ownership represented by, such Equity Interests.

SECTION 7. Debt Instruments. Except as set forth on Schedule 7 hereto,3 Schedule 7 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all promissory notes and other evidence of Indebtedness evidencing (a) Indebtedness of the Company, the Acquired Company or any of their respective Subsidiaries owing to such Loan Party and (b) Indebtedness of any other Person in the principal amount of $5,000,000 or more held by such Loan Party, specifying the creditor and debtor thereunder and the type and outstanding principal amount thereof.

SECTION 8. Mortgaged Property. Except as set forth on Schedule 8 hereto,4 Schedule 8 to the Prior Perfection Certificate sets forth a true and complete list, with respect to each Mortgaged Property, of (a) the exact name of the Person that owns such property, as such name appears in its certificate of organization, (b) if different from the name identified pursuant to clause (a) above, the name of the current record owner of such property, as such name appears in the records of the county recorder’s office for such property identified pursuant to clause (c) below, and (c) the county recorder’s office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to provide constructive notice to third parties of its mortgage lien.

[2]

Schedule 6 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 6 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

[3]	Schedule 7 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 7 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[4]	Schedule 8 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 8 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

2

SECTION 9. Intellectual Property. Except as set forth on Schedule 9 hereto,5 Schedule 9 to the Prior Perfection Certificate sets forth, in proper form for filing with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, a true and complete list of each Loan Party’s (a) Copyrights, Copyright Applications and exclusive Copyright Licenses (where a Loan party is a licensee), (b) Patents and Patent Applications and (c) Trademarks and Trademark Applications, in each case specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor.

SECTION 10. Commercial Tort Claims. Except as set forth on Schedule 10 hereto,6 Schedule 10 to the Prior Perfection Certificate sets forth a true and complete list of commercial tort claims in excess of $1,000,000 held by any Loan Party, including a brief description thereof.

SECTION 11. Deposit Accounts. Except as set forth on Schedule 11 hereto,7 Schedule 11 to the Prior Perfection Certificate sets forth a true and complete list of all Deposit Accounts maintained by each Loan Party, other than (a) any Deposit Account that is an operating account maintained by any Loan Party solely for the use of one of its retail stores (or a group of 80 or fewer retail stores) in which payments received from customers are deposited and which is not an account to which amounts held in other deposit accounts of the Loan Parties are swept, (b) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for the payment of salaries and wages and (c) any Deposit Account that is a zero balance disbursement account the funds in which are used solely for payment of medical or insurance reimbursement, workers’ compensation and similar expenses, in each case specifying the name and address of the depositary institution, the type of account (including whether such Deposit Account is a Concentration Account) and the account number.

SECTION 12. Securities Accounts. Except as set forth on Schedule 12 hereto,8 Schedule 12 to the Prior Perfection Certificate sets forth a true and complete list of all securities accounts maintained by each Loan Party, specifying the name and address of the financial institution holding the securities account (including a securities intermediary or commodities intermediary), the type of account and the account number.

[5]	Schedule 9 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 9 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[6]	Schedule 10 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 10 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[7]	Schedule 11 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 11 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[8]	Schedule 12 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 12 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

3

SECTION 13. Letter of Credit Rights. Except as set forth on Schedule 13 hereto,9 Schedule 13 to the Prior Perfection Certificate sets forth a true and complete list of all letters of credit issued in favor of any Loan Party as the beneficiary thereunder, other than any such letters of credit that constitute “Supporting Obligations” within the meaning of the UCC.

SECTION 14. Chattel Paper. Except as set forth on Schedule 14 hereto,10 Schedule 14 to the Prior Perfection Certificate sets forth a true and complete list, for each Loan Party, of all chattel paper (whether tangible or electronic), specifying the Loan Party and obligor thereunder, the type, the due date and outstanding principal amount thereof.

SECTION 15. Credit Card Agreements. Except as set forth on Schedule 15 hereto,11 Schedule 15 to the Prior Perfection Certificate sets forth a true and complete list of each Credit Card Agreement to which any Loan Party is a party.

[Signature page follows]

[9]	Schedule 13 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 13 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[10]	Schedule 14 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 14 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.
[11]	Schedule 15 hereto sets forth all additions, deletions and other revisions to the information set forth on Schedule 15 to the Prior Perfection Certificate that are required in order for the statement in this Section to be accurate.

4

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [    ] day of [            ], 20[    ].

ASCENA RETAIL GROUP, INC.,

by

Name:
Title:

5

Schedule 2

Other Persons in Possession of Collateral

Loan Party	Name and Address of Other Persons that have possession of any Collateral (including county)

Schedule 6

Equity Interests

Loan Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

S6-2

Schedule 7

Debt Instruments

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule 8

Mortgaged Property

Loan Party/Name of Owner	Name/Address/City/State/Zip Code	County/ Parish	UCC Filing Office/Local Filing Office

Schedule 9

Intellectual Property

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.	Exclusive Copyright Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

Registered Owner	Title of Patent	Country	Type	Registration Number	Issue Date	Expiration

V.	Patent Applications

Registered Owner	Title of Patent	Country	Type	Application Number	Date Filed

VI.	Trademarks

Registered Owner	Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date

VII.	Trademark Applications

Registered Owner	Mark	Country	Application No.	Filing Date

Schedule 10

Commercial Tort Claims

Schedule 11

Deposit Accounts

Loan Party	Depositary Institution (including address)	Type of Account	Account Name and Number

Schedule 12

Securities Accounts

Loan Party	Financial Institution (including address)	Type of Account	Account Number

5

Schedule 13

Letters of Credit

LC Number	Issuing Bank	Beneficiary	Purpose	Issue Date	Expiration Date	Face Value

Schedule 14

Chattel Paper

Loan Party	Obligor	Type (Tangible/Electronic)	Due Date	Outstanding Principal Amount

Schedule 15

Credit Card Agreements

6

EXHIBIT H-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Credit Agreement dated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among Ascena Retail Group, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.15 of the Term Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Term Credit Agreement and used herein shall have the meanings given to them in the Term Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[    ]

EXHIBIT H-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Credit Agreement dated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among Ascena Retail Group, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.15 of the Term Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Term Credit Agreement and used herein shall have the meanings given to them in the Term Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[    ]

EXHIBIT H-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Credit Agreement dated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among Ascena Retail Group, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.15 of the Term Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any of its Subsidaries within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Term Credit Agreement and used herein shall have the meanings given to them in the Term Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[    ]

EXHIBIT H-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Credit Agreement dated as of June 14, 2012 (as amended, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), among Ascena Retail Group, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.15 of the Term Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Term Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any of its Subsidiaries within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any of its Subsidiaries as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Term Credit Agreement and used herein shall have the meanings given to them in the Term Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[    ]

EXHIBIT I

INTERCREDITOR AGREEMENT

dated as of

June 14, 2012,

between

JPMORGAN CHASE BANK, N.A.,

as ABL Agent,

and

JPMORGAN CHASE BANK, N.A.,

as Term Agent

[CS&M Ref. No. 6701-814]

Table of Contents

		Page

ARTICLE I

Definitions

SECTION 1.01.	New York UCC	1
SECTION 1.02.	Other Defined Terms	1
SECTION 1.03.	Terms Generally	13

ARTICLE II

Lien Priorities

SECTION 2.01.	Relative Priorities	14
SECTION 2.02.	Prohibition on Contests	15
SECTION 2.03.	No New Liens	15
SECTION 2.04.	Revolving Nature of ABL Obligations	16

ARTICLE III

Enforcement

SECTION 3.01.	Exercise of Remedies	16
SECTION 3.02.	Lockbox System	20

ARTICLE IV

Payments

SECTION 4.01.	Application of Proceeds	20
SECTION 4.02.	Payments Over	21
SECTION 4.03.	Delivery of Collateral and Proceeds	22

ARTICLE V

Other Agreements

SECTION 5.01.	Releases	22
SECTION 5.02.	Insurance	23
SECTION 5.03.	Certain Provisions Regarding Credit Documents	24
SECTION 5.04.	Bailee for Perfection	25
SECTION 5.05.	When Discharge of Obligations Deemed Not to Have Occurred	26
SECTION 5.06.	Obligations Purchase Right	26
SECTION 5.07.	Sharing of Information; Rights of Access and Use	27

i

ii

Table of Contents

		Page

SECTION 8.12.	Further Assurances	40
SECTION 8.13.	Specific Performance	40
SECTION 8.14.	Headings	41
SECTION 8.15.	Counterparts	41
SECTION 8.16.	Authorization	41
SECTION 8.17.	Parties in Interest	41
SECTION 8.18.	Provisions Solely to Define Relative Rights	41

iii

INTERCREDITOR AGREEMENT dated as of June 14, 2012 (this “Agreement”), between JPMORGAN CHASE BANK, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the ABL Secured Parties (together with its successors and assigns in such capacity, the “ABL Agent”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the Term Secured Parties (together with its successors and assigns in such capacity, the “Term Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.

On the date hereof, (a) Ascena Retail Group, Inc., a Delaware corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Term Agent, are entering into the Term Credit Agreement and (b) the Company, the other Grantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as ABL Agent, are entering into the ABL Credit Agreement.

The ABL Credit Agreement provides that Term Liens shall be permitted under the covenants contained therein, and the Term Credit Agreement provides that ABL Liens shall be permitted under the covenants contained therein, only if such Liens are subject to the terms of an intercreditor agreement in the form of this Agreement. Accordingly, the ABL Secured Parties and the Term Secured Parties have authorized and directed the ABL Agent and the Term Agent, respectively, to enter into this Agreement to set forth their relative rights and remedies with respect to the Collateral.

In consideration of the foregoing and the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. New York UCC. All capitalized terms used but not defined in this Agreement and that are defined in the UCC as in effect in the State of New York shall have the meanings specified therein.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“ABL Agent” has the meaning set forth in the preamble to this Agreement.

“ABL Cap Amount” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Collateral” means all “Collateral”, as defined in the ABL Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject or purported under the terms of any ABL Collateral Document to be made subject to any Lien securing any ABL Obligations.

“ABL Collateral Documents” means the ABL Security Agreement, the ABL Mortgages and the other “Collateral Documents”, as defined in the ABL Credit Agreement, and any other agreement, document or instrument now existing or entered into after the date hereof that grants a Lien on any assets of the Company or any Subsidiary to secure any ABL Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“ABL Credit Agreement” means the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of the date hereof, among the Company, the Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as ABL Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“ABL Documents” means the ABL Credit Agreement, the ABL Collateral Documents and all other “Loan Documents”, as defined in the ABL Credit Agreement.

“ABL Excess Amounts” has the meaning set forth in the definition of “ABL Obligations”.

“ABL Lenders” means “Lenders”, as defined in the ABL Credit Agreement.

“ABL Liens” means all Liens on the Collateral securing the ABL Obligations, whether created under the ABL Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise and whether or not created following the commencement of any Insolvency or Liquidation Proceeding, now or hereafter held by or on behalf of the ABL Agent or any other ABL Secured Party, or any agent or trustee therefor.

“ABL Mortgage” means each mortgage, deed of trust, assignment of leases and rents or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any ABL Obligations.

“ABL Obligations” means all “Secured Obligations”, as defined in the ABL Credit Agreement (including any such Secured Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Secured Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, if the sum of the ABL Obligations consisting of, without duplication, (a) principal amount of loans or advances under the ABL Credit Agreement and the other ABL Documents and (b) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the ABL Credit Agreement and the other ABL Documents (the

2

foregoing ABL Obligations being collectively referred to as the “Capped ABL Obligations”), exceeds $300,000,000 (the “ABL Cap Amount”), then the portion of the Capped ABL Obligations exceeding the ABL Cap Amount (such portion being referred to as the “ABL Excess Amounts”), and all interest, premiums, reimbursement obligations and other amounts in respect of the ABL Excess Amounts, shall be secured by the ABL Collateral Documents but shall not constitute “ABL Obligations” for all purposes of this Agreement (other than Sections 2.02 and 2.04, the definition of the term “Grantors” and the definition of the term “ABL Liens” as such term is used in Sections 2.01 and 2.02).

“ABL Priority Collateral” means any and all of the following that constitute Collateral: (a) all Accounts (other than Accounts arising under contracts for the sale of Term Priority Collateral); (b) all Chattel Paper (including Electronic Chattel Paper); (c) all tax refunds of any kind; (d) all Deposit Accounts and Securities Accounts (other than any Proceeds Collateral Account), and all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit therein or credited thereto, and all Security Entitlements arising therefrom (in each case, subject to Section 3.03, other than any identifiable Proceeds of the Term Priority Collateral); (e) all Inventory; (f) all rights to business interruption insurance; (g) solely to the extent evidencing, governing, securing or otherwise relating to the items referred to in any of the preceding clauses, all Documents, General Intangibles (other than Intellectual Property and Equity Interests), Instruments, Investment Property (other than Equity Interests) and Letter of Credit Rights; (h) except to the extent constituting Term Priority Collateral pursuant to clause (f) of the definition of such term, all Proceeds, including insurance Proceeds, of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (i) all books and records relating to any of the foregoing. Notwithstanding the foregoing, the term “ABL Priority Collateral” shall not include any assets referred to in clauses (a), (b), (c), (d) and (e) of the definition of the term “Term Priority Collateral”.

“ABL Secured Parties” means the ABL Agent and the other “Lender Parties” as defined in the ABL Credit Agreement.

“ABL Security Agreement” means the Amended and Restated Security Agreement dated as of the date hereof, among the Company, the other Grantors and the ABL Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means the ABL Agent and the Term Agent.

“Agreement” has the meaning set forth in the preamble hereto.

3

“Amend” means, in respect of any Indebtedness, obligation or agreement, to amend, restate, modify, waive, supplement, restructure, extend, increase or renew such Indebtedness, obligation or agreement, in whole or in part. The terms “Amended” and “Amendment” shall have correlative meanings.

“Banking Services” has the meaning set forth in the ABL Credit Agreement.

“Banking Services Obligations” has the meaning set forth in the ABL Credit Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capped ABL Obligations” has the meaning set forth in the definition of “ABL Obligations”.

“Capped Term Obligations ” has the meaning set forth in the definition of “Term Obligations”.

“Cash Collateral Usage” has the meaning set forth in Section 6.01.

“Casualty” means any insured event of damage or casualty relating to all or any part of the Collateral.

“Class” refers to either (a) the ABL Agent, the ABL Collateral Documents, the ABL Credit Agreement, the ABL Documents, the ABL Obligations or the ABL Secured Parties, on the one hand, as opposed to (b) the Term Agent, the Term Collateral Documents, the Term Credit Agreement, the Term Documents, the Term Obligations or the Term Secured Parties, on the other hand.

“Collateral” means any assets of the Company or any Subsidiary that constitute the ABL Collateral or the Term Collateral.

“Collateral Documents” means the ABL Collateral Documents and the Term Collateral Documents.

“Company” has the meaning set forth in the recitals to this Agreement.

“Condemnation” means any taking, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority or any other Person relating to any part of the Collateral.

4

“Condemnation Proceeds” means all compensation, awards and other payments or relief (including instruments and payments with respect to a deed in lieu of condemnation) to which the Company or any Subsidiary shall be entitled by law or otherwise in respect of any Condemnation.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Copyright Office or any similar office in any other country.

“Credit Agreements” means the ABL Credit Agreement and the Term Credit Agreement.

“Credit Documents” means the ABL Documents and the Term Documents.

“DIP Financing” has the meaning set forth in Section 6.01.

“Discharge” means, with respect to the Obligations of any Class, subject to Sections 5.05 and 6.05:

(a) payment in full in cash of the principal of and interest (including any Post-Petition Amounts in the nature of interest) on all Obligations of such Class;

(b) payment in full in cash of all other Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any Post-Petition Amounts in the nature of fees, costs, expenses and other amounts);

5

(c) except for purposes of Section 5.02, termination or expiration of all commitments, if any, to extend credit that would give rise to Obligations of such Class; and

(d) termination or cash collateralization of all letters of credit the reimbursement or payment obligations in respect of which constitute Obligations of such Class (any such cash collateralization to be in an amount and manner reasonably satisfactory to the Agent of such Class, but in no event shall such amount be greater than 105% of the aggregate undrawn face amount of such letters of credit).

“Discharge of Senior Obligations” means, with respect to any Collateral, the Discharge of Obligations constituting Senior Obligations with respect to such Collateral. The parties hereto acknowledge that (a) with respect to the ABL Liens on the Term Priority Collateral and the ABL Obligations insofar as they are secured by such Liens, a Discharge of Senior Obligations shall mean a Discharge of the Term Obligations and (b) with respect to the Term Liens on the ABL Priority Collateral and the Term Obligations insofar as they are secured by such Liens, the Discharge of Senior Obligations shall mean a Discharge of the ABL Obligations.

“Disposition” means any sale, lease, exchange, transfer or other disposition.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest (other than, prior to the date of such conversion, any Indebtedness that is convertible into any such Equity Interests).

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Grantors” means the Company and each Subsidiary that shall have created or purported to create any Lien on all or any part of its assets to secure any ABL Obligation or any Term Obligation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the meaning of the ABL Credit Agreement or the Term Credit Agreement, as in effect on the date hereof.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or

6

proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of the assets of any Grantor, (c) any liquidation, dissolution, reorganization or winding up of any Grantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property License” has the meaning set forth in Section 5.08(a).

“Junior Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are junior and subordinate to the Liens of the other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), the ABL Agent is the Junior Agent with respect to the Term Priority Collateral and the Term Agent is the Junior Agent with respect to the ABL Priority Collateral, and that, accordingly, any reference herein to the “Junior Agent” shall be construed as a reference to the ABL Agent insofar as the Term Priority Collateral is concerned and to the Term Agent insofar as the ABL Priority Collateral is concerned.

“Junior Documents” means (a) with respect to Junior Obligations that are ABL Obligations or Junior Secured Parties that are ABL Secured Parties, the ABL Documents and (b) with respect to Junior Obligations that are Term Obligations or the Junior Secured Parties that are Term Secured Parties, the Term Documents.

“Junior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the ABL Liens on the ABL Priority Collateral, the Term Liens on such Collateral, and (b) with respect to the Term Priority Collateral or the Term Liens on the Term Priority Collateral, the ABL Liens on such Collateral.

“Junior Obligations” means (a) with respect to any Collateral or any Senior Liens thereon, any Obligations that are secured by Junior Liens on such Collateral and (b) with respect to any Senior Obligations or Senior Secured Parties secured by any Collateral, any Obligations that are secured by Junior Liens on such Collateral.

7

“Junior Priority Collateral” means (a) with respect to the ABL Agent and any other ABL Secured Party, Term Priority Collateral and (b) with respect to the Term Agent and any other Term Secured Party, ABL Priority Collateral.

“Junior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are junior and subordinate to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that the ABL Secured Parties are the Junior Secured Parties with respect to the Term Priority Collateral and the Term Secured Parties are the Junior Secured Parties with respect to the ABL Priority Collateral, and that, accordingly, any reference herein to the “Junior Secured Parties” shall be construed as a reference to the ABL Secured Parties insofar as the Term Priority Collateral is concerned and to the Term Secured Parties insofar as the ABL Priority Collateral is concerned.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement with respect to intellectual property to which any Grantor is a party.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“New Agent” has the meaning set forth in Section 5.05.

“Notice of New Obligations” has the meaning set forth in Section 5.05.

“Notification of Proceeds” has the meaning set forth in Section 3.02.

“Obligations” means all ABL Obligations and all Term Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell any invention on which a Patent now or hereafter owned by any other Person, or that any other Person now or hereafter otherwise has the right to license, is in existence, and all rights of any such Person under any such agreement.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

8

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning set forth in Section 5.04(a).

“Post-Petition Amounts” means, with respect to any Obligations, all interest (including interest accruing at the default rate specified in the applicable Credit Documents), fees, costs, expenses and other amounts that would accrue and become due after commencement of any Insolvency or Liquidation Proceeding but for commencement of such Insolvency or Liquidation Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency or Liquidation Proceeding.

“Proceeds Collateral Account” has the meaning set forth in the Term Credit Agreement.

“Purchase Event” means, with respect to the Obligations of any Class, the occurrence of any of the following: (a) an acceleration of the Obligations of such Class in accordance with the terms of the Credit Agreement of such Class; (b) a payment default in respect of Obligations under the Credit Agreement of such Class that has not been cured or waived in accordance with the terms thereof within 30 days of the occurrence thereof; or (c) the commencement of any Insolvency or Liquidation Proceeding.

“Recovery” has the meaning set forth in Section 6.05.

“Refinance” means, in respect of any Indebtedness, to refinance or replace, or to issue other Indebtedness in exchange for or replacement of, such Indebtedness in whole or in part. The terms “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Parties” means (a) in the case of the ABL Agent, the ABL Secured Parties and (b) in the case of the Term Agent, the Term Secured Parties.

“Secured Parties” means the ABL Secured Parties and the Term Secured Parties.

“Senior Agent” means, as to any Collateral, the Agent whose Liens on such Collateral are senior to the Liens of the other Agent on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that, subject to the proviso set forth in Section 2.01(a), the ABL Agent is the Senior Agent with respect to the ABL Priority Collateral and the Term Agent is the Senior Agent with respect to the Term Priority Collateral, and that, accordingly, any reference herein to the “Senior Agent” shall be construed as a reference to the ABL Agent insofar as the ABL Priority Collateral is concerned and to the Term Agent insofar as the Term Priority Collateral is concerned.

9

“Senior Documents” means (a) with respect to Senior Obligations that are ABL Obligations, the ABL Documents and (b) with respect to Senior Obligations that are Term Obligations, the Term Documents.

“Senior Liens” means, subject to the proviso set forth in Section 2.01(a), (a) with respect to the ABL Priority Collateral or the Term Liens on the ABL Priority Collateral, the ABL Liens on such Collateral, and (b) with respect to the Term Priority Collateral or the ABL Liens on the Term Priority Collateral, the Term Liens on such Collateral, and, in each case, any Liens incurred in connection with any Refinancing of Senior Obligations that are deemed to be Senior Liens under Section 5.05.

“Senior Obligations” means (a) with respect to any Collateral or any Junior Liens thereon, any Obligations that are secured by Senior Liens on such Collateral and (b) with respect to any Junior Obligations or Junior Secured Parties secured by any Collateral, any Obligations that are secured by Senior Liens on such Collateral.

“Senior Priority Collateral” means (a) with respect to the ABL Agent and any other ABL Secured Party, ABL Priority Collateral and (b) with respect to the Term Agent and any other Term Secured Party, Term Priority Collateral.

“Senior Secured Parties” means, as to any Collateral, the Secured Parties whose Liens on such Collateral are senior to the Liens of the other Secured Parties on such Collateral pursuant to the terms of this Agreement. The parties hereto acknowledge that the ABL Secured Parties are the Senior Secured Parties with respect to the ABL Priority Collateral and the Term Secured Parties are the Senior Secured Parties with respect to the Term Priority Collateral, and that, accordingly, any reference herein to the “Senior Secured Parties” shall be construed as a reference to the ABL Secured Parties insofar as the ABL Priority Collateral is concerned and to the Term Secured Parties insofar as the Term Priority Collateral is concerned.

“Subject Obligations” has the meaning set forth in Section 5.06.

“Subject Secured Parties” has the meaning set forth in Section 5.06.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Company.

10

“Successor Intellectual Property License” has the meaning set forth in Section 5.08(b).

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Swap Agreement.

“Swap Obligations” shall mean, with respect to any Person, the obligations of such Person under any Swap Agreement.

“Term Agent” has the meaning set forth in the preamble to this Agreement.

“Term Cap Amount” has the meaning set forth in the definition of “Term Obligations”.

“Term Collateral” means all “Collateral”, as defined in the Term Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject or purported under the terms of any Term Collateral Document to be made subject to any Lien securing any Term Obligations.

“Term Collateral Documents” means the Term Guarantee and Collateral Agreement, the Term Mortgages and the other “Collateral Documents”, as defined in the Term Credit Agreement, and any other agreement, document or instrument now existing or entered into after the date hereof that grants a Lien on any assets of the Company or any Subsidiary to secure any Term Obligations, as each may be Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Term Credit Agreement” means the Term Loan Agreement dated as of the date hereof, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Term Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

“Term Documents” means the Term Credit Agreement, the Term Collateral Documents and all other “Loan Documents”, as defined in the Term Credit Agreement.

“Term Excess Amounts” has the meaning set forth in the definition of “Term Obligations”.

“Term Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement dated as of the date hereof, among the Company, the Subsidiaries party thereto and the Term Agent, as Amended from time to time, including after the commencement of any Insolvency or Liquidation Proceeding.

11

“Term Liens” means all Liens on the Collateral securing the Term Obligations, whether created under the Term Collateral Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise and whether or not created following the commencement of any Insolvency or Liquidation Proceeding, now or hereafter held by or on behalf of the Term Agent or any other Term Secured Party, or any agent or trustee therefor.

“Term Mortgage” means each mortgage, deed of trust, assignment of leases and rents or other security document that grants a Lien on any real property owned or leased by any Grantor to secure any Term Obligations.

“Term Obligations” means all “Secured Obligations”, as defined in the Term Guarantee and Collateral Agreement (including any such Secured Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Secured Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, if the sum of the Term Obligations consisting of, without duplication, (a) principal amount of loans or advances under the Term Credit Agreement and the other Term Documents and (b) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the Term Credit Agreement and the other Term Documents (the foregoing Term Obligations being collectively referred to as the “Capped Term Obligations”), exceeds $400,000,000 (the “Term Cap Amount”), then the portion of the Capped Term Obligations exceeding the Term Cap Amount (such portion being referred to as the “Term Excess Amounts”), and all interest, premiums, reimbursement obligations and other amounts in respect of the Term Excess Amounts, shall be secured by the Term Collateral Documents but shall not constitute “Term Obligations” for all purposes of this Agreement (other than Sections 2.02 and 2.04, the definition of the term “Grantors” and the definition of the term “Term Liens” as such term is used in Sections 2.01, 2.02).

“Term Priority Collateral” means any and all of the following that constitute Collateral: (a) all Equipment, all real property and interests therein (including both fee and leasehold interests) and all fixtures; (b) all Intellectual Property; (c) each Proceeds Collateral Account, and all cash, cash equivalents, checks and other negotiable Instruments, funds and other evidences of payment and all Financial Assets held on deposit therein or credited thereto, and all Security Entitlements arising therefrom; (d) all Equity Interests; (e) all Commercial Tort Claims; (f) to the extent not expressly constituting ABL Priority Collateral (disregarding, for purposes of this clause (f), clause (i) of the definition of the term “ABL Priority Collateral”), all Investment Property, all Documents, all General Intangibles, all Instruments and all Letter of Credit Rights; (g) all other Collateral not constituting ABL Priority Collateral; (h) all Proceeds, including insurance Proceeds (other than business interruption insurance proceeds), of any of the foregoing and all collateral security and guarantees or other credit support given by any Person with respect to any of the foregoing; and (i) all books and records relating to any of the foregoing.

12

“Term Secured Parties” means the Term Agent and the other “Secured Parties” as defined in the Term Guarantee and Collateral Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person, or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

SECTION 1.03. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected persons customarily comply) of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time Amended (subject to any restrictions on such Amendments set forth herein); (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, and any reference herein to the Company or any other Grantor shall be construed to include the Company or such other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or such other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding; (c) the words “herein”, “hereof” and “hereunder”, and words of similar

13

import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; and (d) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

ARTICLE II

Lien Priorities

SECTION 2.01. Relative Priorities. (a) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of any ABL Lien or any Term Lien on any Collateral, (ii) any provision of the UCC or any other applicable law or of any ABL Document or any Term Document, (iii) any defect or deficiencies in, or failure to perfect, any ABL Lien or any Term Lien or (iv) any other circumstance whatsoever, each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that:

(A) any ABL Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Term Lien on any ABL Priority Collateral;

(B) any Term Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any ABL Lien on any ABL Priority Collateral;

(C) any Term Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any ABL Lien on any Term Priority Collateral; and

(D) any ABL Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Term Lien on any Term Priority Collateral;

provided that notwithstanding anything to the contrary contained in this Agreement:

(1) any ABL Lien on any ABL Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, insofar as such ABL Lien secures ABL Excess Amounts, shall be junior and subordinate in all respects to all Term Liens on any ABL Priority Collateral (other than any Term Lien insofar as such Term Lien secures Term Excess Amounts); and

(2) any Term Lien on any Term Priority Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law,

14

subrogation or otherwise, insofar as such Term Lien secures Term Excess Amounts, shall be junior and subordinate in all respects to all ABL Liens on any Term Priority Collateral (other than any ABL Lien insofar as such ABL Lien secures ABL Excess Amounts).

(b) The relative Lien priorities in respect of any Collateral set forth in this Section are only with respect to the priority of the Liens held by or on behalf of the Agents and their Related Secured Parties and shall not constitute a subordination of any Obligations to any other Obligations.

SECTION 2.02. Prohibition on Contests. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will (and hereby waives any right to) contest or question the validity or enforceability of, or join or otherwise support any other Person in contesting or questioning the validity or enforceability of, in any proceeding, including any Insolvency or Liquidation Proceeding, (a) the existence, perfection, priority, validity or enforceability of any ABL Lien (whether securing ABL Obligations or any ABL Excess Amounts) or any Term Lien (whether securing Term Obligations or any Term Excess Amounts), (b) the validity or enforceability of any ABL Obligations (or any ABL Excess Amounts) or any Term Obligations (or any Term Excess Amounts) or (c) the enforceability of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the right of any Secured Party to enforce this Agreement.

SECTION 2.03. No New Liens. (a) Whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent agrees, for itself and on behalf of its Related Secured Parties, that no Secured Party shall accept any additional Lien under any Collateral Document on any asset of any Grantor to secure Obligations of any Class unless such Grantor has granted or concurrently grants a Lien on such asset to secure Obligations of the other Class (all such Liens to have the relative priorities set forth herein based on whether the assets subject to such Liens constitute ABL Priority Collateral or Term Priority Collateral and whether such Liens secure ABL Excess Amounts or Term Excess Amounts); provided that the foregoing shall not apply to (i) Liens on any asset of any Grantor granted to secure Obligations of any Class if such asset is expressly excluded from the grant of a security interest by such Grantor pursuant to the Collateral Documents of the other Class and (ii) additional Liens on any asset of any Grantor granted to secure Obligations of any Class if, prior to such grant, such Grantor has offered in writing to grant a Lien on such asset to secure Obligations of the other Class and the Agent of such other Class has affirmatively declined in writing to accept such Lien or has failed to respond to such offer within 30 days thereof, in which case such Agent shall be deemed to have declined to accept such Lien. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the other Agent or any of its Related Secured Parties, each Agent, for itself and on behalf of its Related Secured Parties, agrees that any amounts received by or distributed to such Agent or any of its Related Secured Parties pursuant to or as a result of Liens granted in contravention of this Section shall be subject to Section 4.02.

15

(b) Each Agent agrees, for itself and on behalf of its Related Secured Parties, to cooperate in good faith in order to determine, upon any reasonable request by the other Agent, the specific assets included in the ABL Collateral and the Term Collateral, the steps taken to perfect the ABL Liens and the Term Liens thereon and the identity of the respective parties obligated under the ABL Documents and the Term Documents.

SECTION 2.04. Revolving Nature of ABL Obligations. The Term Agent, for itself and on behalf of its Related Secured Parties, expressly acknowledges and agrees that (a) the ABL Credit Agreement includes a revolving commitment and that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, (b) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (c) all cash collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time and from time to time and (d) the advance rates under the ABL Credit Agreement may be reduced, and Reserves (as defined in the ABL Credit Agreement) may be imposed, under the terms of the ABL Credit Agreement, in each case without altering or otherwise affecting the Lien priorities set forth in this Agreement.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) Until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them will:

(i) enforce or exercise, or seek to enforce or exercise, any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class (including the exercise of any right of set-off or enforcement of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided that the parties hereto acknowledge and agree that this Section shall not in any way prohibit any Agent or any of its Related Secured Parties from (A) commencing, or joining in filing of a petition for commencement of, any involuntary Insolvency or Liquidation Proceeding of the type described in clause (a) or (b) of the definition of such term or (B) exercising any of its rights during an Insolvency or Liquidation Proceeding to the extent expressly permitted by Article VI;

(ii) subject to the proviso set forth in paragraph (a)(i) of this Section, commence or join with any Person (other than the Senior Secured Parties upon the request thereof) in commencing, or file with any court documents that seek to commence, or petition for or vote in favor of, any action or proceeding with

16

respect to any rights or remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class (including any foreclosure action or seeking or requesting relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof);

(iii) contest, protest or object to any foreclosure proceeding or action brought by any Secured Party of the other Class with respect to, or any other enforcement or exercise by any Secured Party of such other Class of any rights and remedies relating to, any Senior Priority Collateral of such Secured Party, whether under the Credit Documents of such other Class or otherwise and including any Disposition of any such Senior Priority Collateral, whether by foreclosure or otherwise; and

(iv) contest, protest or object to the forbearance by any Secured Party of the other Class from bringing or pursuing any foreclosure proceeding or action with respect to, or any other enforcement or exercise by any Secured Party of such other Class of any rights or remedies relating to, any Senior Priority Collateral of such Secured Party;

provided that, in each case under this Section, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral resulting from actions taken by any Senior Secured Party in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01.

(b) Subject to the terms and conditions of this Agreement (including paragraph (a)(i) of this Section), until the Discharge of Senior Obligations with respect to such Collateral has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Senior Secured Parties in respect of such Collateral shall have the exclusive right to enforce and exercise rights and remedies (including the exercise of any right of set-off, any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement and the right to credit bid their debt) with respect to any of their Senior Priority Collateral and, in the course of such exercise, make related determinations regarding the release, Disposition or restrictions with respect to any such Collateral, without any consultation with or the consent of any Junior Secured Party; provided that the Junior Liens on such Collateral shall remain on the Proceeds of such Collateral so released or Disposed of, subject to the relative Lien priorities set forth in Section 2.01. In exercising rights and remedies with respect to any of its Senior Priority Collateral, each Senior Secured Party may enforce the provisions of the applicable Senior Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in its sole discretion. Such exercise and enforcement shall include the right of any agent appointed by any Senior Secured Party to sell or otherwise Dispose of such Collateral upon foreclosure, to incur expenses in connection with such sale or other Disposition and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

17

(c) Notwithstanding the foregoing provisions of this Section, the Secured Parties of any Class may:

(i) file a claim or statement of interest with respect to Obligations of such Class in any Insolvency or Liquidation Proceeding;

(ii) take any action in order to create, perfect, preserve, protect or prove (but not enforce) their Junior Liens on any Collateral, provided that no such action is, or could reasonably be expected to be, (A) adverse to the priority status of any Senior Liens on such Collateral or the rights of any Senior Secured Party to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement, including the automatic release of Junior Liens provided in Section 5.01;

(iii) file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any Secured Party of such Class, including any claims secured by Junior Priority Collateral thereof, or the avoidance of any Liens on the Collateral securing Obligations of such Class, in each case, to the extent not inconsistent with the terms of this Agreement;

(iv) exercise their rights and remedies as unsecured creditors to the extent (and only to the extent) provided in paragraph (e) of this Section;

(v) vote on any plan of reorganization (including to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), file any proof of claim with respect to Obligations or Liens of such Class, and make other filings and make any arguments and motions, in each case, to the extent not inconsistent with the terms of this Agreement; and

(vi) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to any Collateral initiated by any Senior Secured Party with respect thereto, to the extent that any such action could not reasonably be expected to restrain, hinder, limit, delay for any significant period or otherwise interfere with the exercise of rights or remedies with respect to such Collateral by the Senior Secured Parties (it being understood that no Junior Secured Party shall be entitled to receive any Proceeds thereof unless otherwise expressly permitted hereby).

Each Agent, for itself and on behalf of its Related Secured Parties, agrees that it will not take or receive any Senior Priority Collateral of any Secured Party of the other Class or any Proceeds of any such Collateral in connection with the enforcement or exercise of any right or remedy (including any right of set-off) with respect to such Collateral in its capacity as a creditor, or in connection with any insurance policy relating to any such Collateral or any Condemnation Proceeds relating to any such Collateral, in each case to the extent such action is inconsistent with the terms of this Agreement. Without limiting

18

the generality of the foregoing, until the Discharge of Senior Obligations with respect to such Collateral has occurred, except as expressly provided in this paragraphs (a) and (c) of this Section (but subject to Section 4.02) and Sections 5.07, 5.08, 5.09, 6.03(b) and 6.03(c), the sole right of the Secured Parties of any Class with respect to any of the Senior Priority Collateral of the Secured Parties of the other Class is to hold a Junior Lien on such Collateral and to receive a share of the Proceeds thereof, if any, after such Discharge of Senior Obligations has occurred.

(d) Subject to paragraphs (a) and (c) of this Section and Sections 5.07, 5.08, 5.09, 6.03(b) and 6.03(c), each Agent, for itself and on behalf of its Related Secured Parties:

(i) agrees that neither such Agent nor any of its Related Secured Parties will take any action that (A) could reasonably be expected to restrain, hinder, limit, delay or otherwise interfere with (1) any enforcement or exercise of remedies with respect to any Senior Priority Collateral of any Secured Party of the other Class, including any Disposition of such Senior Priority Collateral, whether by foreclosure or otherwise, or (2) the realization by any Secured Party of the other Class of the full value of any of its Senior Priority Collateral or (B) otherwise would be prohibited hereunder, including any Disposition of any such Collateral, whether by foreclosure or otherwise;

(ii) waives any and all rights such Agent or any of its Related Secured Parties may have as junior lien creditors or otherwise to object to the manner in which any Secured Party of the other Class seeks to enforce or collect any Obligations of such other Class or to enforce or realize on its Senior Liens on any Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Secured Party of such other Class is adverse to the interests of such Agent or any of its Related Secured Parties; and

(iii) acknowledges and agrees that no covenant, agreement or restriction contained in any Collateral Document or other Credit Document of any Class shall be deemed to restrict in any way the rights and remedies of any Secured Party of the other Class with respect to any Collateral subject to its Senior Liens as set forth in this Agreement and the Credit Documents of such other Class.

(e) Notwithstanding anything to the contrary in this Agreement, the Secured Parties of any Class may, in accordance with the terms of the Documents of such Class and applicable law, enforce rights and exercise remedies against the Company and any other Grantor as unsecured creditors; provided that no such action is inconsistent with the terms of this Agreement (including the limitations set forth in paragraphs (a) and (d) of this Section and in Article VI); provided further that in the event any Secured Party becomes a judgment Lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to any of its Obligations, such judgment Lien shall be subject to the terms of this Agreement, including the relative Lien priorities set forth in Section 2.01.

19

(f) Nothing in this Agreement shall prohibit the receipt by any Secured Party of any Class of the required or permitted payments of interest, principal and other amounts owed in respect of Obligations of such Class so long as such receipt is not the direct or indirect result of the enforcement or exercise by any Secured Party of such Class of rights or remedies as a secured creditor (including the right of set-off) against, or otherwise holding a Junior Lien on, the Senior Priority Collateral of any Secured Party of the other Class or enforcement in contravention of this Agreement of any Junior Lien on any such Collateral (it being agreed that any such enforcement or exercise permitted by this Agreement shall be subject to Section 4.02). Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies any Secured Party of any Class may have with respect to any Collateral subject to its Senior Liens.

SECTION 3.02. Lockbox System. The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges that, under the terms of the ABL Documents, Grantors are or may be required to ensure that all payments on Accounts constituting ABL Priority Collateral, or on other ABL Priority Collateral, are made to Deposit Accounts or lockboxes related thereto that constitute ABL Priority Collateral, and agrees that, notwithstanding anything to the contrary set forth herein, no ABL Secured Party shall have any duty, responsibility or obligation to any Term Secured Party with respect to such Deposit Accounts or lockboxes, including no obligation to pay over to any Term Secured Party any payments received into any such Deposit Account or lockbox at any time. The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that to the extent that Proceeds of any Term Priority Collateral are deposited into any Deposit Accounts or lockboxes and are subsequently applied to repay or prepay the ABL Obligations, in the absence of the ABL Agent’s willful misconduct or gross negligence (such absence to be presumed unless otherwise determined by a final, non-appealable judgment of a court of competent jurisdiction), the sole remedy of the Term Secured Parties with regard to such Proceeds shall be to proceed directly against the Grantors unless, prior to the time such proceeds are applied to repay or prepay the ABL Obligations, the ABL Agent has actually received a Notification of Proceeds. For purposes of the foregoing, a “Notification of Proceeds” means a notice in writing from the Term Collateral Agent or any Grantor to the ABL Agent containing the following information: (a) the Term Priority Collateral being sold or otherwise Disposed; (b) the proposed date of the sale or other Disposition; (c) the approximate amount of Proceeds therefrom; and (d) the name and contact information of the buyer or transferee of such Term Priority Collateral or, in the case of an auction, of the auctioneer.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. (a) Each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that the ABL Priority Collateral or

20

Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such ABL Priority Collateral upon the enforcement or exercise or any right or remedy (including any right of set-off) shall be applied:

(i) first, to the payment of the ABL Obligations in accordance with the ABL Documents,

(ii) second, to the payment of the Term Obligations in accordance with the Term Documents,

(iii) third, to the payment of ABL Excess Amounts in accordance with the ABL Documents,

(iv) fourth, to the payment of Term Excess Amounts in accordance with the Term Documents, and

(v) fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b) Each Agent, for itself and on behalf of its Related Secured Parties, hereby agrees that the Term Priority Collateral or Proceeds thereof received in connection with the sale or other Disposition of, or collection on, such Term Priority Collateral upon the enforcement or exercise or any right or remedy (including any right of set-off) shall be applied:

(i) first, to the payment of the Term Obligations in accordance with the Term Documents,

(ii) second, to the payment of the ABL Obligations in accordance with the ABL Documents,

(iii) third, to the payment of Term Excess Amounts in accordance with the Term Documents,

(iv) fourth, to the payment of ABL Excess Amounts in accordance with the ABL Documents, and

(v) fifth, the balance, if any, to the Grantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 4.02. Payments Over. So long as the Discharge of Senior Obligations with respect to any Collateral has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, if (a) any Junior Secured Party receives any Collateral subject to any Senior Lien or any Proceeds of any such Collateral, or any other payment in connection with or on account of such Collateral, (i) in connection with the enforcement or exercise of any right or remedy (including any

21

right of set-off) relating to such Collateral, the transfer of such Collateral or Proceeds to any Junior Secured Party by any Person holding a Lien on such Collateral that is subordinate to the Junior Lien on such Collateral, or any insurance policy claim or any Condemnation Proceeds in respect of such Collateral or (ii) as a distribution or recovery in any Insolvency or Liquidation Proceeding, (b) any Junior Secured Party receives, in contravention of Section 2.03, any Collateral of the type that would constitute Junior Priority Collateral of such Junior Secured Party, or any Proceeds of any such Collateral, or any other payment in connection with or on account of such Collateral, or (c) any Junior Secured Party receives any additional Collateral referred to in Section 6.03(b)(ii) that pursuant to such Section is subject to the provisions of this Section 4.02, or any Proceeds of such additional Collateral, or any other payment in connection with or on account of such additional Collateral, then, in each case, such Collateral or Proceeds thereof, or such other payment, shall be segregated and held in trust and forthwith transferred or paid over to the Senior Collateral Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Senior Obligations occurs, each Junior Agent, for itself and on behalf of its Related Secured Parties, hereby appoints the Senior Agent, and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of each such Junior Secured Party or in such Senior Agent’s own name, from time to time in such Senior Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all action or to execute and any all documents and instruments that may be necessary or appropriate to accomplish the purposes of this Section, including any endorsements or other instruments of transfer (which appointment is irrevocable and coupled with an interest).

SECTION 4.03. Delivery of Collateral and Proceeds. Upon the Discharge of Obligations of any Class, the Agent of such Class shall, except as may otherwise be required by applicable law or any order of any court or other Governmental Authority, deliver, at the expense of the Grantors, to the Agent of the other Class, without representation or recourse, any Collateral (including any Pledged or Controlled Collateral) held by the Agent of such Class at such time in the same form as received, with any necessary endorsements (so as, in respect of any such Pledged or Controlled Collateral, to allow the Agent of such other Class to obtain possession or control thereof), to be applied by the Agent of such other Class to the Obligations of such other Class in the order specified in the Credit Documents of such other Class.

ARTICLE V

Other Agreements

SECTION 5.01. Releases. (a) The Junior Liens on any Collateral shall be automatically, unconditionally and simultaneously released if:

(i) in connection with the enforcement or exercise of its rights or remedies in respect of such Collateral, the Senior Agent, for itself and on behalf of its Related Secured Parties, releases its Senior Liens on any part of such Collateral; or

22

(ii) in connection with any Disposition permitted under the terms of both the ABL Documents and the Term Documents, the Senior Agent, for itself and on behalf of its Related Secured Parties, releases any of its Senior Liens on any part of such Collateral, other than following the Discharge of Senior Obligations with respect to such Collateral; or

provided that, in each case, the Junior Liens on such Collateral shall attach to all Proceeds of such Collateral in accordance with this Agreement, subject to the relative Lien priorities set forth in Section 2.01.

(b) The Junior Agent with respect to any Collateral, for itself or on behalf of its Related Secured Parties, promptly shall (at the Grantors’ expense) execute and deliver to the Senior Agent such documents and instruments as the Senior Agent may reasonably request to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release.

(c) Until the Discharge of Obligations of the other Class has occurred, each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably constitutes and appoints the other Agent and any officer or agent of the other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name, place and stead of such Agent or its Related Secured Parties or in such other Agent’s own name, from time to time in such other Agent’s discretion, for the purpose of carrying out the terms of this Section, to take any and all action and to execute any and all documents and instruments that may be necessary or appropriate to accomplish the purposes of this Section, including any endorsements or other instruments of transfer or release (which appointment is irrevocable and coupled with an interest).

(d) Until the Discharge of Senior Obligations in respect of such Collateral has occurred, to the extent that the Senior Agent or the Senior Secured Parties released any Senior Lien on any Collateral and any such Lien is later reinstated, then the Junior Agent, for itself and for its Related Secured Parties, shall have a Lien on such Collateral, subject to the relative Lien priorities set forth in Section 2.01.

SECTION 5.02. Insurance. (a) Until the Discharge of Term Obligations has occurred, and subject to the rights of the Grantors under the Term Documents, the Term Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any Casualty to, or to approve any Condemnation Proceeds in respect of, any Term Priority Collateral, and all Proceeds on account thereof shall be paid to the Term Agent.

(b) Until the Discharge of ABL Obligations has occurred, and subject to the rights of the Grantors under the ABL Documents, the ABL Secured Parties shall have the exclusive right to adjust settlement under any insurance policy in respect of any Casualty to, or to approve any Condemnation Proceeds in respect of, any ABL Priority Collateral, and all Proceeds on account of ABL Priority Collateral shall be paid to the ABL Agent.

23

(c) Until the Discharge of ABL Obligations has occurred, subject to the rights of the Grantors under the ABL Documents, the ABL Secured Parties shall have the exclusive right to adjust settlement in respect of all business interruption insurance, and all Proceeds on account thereof shall be paid to the ABL Agent.

(d) Any insurance Proceeds and Condemnation Proceeds received by the Agent of any Class in accordance herewith shall, subject to the rights of the Grantors under the Credit Documents of such Class, be held or applied by it in accordance with such Credit Documents; provided that following the acceleration of the Obligations of such Class under such Credit Documents, all such amounts shall be promptly applied to such Obligations to the extent permitted under applicable law.

(e) Until the Discharge of Obligations of the other Class has occurred, if any Secured Party of any Class shall, at any time, receive any insurance Proceeds (including Proceeds of the business interruption insurance) or Condemnation Proceeds in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay over such insurance Proceeds or Condemnation Proceeds over to the Agent of the other Class in accordance with the terms of Section 4.02.

(f) Each Agent, for itself and on behalf of its Related Secured Parties, agrees to cooperate with the Agent and Secured Parties of the other Class in connection with any Condemnation or Casualty for the purpose of carrying out the terms of this Section. In furtherance of the foregoing, each Agent agrees promptly to execute and deliver to the Agent of the other Class such acknowledgements, releases, consents, endorsements and other documents as the Agent of such other Class may reasonably request to accomplish the purposes of this Section (including any such request made at the request of any insurer). In the event of a conflict between the provisions of this Section and any other provision hereof, the provisions of this Section shall control.

SECTION 5.03. Certain Provisions Regarding Credit Documents. (a) The ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges and agrees that the Term Documents may be Amended, and Indebtedness thereunder may be Refinanced, without the consent of any ABL Secured Party, and the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that the ABL Documents may be Amended, and Indebtedness thereunder may be Refinanced, without the consent of any Term Secured Party. No Amendment of any Credit Document shall affect the lien subordination or other provisions of this Agreement. Nothing in this paragraph shall affect any covenant of any Grantor under the Credit Documents of any Class that restricts the ability of such Grantor to Amend any Credit Document of the other Class or to effect a Refinancing of any Indebtedness thereunder.

(b) In the event any Indebtedness under the Credit Documents of any Class is Refinanced, the holders of such Refinancing Indebtedness shall bind themselves in a writing addressed to the Agent of the other Class, for the benefit of the Secured Parties of such other Class, to the terms of this Agreement.

24

(c) The Agent of each Class agrees that each Collateral Document of such Class executed by it shall include the following language (or language to similar effect approved by the Agent of the other Class):

“Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement dated as of June 14, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the ABL Secured Parties identified therein, and JPMorgan Chase Bank, N.A., in its capacity as administrative and collateral agent for, and acting on behalf of, the Term Secured Parties identified therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

SECTION 5.04. Bailee for Perfection. (a) Each Agent agrees to hold that part of the Collateral that is in its possession or control, or in the possession or control of its agents or bailees (such Collateral being called the “Pledged or Controlled Collateral”), as collateral agent for its Related Secured Parties and as gratuitous bailee for the Agent of the other Class (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) solely for the purpose of perfecting the security interest granted under the Credit Documents of such other Class, subject to the terms and conditions of this Section.

(b) No Agent shall have any obligation whatsoever to its Related Secured Parties or to any Secured Party of the other Class to ensure that the Pledged or Controlled Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person. The duties or responsibilities of any Agent to any Secured Party of the other Class under this Section shall be limited solely to holding the Pledged or Controlled Collateral in its possession or under its control as gratuitous bailee in accordance with this Section and delivering such Pledged or Controlled Collateral upon the Discharge of Obligations of the applicable Class as provided in Section 4.03.

(c) No Agent acting pursuant to this Section shall have by reason of any Credit Document, this Agreement or any other document or agreement a fiduciary relationship in respect any Secured Party or any liability to any Secured Party, absent gross negligence or willful misconduct on the part of such Agent (such absence to be presumed unless otherwise determined by a final, non-appealable judgment of a court of competent jurisdiction).

25

(d) Subject to the terms of this Agreement, so long as the Discharge of Obligations of the applicable Class has not occurred, each Agent shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the Credit Documents of the applicable Class. Upon the Discharge of such Obligations, such Agent shall, at the expense of the Grantors, take such other actions as are reasonably requested by the other Agent in connection with such other Agent obtaining a first-priority interest in, or possession or control of, such Pledged or Controlled Collateral.

SECTION 5.05. When Discharge of Obligations Deemed Not to Have Occurred. If any Grantor shall enter into any Refinancing of Obligations of any Class that is permitted by the Credit Documents of the other Class, where obligations under such Refinancing are secured by Liens on Collateral subject to Senior Liens securing such Refinanced Obligations, then a Discharge of Obligations of such Class shall be deemed not to have occurred for all purposes of this Agreement and, from and after the date on which the Notice of New Obligations is delivered to the Agent of the other Class in accordance with the next sentence, (a) the obligations under such Refinancing of Obligations of any Class shall automatically be treated as Obligations of such Class (to the same extent as the Refinanced Obligations), (b) the Liens securing such Refinancing of Obligations of any Class shall be treated as Senior Liens (to the same extent as the corresponding Liens securing the Refinanced Obligations) for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and (c) the collateral agent for such Refinancing of Obligations of any Class (the “New Agent”) shall be the Agent of such Class (and, where applicable, the Senior Agent) for all purposes of this Agreement (to the same extent as the Agent for the Refinanced Obligations). Upon receipt of a notice (the “Notice of New Obligations”) stating that any Grantor has Refinanced any Obligations of any Class as provided above (which notice shall include the identity of the New Agent), the original Agents shall promptly enter into such documents and agreements (including Amendments to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to such New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Agent shall agree in a writing addressed to the remaining original Agent, for the benefit of its Related Secured Parties, to be bound by the terms of this Agreement. The provisions of this Section are intended to ensure that (i) the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same priorities relative to the Liens on such Collateral securing Obligations of the other Class as the Liens that secured such Refinanced Obligations prior to such Refinancing and (ii) the parties benefited by the Liens on any Collateral securing any Refinancing of any Obligations of any Class will have the same rights and obligations relative to the parties holding Liens on such Collateral securing Obligations of the other Class as the parties that were benefited by the Liens that secured such Refinanced Obligations, and such provisions shall be construed accordingly.

SECTION 5.06. Obligations Purchase Right. Without prejudice to the enforcement of any remedies of any Secured Party, whether under the Credit Documents or otherwise, the Agent of each Class, on behalf of its Related Secured Parties, agrees

26

that, in the event a Purchase Event shall have occurred with respect to Obligations of such Class (the “Subject Obligations”), the Secured Parties of the other Class (or any of them) may, at their sole expense and effort, upon notice to the Company and the Agent of such first Class, require the Secured Parties holding the Subject Obligations (the “Subject Secured Parties”) to assign and delegate to the Secured Parties of such other Class, without warranty or representation or recourse, all (but not less than all) of the Subject Obligations (including all, but not less than all, unfunded commitments under the applicable Credit Documents, if any, that are in effect); provided that (i) such assignment and delegation shall not conflict with any applicable law, and (ii) the Secured Parties of such other Class shall have paid to the Agent of such first Class, for the account of the Subject Secured Parties, in immediately available funds, an amount equal to 100% of the principal of all Indebtedness included in such Subject Obligations plus all accrued and unpaid interest thereon plus all accrued and unpaid fees and all the other Subject Obligations then outstanding (which shall include, with respect to (A) the aggregate face amount of the letters of credit, cash collateral in an amount equal to 105% thereof, (B) any Swap Obligations, 100% of the aggregate amount of such Swap Obligations (giving effect to any netting arrangements) that the Company or a Subsidiary would be required to pay if the relevant Swap Agreements giving rise to such Swap Obligations were terminated at such time, and (C) the Banking Services Obligations, 100% of the aggregate amount of the Banking Services Obligations (giving effect to any netting arrangements) that the Company or Subsidiary would be required to pay if the Banking Services giving rise to the Banking Services Obligations were terminated at such time). In order to effectuate the foregoing, the Agent of such first Class shall calculate, upon the written request of the Agent of such other Class from time to time, the amount in cash (and, with respect to clause (A) above, cash collateral) that would be necessary so to purchase the Subject Obligations. Following exercise of any such purchase right by the Secured Parties of any Class in accordance with the terms of this Section, the Secured Parties shall cooperate in consummating promptly thereafter such assignment and delegation using the applicable assignment forms set forth in the Credit Documents of the applicable Class.

SECTION 5.07. Sharing of Information; Rights of Access and Use. (a) Subject to confidentiality limitations imposed by law, contract or otherwise, each Agent agrees, for itself and on behalf of its Related Secured Parties, that if any of them obtains actual possession of any books and records of any Grantor (whether such books and records are in the form of a writing or stored in electronic form), then, upon request of the Agent of the other Class and reasonable prior notice, such Agent or such Related Secured Party in possession thereof will permit the requesting Agent, or its designated representatives and agents, to examine such books and records if and to the extent the requesting Agent delivers to such Agent or such Related Secured Party a certificate of its duly authorized officer to the effect that (i) such books and records contain, or are reasonably expected to contain, information that, in the good faith opinion of the requesting Agent, is necessary or useful to the exercise of rights and remedies with respect to the Senior Liens of the requesting Agent and (ii) the requesting Agent is entitled to receive and use such information as against the applicable Grantor or its suppliers, customers and contracts and under applicable law, and, in doing so, will comply, and will cause its Affiliates to comply, with all obligations imposed by law, contract or otherwise in respect of the disclosure or use of such information.

27

(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that if the ABL Agent takes any enforcement action with respect to the ABL Priority Collateral, the Term Agent and the other Term Secured Parties (i) shall cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and the ABL Secured Parties and subject to the condition that the Term Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that, in the judgment of the Term Agent, could reasonably be expected to result in the incurrence of any liability, loss or damage to the Term Agent or the other Term Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to assemble and sell the ABL Priority Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL Priority Collateral or selling or assembling the ABL Priority Collateral and (iii) in the event that the Term Agent or any other Term Secured Party shall acquire control or possession of any of the Term Priority Collateral, shall permit the ABL Agent, or its designated representatives or agents, upon reasonable advance notice, to use the Term Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) Intellectual Property), for a period not to exceed 120 days, for purposes of (A) assembling the ABL Priority Collateral, (B) selling (by public auction, private sale or a “store closing,” “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the Grantors’ business) any or all of the ABL Priority Collateral (including any ABL Priority Collateral located on any real property constituting Term Priority Collateral) in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located in or on any real property constituting Term Priority Collateral or (D) taking reasonable actions to protect, secure and otherwise enforce the rights of the ABL Agent and the other ABL Secured Parties in and to the ABL Priority Collateral; provided that nothing contained in this paragraph shall restrict the rights of the Term Agent or the other Term Secured Parties from selling or otherwise Disposing of any Term Priority Collateral prior to the expiration of such 120-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this paragraph. If any stay or other order prohibiting the enforcement or exercise of rights or remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 120-day period shall be tolled during the pendency of any such stay or other order. The rights of the ABL Agent, and its designated representatives and agents, set forth in clause (iii) above as to the Term Priority Collateral shall be irrevocable and royalty and rent free and shall continue at the ABL Agent’s option for a period of up to 120 days as to any such Term Priority Collateral, beginning upon the earlier of (1) the date that is five days after the date on which the Term Agent has notified the ABL Agent that the Term Agent has acquired possession or control of such Term Priority Collateral and (2) the date the ABL Agent provides the Term Agent with written notice that it intends to exercise its rights under such clause with respect to such Term Priority Collateral.

28

(c) During the period of actual use or control by the ABL Agent, or its designated representatives or agents, of any Term Priority Collateral, the ABL Secured Parties shall be (i) responsible for the ordinary course third party expenses related thereto, including costs with respect to heat, light, electricity and water with respect to that portion of any premises so used or controlled, or that arise as a result of such use or control, provided that the ABL Secured Parties shall not be obligated to pay any fee to the Term Secured Parties (or any Person claiming by, through or under the Term Secured Parties, including any purchaser of any Term Priority Collateral) or to any Grantor, for or in respect of the use by the ABL Agent, or its designated representatives or agents, of any Term Priority Collateral, and (ii) be obligated to repair at their expense any physical damage to such Term Priority Collateral resulting from such use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such use or control, ordinary wear and tear excepted. In addition, the ABL Agent shall indemnify and hold harmless the Term Agent, and its officers, directors, employees and agents, from any liability, cost, expense, loss or damages, including reasonable and documented out-of-pocket legal fees and expenses, arising from any claim by a third party against the Term Agent to the extent such liability, cost, expense, loss or damages are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the ABL Agent, or its designated agents or representatives, pursuant to the exercise of its rights of access and use under paragraph (b) of this Section, to the extent not covered by insurance. Notwithstanding the foregoing, in no event shall the ABL Agent or the other ABL Secured Parties have any liability to the Term Agent or the other Term Secured Parties pursuant to this paragraph as a result of the condition of any Term Priority Collateral existing prior to the date of the exercise by the ABL Agent of its rights under paragraph (b) of this Section, and the ABL Agent and the other ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use or control thereof by the ABL Agent, or its designated representatives or agents, or for any diminution in the value of the Term Priority Collateral that results solely from ordinary wear and tear resulting from the use or control of the Term Priority Collateral by the ABL Agent, or its designated representatives or agents, in the manner and for the time periods specified under this Section. Without limiting the rights granted under this Section, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, agrees to cooperate with the Term Agent (at the sole cost and expense of the Term Agent and the other Term Secured Parties and subject to the condition that the ABL Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that, in the judgment of the Term Agent, could reasonably be expected to result in the incurrence of any liability, loss or damage to the ABL Agent or the ABL Secured Parties) in connection with any efforts made by the Term Agent to sell the Term Priority Collateral.

(d) Neither the Agent nor any other Secured Party of any Class shall have any responsibility or liability for the acts or omissions of the Agent or any other Secured Party of the other Class made or arising in connection with the use or occupancy by the Agent or any other Secured Party of such other Class of any of the Term Priority Collateral.

29

(e) The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and consents to the ABL Agent recording a memorandum of this Agreement (including the access rights set forth in this Agreement), in form reasonably acceptable to the ABL Agent, in the real property records of each county in which any real property constituting Term Priority Collateral is located. Upon the termination of the applicable access period referred to in paragraph (b) of this Section with respect to any such real property, the ABL Agent shall promptly take any actions reasonably requested by the Term Agent to remove such memoranda from the real property records relating to such real property.

SECTION 5.08. Consent to License of Intellectual Property. (a) The Term Agent, for itself and on behalf of the other Term Secured Parties, (i) acknowledges and consents to the grant to the ABL Agent by the Grantors of a limited, nonexclusive royalty-free license pursuant to the ABL Security Agreement (an “Intellectual Property License”) and (ii) agrees that the Term Liens on the Intellectual Property constituting Collateral shall be subject to the Intellectual Property License.

(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that if any Term Secured Party becomes the owner of any Intellectual Property as a result of the exercise of rights or remedies by such Term Secured Party with respect to its Senior Lien thereon, then, upon request of the ABL Agent, such Term Secured Party shall promptly provide written confirmation of the grant to the ABL Agent of, and does hereby irrevocably grant to the ABL Agent, a limited, nonexclusive royalty-free license in the form substantially similar to the Intellectual Property License (a “Successor Intellectual Property License”) to use any such Intellectual Property. Any license so granted by any Term Secured Party shall be binding on its successors and assigns (including any purchaser at a foreclosure sale). No Term Secured Party shall make any sale or transfer of any such Intellectual Property unless the purchaser or transferee thereof agrees in writing to provide a Successor Intellectual Property License to the ABL Agent upon request.

SECTION 5.09. Permits and Licenses. The Term Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by the Term Agent in order to realize on any ABL Priority Collateral, the Term Agent shall take all such actions as shall be available to it (at the sole cost and expense of the Grantors), consistent with applicable law, and as shall be reasonably requested by the ABL Agent to make such rights available to the ABL Agent, subject to the Term Liens. The ABL Agent agrees that if the Term Agent shall require rights available under any permit or license controlled by the ABL Agent in order to realize on any Term Priority Collateral, the ABL Agent shall take all such actions as shall be available to it (at the sole cost and expense of the Grantors), consistent with applicable law, and as shall be reasonably requested by the Term Agent to make such rights available to the Term Agent, subject to the ABL Liens.

30

ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01. Cash Collateral and DIP Financing. Until the Discharge of ABL Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) that constitutes ABL Priority Collateral (any such use being referred to as “Cash Collateral Usage”) or to permit any Grantor to obtain financing from the ABL Secured Parties, or any of them, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (any such financing being referred to as a “DIP Financing”), then the Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that none of them will raise any objection to such Cash Collateral Usage or such DIP Financing, insofar as its rights with respect to the ABL Priority Collateral are affected. To the extent the ABL Liens on the ABL Priority Collateral are subordinate to or pari passu with any such DIP Financing meeting the foregoing requirements, the Term Agent, for itself and on behalf of the other Term Secured Parties, shall subordinate, and hereby subordinates, to the same extent the Term Liens on the ABL Priority Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and agrees, for itself and on behalf of the other Term Secured Parties, that neither the Term Agent nor any other Term Secured Party will request adequate protection or any other relief in connection with its rights as a holder of Liens on the ABL Priority Collateral (except as expressly agreed by the ABL Agent or to the extent permitted by Section 6.03(b)).

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations with respect to any Collateral has occurred, no Junior Secured Party with respect to such Collateral shall seek, or join or otherwise support any other Person in seeking, relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Collateral without the prior written consent of the Senior Agent with respect to such Collateral. No Junior Secured Party shall oppose, or join or otherwise support any other Person opposing, any motion of any Senior Secured Party seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of such Senior Secured Party’s Senior Priority Collateral.

SECTION 6.03. Adequate Protection. (a) Each Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them shall contest, or join or otherwise support any other Person contesting, (i) any request by the Agent or any other Secured Party of the other Class for adequate protection with respect to its Senior Liens on any Collateral or (ii) any objection by the Agent or any other Secured Party of the other Class to any motion, relief, action or proceeding based on the Agent or such other Secured Party of the other Class claiming a lack of adequate protection with respect to its Senior Liens on any Collateral.

31

(b) Notwithstanding paragraph (a) of this Section, in any Insolvency or Liquidation Proceeding:

(i) if the Agent or any other Secured Party of any Class is granted adequate protection in the form of an additional Lien on Collateral of a type that would constitute Senior Priority Collateral of the Agent and other Secured Parties of such Class, then (A) the Agent of the other Class, for itself and on behalf of its Related Secured Parties, may seek or request adequate protection in the form of a Lien on such Collateral, which Lien will be junior and subordinate to the Liens securing the Senior Obligations (and, in the case of any such Lien on additional collateral that would constitute ABL Priority Collateral, to any Cash Collateral Usage and/or DIP Financing (and all obligations related thereto) permitted by the ABL Credit Agreement) on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such Collateral securing the Senior Obligations under this Agreement and (B) subject to clause (ii) below, the Agent of such first Class, for itself and on behalf of its Related Secured Parties, agrees that none of them shall contest, or join or otherwise support any other Person contesting, (1) any request by the Agent of such other Class, for itself or on behalf of its Related Secured Parties, for adequate protection pursuant to the preceding clause (A) or (2) any motion, relief, action or proceeding in support of a request for adequate protection pursuant to the preceding clause (A); and

(ii) if any Agent or any other Secured Party of any Class is granted adequate protection in the form of additional collateral of a type that would constitute Junior Priority Collateral of the Agent and other Secured Parties of such Class, then the Agent of such Class, for itself and on behalf of its Related Secured Parties, agrees that the Agent of the other Class shall be entitled to be granted adequate protection in the form of a Lien on such additional collateral as security for the Obligations of such other Class (and, in the case of any additional collateral that would constitute ABL Priority Collateral, for any DIP Financing (and all obligations related thereto) provided by the ABL Secured Parties) and that any Lien on such additional collateral securing the Junior Obligations shall be junior and subordinate to the Lien on such collateral securing the Senior Obligations (and any such DIP Financing and related obligations) and to any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens on Collateral securing the Junior Obligations are so junior and subordinate to the Liens on such Collateral securing the Senior Obligations under this Agreement; provided that, to the extent the Agent of such other Class is not granted such adequate protection in the applicable form, any such additional collateral and any amounts recovered by or distributed to the Agent or any other Secured Party of such first Class pursuant to or as a result of any Lien on such additional collateral granted to or for the benefit of the Agent or any Secured Party of such first Class shall be subject to Section 4.02.

(c) Except as expressly set forth in Sections 6.01 and 6.07 and in paragraphs (a) and (b) of this Section, nothing herein shall limit (i) the rights of the Agent of any Class, or any of its Related Secured Parties, to seek adequate protection with respect to its or their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the right of the Agent of the other Class, or any of its Related Secured Parties, to object to such request for adequate protection.

32

SECTION 6.04. No Waiver. Subject to Sections 3.01(c) and 3.01(e), nothing contained herein shall prohibit or in any way limit the Senior Agent or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Agent or any other Junior Secured Party, including the seeking by any such Junior Agent or any other Junior Secured Party of adequate protection or the asserting by any such Junior Agent or any other Junior Secured Party of any of its rights and remedies under the applicable Junior Credit Documents or otherwise, in each case to the extent affecting the Senior Agent’s or such Senior Secured Parties’ rights in its Senior Priority Collateral.

SECTION 6.05. Avoidance Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of its Senior Obligations (a “Recovery”), then such Secured Party shall be entitled to a reinstatement of the applicable Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

SECTION 6.06. Post-Petition Amounts. (a)The Term Agent agrees, for itself and on behalf of the other Term Secured Parties, that none of them shall oppose or seek to challenge any claim by the ABL Agent or any other ABL Secured Party for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of the ABL Agent and the other ABL Secured Parties, without regard to the existence of the Term Liens of the Term Agent or any other Term Secured Party on such Collateral.

(b) The ABL Agent agrees, for itself and on behalf of the other ABL Secured Parties, that none of them shall oppose or seek to challenge any claim by the Term Agent or any other Term Secured Party for allowance in any Insolvency or Liquidation Proceeding of Term Obligations consisting or alleged to consist of Post-Petition Amounts to the extent of the value of the Senior Priority Collateral of the Term Agent and the other Term Secured Parties, without regard to the existence of the ABL Liens of the ABL Agent or any other ABL Secured Party on such Collateral.

SECTION 6.07. Asset Dispositions. Each Junior Agent, on behalf of itself and its Related Secured Parties, agrees that none of them will, in an Insolvency or Liquidation Proceeding, oppose or object to, or join or otherwise support any other Person in opposing or objecting to, any Disposition of any Senior Priority Collateral of any Grantor that is supported by the Senior Agent (and will not so oppose or object to any related bidding procedures and other related matters supported by the Senior Agent), and each Junior Agent and its Related Secured Parties will be deemed to have consented

33

under Section 363 of the Bankruptcy Code (or any comparable provisions of any other Bankruptcy Law) to any such Disposition of Senior Priority Collateral (and any such related bidding procedures and other related matters) supported by the Senior Agent.

SECTION 6.08. Waiver. (a) Until the Discharge of the ABL Obligations has occurred, the Term Agent, for itself and on behalf of the other Term Related Secured Parties, agrees that none of them (i) will assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the ABL Liens on any ABL Priority Collateral for costs or expenses of preserving or disposing of any ABL Collateral and (ii) waives any claim it may now or hereafter have arising out of the election by any ABL Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any ABL Priority Collateral.

(b) Until the Discharge of the Term Obligations has occurred, the ABL Agent, for itself and on behalf of its Related Secured Parties, agrees that none of them (i) will assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any successor provision) senior to or on a parity with the Term Liens on any Term Priority Collateral for costs or expenses of preserving or disposing of any Term Collateral and (ii) waives any claim it may now or hereafter have arising out of the election by any Term Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision) with respect to any Term Priority Collateral.

SECTION 6.09. Separate Grants of Security and Separate Classification. Each of the ABL Agent, for itself and on behalf of the other ABL Secured Parties, and the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Collateral Documents and the Term Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the ABL Priority Collateral and the Term Priority Collateral, the ABL Obligations and the Term Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding (other than any such plan of reorganization that provides for the payment in full and in cash of the aggregate amount of (and accrued interest, fees and expenses under) the ABL Obligations and the Term Obligations). To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims as contemplated hereunder), then each Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, subject to the provisions hereof (including Sections 2.01 and 4.01), all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Senior Priority Collateral of any Class is sufficient to satisfy the Senior Obligations of such Class, the Senior Secured Parties of such Class shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims constituting the Senior

34

Obligations of such Class, all Post-Petition Amounts included in the Senior Obligations of such Class before any distribution is made in respect of the Junior Obligations in respect of such Collateral, with the Junior Secured Parties in respect of such Collateral being required to (and hereby agreeing to) turn over to the Senior Agent in respect of such Collateral amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

SECTION 6.10. Voting. Each Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Agent or other Secured Party shall be required to vote to approve any plan of reorganization with respect to any Grantor for any reason or to agree that any provision of any Credit Document shall survive the effectiveness of a plan of reorganization with respect to any Grantor in an Insolvency or Liquidation Proceeding.

SECTION 6.11. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any assets of such reorganized Grantor are distributed pursuant to a plan of reorganization, on account of both the ABL Obligations and the Term Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and the Term Obligations are secured by Liens upon the same assets, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE VII

Reliance; Waivers; Etc.

SECTION 7.01. Reliance; Information. (a) Other than any reliance on the terms of this Agreement, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges that it and the other ABL Secured Parties have, independently and without reliance on the Term Agent or any other Term Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the ABL Documents and be bound by the terms of this Agreement and agrees, for itself and on behalf of the other ABL Secured Parties, that it and the other ABL Secured Parties will continue to make their own credit decision in taking or not taking any action under the ABL Documents or this Agreement.

(b) Other than any reliance on the terms of this Agreement, the Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges that it and the other Term Secured Parties have, independently and without reliance on the ABL Agent or any other ABL Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Term Documents and be bound by the terms of this Agreement and agrees, for itself and on behalf of the other Term Secured Parties, that it and the other Term Secured Parties will continue to make their own credit decision in taking or not taking any action under the Term Documents or this Agreement.

35

SECTION 7.02. No Warranties or Liability. (a) The ABL Agent, for itself and on behalf of the other ABL Secured Parties, acknowledges and agrees that, except as set forth in Section 8.16, the Term Agent and the other Term Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Term Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Term Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Term Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(b) The Term Agent, for itself and on behalf of the other Term Secured Parties, acknowledges and agrees that, except as set forth in Section 8.16, the ABL Agent and the other ABL Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any ABL Document, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the applicable ABL Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.

(c) None of the Term Agent or the other Term Secured Parties shall have any express or implied duty to the ABL Agent or any other ABL Secured Party, and none of the ABL Agent or the other ABL Secured Parties shall have any express or implied duty to any Term Agent or any other Term Secured Party, to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including any ABL Documents or any Term Documents), regardless of any knowledge thereof that they may have or be charged with.

SECTION 7.03. No Waiver of Lien Priorities. No right of the Agent or any other Secured Party of any Class to enforce any provision of this Agreement or any Credit Document of such Class shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Agent or any other Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any Credit Document, regardless of any knowledge thereof that any Agent or any other Secured Party may have or be otherwise charged with.

SECTION 7.04. No Marshalling. Until the Discharge of Obligations of such other Class, each Agent, for itself and on behalf of its Related Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any Collateral subject to any Senior Lien of the Agent or any other Secured Party of the other Class or any other similar rights a junior secured creditor may have under applicable law.

36

SECTION 7.05. Obligations Unconditional. All rights, interests, agreements and obligations of each Agent and its Related Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Credit Document;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any Obligations of any Class, or any Amendment, including any increase in the amount of the obligations thereunder, whether in writing or by course of conduct or otherwise, of the terms of any Credit Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any Amendment, whether in writing or by course of conduct or otherwise, of all or any Obligations of any Class or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of any Obligations or this Agreement or any Agent or any Secured Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the ABL Agent, to JPMorgan Chase Bank, N.A., 270 Park Avenue, 44th Floor, Mail Code: NY1-K855, New York, NY 10017, Attention: Donna DiForio (Fax No. (646) 534-2274); and

(b) if to the Term Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn, Chicago, Illinois 60603, Attention of Margaret Seweryn (Fax No. (888) 292-9533).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have

37

been given at the opening of business on the next business day for the recipient). As agreed to between the Agents from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person. Any Agent may change its address or facsimile number for notices and other communications hereunder by notice to the other Agent.

SECTION 8.02. Conflicts. In the event of any express conflict between the provisions of this Agreement and the provisions of any Credit Document, the provisions of this Agreement shall govern and control.

SECTION 8.03. Effectiveness; Continuing Nature of this Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of Lien subordination, and the Secured Parties of any Class may continue, at any time and without notice to the Agent or any other Secured Party of the other Class, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor constituting their Obligations in reliance hereon. Each Agent, for itself and on behalf of its Related Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The parties hereto acknowledge and agree that this Agreement is a “subordination agreement” within the meaning of, and is enforceable under, Section 510(a) of the Bankruptcy Code, and the terms hereof shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor, as the case may be, in any Insolvency or Liquidation Proceeding.

SECTION 8.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 8.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

38

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the ABL Agent and the Term Agent.

SECTION 8.06. Information Concerning Financial Condition of Grantors. Each Agent, for itself and on behalf of its Related Secured Parties, acknowledges that no Agent or any other Secured Party shall be responsible for keeping the Agent or any other Secured Party of the other Class informed of (a) the financial condition of any Grantor or (b) any other circumstances bearing upon the risk of nonpayment of the Obligations of any Class. No Agent or any other Secured Party of any Class shall have any duty to advise the Agent or any other Secured Party of the other Class of information known to it regarding such condition or any such circumstances or otherwise. In the event the Agent or any other Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Agent or any other Secured Party of the other Class, it shall be under no obligation (i) to make, and neither the Agent nor any other Secured Party of such Class shall make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.07. Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any Agent or any other Secured Party of any Class pays over to the Agent or any other Secured Party of the other Class under the terms of this Agreement, the Agent or Secured Party making such payment shall be subrogated to the rights of the Agent and Secured Party receiving such payment; provided that the Agent making such payment, for itself and on behalf of its Related Secured Parties, hereby agrees that none of them shall assert or enforce any such rights of subrogation they may acquire as a result of any such payment until the Discharge of Obligations of the other Class has occurred.

SECTION 8.08. Application of Payments. All payments received by any Agent or any other Secured Party of any Class may be applied, reversed and reapplied, in whole or in part, to such part of the Obligations of such Class as shall be provided in the applicable Credit Documents of such Class.

SECTION 8.09. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY

39

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8.11. Jurisdiction; Consent to Service of Process. (a) Each Agent agrees, for itself and on behalf of its Related Secured Parties, that each of them hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement brought by any of them shall be brought, and shall be heard and determined, exclusively in such New York State or, to the extent permitted by law, in such Federal court. Each Agent agrees, for itself and on behalf of its Related Secured Parties, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each Agent irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 8.12. Further Assurances. Each Agent, for itself and on behalf of its Related Secured Parties, agrees that each of them will take such further action and will execute and deliver such additional documents and instruments (in recordable form, if requested) as the other Agent may reasonably request to effectuate the terms of and the relative Lien priorities contemplated by this Agreement.

SECTION 8.13. Specific Performance. Each Agent may demand specific performance of this Agreement. Each Agent, for itself and on behalf of its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any other Agent or any of its Related Secured Parties.

40

SECTION 8.14. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 8.15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

SECTION 8.16. Authorization. By its signature, each Agent represents and warrants to the other Agent that it is duly authorized to execute and deliver this Agreement.

SECTION 8.17. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, each Agent and its successors and assigns, as well as each other Secured Party, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. Without limiting the generality of the foregoing, (a) any Person to whom any Lender assigns or otherwise transfers all or any portion of any Obligation in accordance with the applicable Credit Documents shall become vested with all the rights and obligations in respect thereof granted to such Lender, without any further consent or action of the other Secured Parties, and (b) any counterparty to a Swap Agreement or an agreement relating to Banking Services Obligations that accepts the benefit of any Collateral in accordance with the ABL Collateral Documents or the Term Collateral Documents, as applicable, shall be deemed to have agreed to be bound by the terms of this Agreement. No other Person, including any Grantor, any debtor-in-possession or any receiver or trustee in any Insolvency or Liquidation Proceeding, shall have or be entitled to assert any rights or benefits hereunder.

SECTION 8.18. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of (a) the ABL Agent and the other ABL Secured Parties and (b) the Term Agent and the other Term Secured Parties. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the ABL Obligations and the Term Obligations as and when the same shall become due and payable in accordance with their terms.

41

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A., as ABL Agent,

By:
Name: Title:

JPMORGAN CHASE BANK, N.A., as Term Agent,

By:
Name: Title:

[Signature Page to the Intercreditor Agreement]